UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-2429

Exact name of registrant as specified in charter:  USAA MUTUAL FUND, INC.

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                      SAN ANTONIO, TX  78288

Name and address of agent for service:               EILEEN M. SMILEY
                                                     USAA MUTUAL FUND, INC.
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-4103

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2004




ITEM 1.  REPORT TO STOCKHOLDERS.
USAA MUTUAL FUND, INC., EXTENDED MARKET INDEX FUND - ANNUAL REPORT FOR PERIOD ENDED DECEMBER 31, 2004


[LOGO OF USAA]
   USAA(R)

                     USAA EXTENDED MARKET
                            INDEX Fund

                               [GRAPHIC OF USAA EXTENDED MARKET INDEX FUND]

              A n n u a l  R e p o r t

--------------------------------------------------------------------------------
   DECEMBER 31, 2004

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                             2

INVESTMENT OVERVIEW & MANAGER'S COMMENTARY                             5

FINANCIAL INFORMATION

   USAA EXTENDED MARKET INDEX FUND:

      Distributions to Shareholders                                   12

      Report of Independent Registered Public
         Accounting Firm                                              13

      Financial Statements                                            14

      Financial Highlights                                            17

      Notes to Financial Statements                                   18

EXPENSE EXAMPLE                                                       24

DIRECTORS' AND OFFICERS' INFORMATION                                  26

MASTER EXTENDED MARKET INDEX SERIES:

      Report of Independent Registered Public
         Accounting Firm                                              33

      Schedule of Investments                                         34

      Financial Statements                                            81

      Financial Highlights                                            84

      Notes to Financial Statements                                   85

      Officers' and Trustees' Information                             92

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(c)2005, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                          "
                                           PATIENCE IS ONE OF THE FUNDAMENTAL
                                            ATTRIBUTES OF AN INDEX INVESTOR.
 [PHOTO OF CHRISTOPHER W. CLAUS]        A LONG-TERM STRATEGY - AND THE PATIENCE
                                       TO SEE IT THROUGH - IS OUR BEST CHANCE OF
                                           MAXIMIZING OUR INVESTMENT RETURNS.

                                                          "

                                                                    January 2005
--------------------------------------------------------------------------------

              2004 turned out to be a good year for equity investors - especially for those who waited for the stock market to come to them. Most of the market's gains came during the last two months of the year. Until then, prices remained relatively flat as investors struggled with uncertainty.

              At first, the uncertainty centered on economic concerns such as jobs and earnings growth, then on potential terrorist attacks at the Olympic Games or the Democratic and Republican national conventions. Investors also adopted a wait-and-see attitude about which candidate would win the presidency. Once the election was over, however, much of the uncertainty was lifted and stock prices rose. Investors who were still on the sidelines missed the rally that made 2004 a good year for equities, proving once again that the "Pareto Principle" holds true: You receive 80% of the gain in 20% of the time.

              Yes, timing is important. However, patience is one of the fundamental attributes of an index investor. Index fund returns are primarily based on the performance of the overall market or a particular sector, so index investors must take a longer perspective, giving the market time to work for them. After all, we cannot predict the future. A long-term strategy - and the

 . . . C O N T I N U E D
========================--------------------------------------------------------

              patience to see it through - is our best chance of maximizing our investment returns.

              Looking ahead, we see an expanding U.S. economy and gross domestic product (GDP) growth of about 3% during 2005. For this year's equity markets, we see the potential for positive returns. The principal risk for stock prices comes from the usual culprits: interest rates and earnings. Higher long-term rates could slow down GDP growth and hurt corporate earnings - a double whammy to the equity market. Furthermore, when long-term rates rise, bonds can become more attractive than stocks; equities may offer comparable returns but the potential rewards come with greater risk.

              On behalf of everyone at USAA, thank you for your business and the opportunity to serve your investment needs. We will continue to work hard to maintain your trust and confidence.

              Sincerely,

              /s/ CHRISTOPHER W. CLAUS

              Christopher W. Claus
              President and Vice Chairman of the Board

              INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA EXTENDED MARKET INDEX FUND

OBJECTIVE
--------------------------------------------------------------------------------

              Seeks to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones Wilshire 4500 Completion Index (Full Cap).

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

              Invests all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative Master Series Trust (Extended Market Portfolio), which is a separate fund advised by Merrill Lynch Quantitative Advisers, a division of Fund Asset Management, L.P., with a substantially similar investment objective; normally at least 80% of the Extended Market Portfolio's assets will be invested in stocks of companies or other financial instruments that are included in or correlated with securities in the Dow Jones Wilshire 4500 Completion Index (Full Cap).

                                                12/31/04              12/31/03
Net Assets                                   $121.2 Million        $71.4 Million
Net Asset Value Per Share                        $11.25                $9.71

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

1 YEAR                                            SINCE INCEPTION ON 10/27/00
17.92%                                                       4.00%

              THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

              TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                          CUMULATIVE PERFORMANCE COMPARISON

                   [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                   USAA
                           EXTENDED MARKET INDEX           DOW JONES WILSHIRE
                                   FUND                   4500 COMPLETION INDEX
                           ---------------------          ---------------------
10/30/2000                      $10,000.00                    $10000.00
  10/31/00                       10,400.00                     10468.00
  11/30/00                        8,840.00                      8685.30
  12/31/00                        9,360.00                      9235.08
  01/31/01                        9,750.00                      9737.47
  02/28/01                        8,670.00                      8554.37
  03/31/01                        7,960.00                      7769.07
  04/30/01                        8,750.00                      8591.04
  05/31/01                        8,940.00                      8794.65
  06/30/01                        8,980.00                      8865.89
  07/31/01                        8,600.00                      8453.62
  08/31/01                        8,200.00                      8042.78
  09/30/01                        7,160.00                      7008.48
  10/31/01                        7,520.00                      7375.72
  11/30/01                        8,100.00                      7948.81
  12/31/01                        8,515.19                      8374.87
  01/31/02                        8,362.22                      8216.58
  02/28/02                        8,127.67                      7984.06
  03/31/02                        8,678.36                      8525.37
  04/30/02                        8,576.38                      8441.83
  05/31/02                        8,372.42                      8255.26
  06/30/02                        7,801.34                      7690.60
  07/31/02                        7,036.51                      6942.31
  08/31/02                        7,077.30                      6982.57
  09/30/02                        6,598.00                      6511.95
  10/31/02                        6,822.35                      6725.54
  11/30/02                        7281.254                      7186.91
  12/31/02                        6965.603                      6884.34
  01/31/03                         6811.95                      6735.64
  02/28/03                        6648.054                      6564.55
  03/31/03                        6750.489                      6661.71
  04/30/03                        7313.883                      7216.63
  05/31/03                        8020.687                      7902.21
  06/30/03                        8194.827                      8090.28
  07/31/03                        8563.594                      8468.10
  08/31/03                        8922.118                      8822.91
  09/30/03                        8799.196                      8713.51
  10/31/03                        9475.269                      9377.48
  11/30/03                        9792.819                      9701.00
  12/31/03                        9991.638                      9902.78
  01/31/04                        10331.21                     10257.30
  02/29/04                        10516.43                     10436.80
  03/31/04                        10567.88                     10480.64
  04/30/04                        10125.41                     10059.32
  05/31/04                        10279.76                     10212.22
  06/30/04                        10557.59                     10478.76
  07/31/04                        9971.058                      9895.09
  08/31/04                        9971.058                      9899.05
  09/30/04                        10362.08                     10302.93
  10/31/04                        10578.17                     10534.74
  11/30/04                        11298.47                     11251.11
  12/31/04                        11782.13                     11741.66

                                [END CHART]

                   DATA FROM 10/30/00* THROUGH 12/31/04.

              *DATE THE FUND INITIALLY INVESTED IN SECURITIES REPRESENTED BY THE INDEX.

              The graph illustrates how a $10,000 hypothetical investment in the USAA Extended Market Index Fund closely tracks the Dow Jones Wilshire 4500 Completion Index (Full Cap), which is a market-capitalization-weighted index of approximately 4,700 U.S. equity securities. It includes all the stocks in the Dow Jones Wilshire 5000 Composite Index (Full Cap) except for stocks included in the S&P 500 Index.

              DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL CAP) IS A SERVICE MARK OF DOW JONES & COMPANY, INC. AND WILSHIRE ASSOCIATES INCORPORATED. NEITHER DOW JONES NOR WILSHIRE HAS ANY RELATIONSHIP TO FUND ASSET MANAGEMENT, L.P., OR USAA MUTUAL FUND, INC. OTHER THAN THE LICENSING AND SUBLICENSING OF THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL CAP) AND ITS SERVICE MARKS FOR USE IN CONNECTION WITH THE FUND. O DOW JONES AND WILSHIRE DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE THE FUND; RECOMMEND THAT ANY PERSON INVEST IN THE FUND OR ANY OTHER SECURITIES; HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT, OR PRICING OF THE FUND; HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT, OR MARKETING OF THE FUND; CONSIDER THE NEEDS OF THE FUND OR THE OWNERS OF THE FUND IN DETERMINING, COMPOSING, OR CALCULATING THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL CAP) OR HAVE ANY OBLIGATION TO DO SO.

              NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUND. SPECIFICALLY, NEITHER DOW JONES NOR WILSHIRE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES AND WILSHIRE DISCLAIM ANY WARRANTY ABOUT: THE RESULTS TO BE OBTAINED BY THE FUND, THE OWNER OF THE FUND, OR ANY OTHER PERSON IN CONNECTION

 M A N A G E R ' S
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

PERFORMANCE

              For the year ended December 31, 2004, the USAA Extended Market Index Fund met its objective of closely tracking the return of its benchmark, the Dow Jones Wilshire 4500 Completion Index (Full
              Cap). For the year ended December 31, 2004, the index returned 18.56%, while the Fund returned 17.92%. Returns in small- and mid-cap stocks were generally better than large-capitalization stocks for 2004. The Dow Jones Wilshire 5000 Composite Index (Full Cap) returned 12.62% for the year.

PERFORMANCE ANALYSIS

              The flow of economic news poured in mixed for much of the first three quarters of 2004 before turning generally positive in the fourth quarter. Good productivity and gross domestic product
              (GDP) numbers had a positive impact on the first quarter, but the railroad bombing in Madrid, Spain, caused market volatility to increase substantially. Renewed fears of terrorist attacks cast the long shadow of geopolitical unrest on equity markets around the world heading into the second quarter.

              wITH THE USE OF THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL CAP) AND THE DATA INCLUDED IN THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL CAP); THE ACCURACY OR COMPLETENESS OF THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL CAP) AND ANY RELATED DATA; THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL CAP) AND/OR ITS RELATED DATA; NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FULL CAP) OR RELATED DATA; UNDER NO CIRCUMSTANCES WILL DOW JONES OR WILSHIRE BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES OR WILSHIRE KNOWS THAT THEY MIGHT OCCUR. O THE LICENSING AGREEMENT BETWEEN THE FUND ASSET MANAGEMENT, L.P. (FAM), DOW JONES, AND WILSHIRE AND THE SUBLISCENSING AGREEEMENT BETWEEN USAA MUTUAL FUND, INC. AND FAM, ARE SOLELY FOR THE BENEFIT OF THE PARTIES TO THESE AGREEMENTS AND NOT FOR THE BENEFIT OF THE OWNERS OF THE USAA EXTENDED MARKET INDEX FUND OR ANY OTHER THIRD PARTIES.

              THE DOW JONES WILSHIRE 5000 COMPOSITE INDEX (FULL CAP) REPRESENTS A BROAD INDEX FOR THE U.S. EQUITY MARKET, MEASURING THE PERFORMANCE OF ALL U.S.-HEADQUARTERED EQUITY SECURITIES WITH READILY AVAILABLE PRICE DATA.

              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

              Factors ranging from persistent violence in Iraq to record high oil prices to mixed (though slowly improving) economic data in the United States led the aura of uncertainty in the second quarter. As it drew to a close, the drumbeat of presidential-election-year drama gradually swelled in the United States.

              As the third quarter progressed, the course of economic news began to slowly point toward a strengthening economy. Despite Federal Reserve Board (the Fed) Chairman Alan Greenspan's congressional testimony that his outlook remained constructive on economic growth and better-than-expected corporate earnings, a number of uncertain challenges hampered the U.S. equity market in the third quarter. Election buildup, a shifting Fed policy, and higher oil prices fanned the flames of fear that the U.S. economy would slow.

              The fourth quarter, however, proved to be the breakout that investors were looking for in the U.S. equity markets as negative October news segued into positive November and December news. As a result of lower oil prices, unwinding of the election uncertainty, reasonably good economic and earnings news, and the beginning of the seasonally strong year-end period, the market experienced a positive post-election bounce.

              As expected, the Fed continued to raise the federal funds rate. During 2004, the Fed more than doubled it from 1% to 2.25%. Overall, favorable liquidity conditions, stimulative fiscal policy, and rising earnings expectations have been responsible for the equity bull market that began in October 2002.

              The S&P 500 Index closed at 1,211.92 on December 31, 2004, with a year-to-date price return of 8.99%. The Dow Jones Industrial Average closed at 10,783.01 on December 31, 2004, with a price return of 3.15%, while the Nasdaq Composite Index returned 8.59% on December 31, 2004, with a closing level of 2,175.44,

              THE FTSE 100 INDEX CONTAINS THE 100 MOST HIGHLY CAPITALIZED BLUE CHIP COMPANIES, REPRESENTING APPROXIMATELY 80%, OF THE U.K. MARKET. IT IS USED EXTENSIVELY AS A BASIS FOR INVESTMENT PRODUCTS AND IS RECOGNIZED AS THE MEASURE OF THE U.K. FINANCIAL MARKETS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

              showing technology stocks' outperforming the broader market. European markets also posted positive returns with the FTSE 100 Index closing at 4,814.30 on December 31, 2004, returning 7.54% in sterling, and the Morgan Stanley Capital International (MSCI) World Index up 12.84% in U.S. dollars, with a closing level of 1,169.34 on December 31, 2004.

ECONOMIC OUTLOOK

              The year ended with an economy that is beginning to slow, a deceleration in earnings growth, the Fed continuing to move rates higher, anticipation of legislative progress on many fronts in Washington, and continuing concerns about the structural problems of debt and deficits as reflected by a significant decline in the U.S. dollar.

              The recent increase in equity prices to new cyclical highs has led to questions about how much upside potential exists. Valuation levels, at least on an absolute basis, are somewhat stretched, although the profit environment is still strong enough to support the market.

              Equity prices could have fallen as a result of the Fed's recent rate hike, but clearly have been benefiting from recent declines in bond yields as well as from the declining dollar. Our opinion is that until monetary tightening and/or rising bond yields begin to take their toll, equities remain in reasonably good shape.

              With that in mind, we believe the portfolio has the potential to meet its objectives for 2005.

              THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.

              THE NASDAQ COMPOSITE INDEX INCLUDES OVER 3,000 COMPANIES AND MEASURES ALL NASDAQ DOMESTIC- AND INTERNATIONAL-BASED COMMON-TYPE STOCKS LISTED ON THE NASDAQ STOCK MARKET.

              MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS AN UNMANAGED INDEX WHICH REFLECTS THE MOVEMENTS OF WORLD STOCK MARKETS BY REPRESENTING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES WITHIN EACH MARKET.

10

 P O R T F O L I O
==================--------------------------------------------------------------
                   HIGHLIGHTS

--------------------------------------------
                TOP 10 HOLDINGS*
               (% OF NET ASSETS)
--------------------------------------------
Berkshire Hathaway, Inc.
   Class A and B                        3.2%

Google, Inc.                            1.4%

Genentech, Inc.                         1.3%

Kraft Foods, Inc.                       1.0%

Liberty Media Corp. Class A             0.9%

The DIRECTV Group, Inc.                 0.7%

Amazon.com, Inc.                        0.5%

IAC/InterActiveCorp                     0.5%

Fox Entertainment Group, Inc.
   Class A                              0.4%

Juniper Networks, Inc.                  0.4%
--------------------------------------------

              *PERCENTAGES ARE OF NET ASSETS OF THE MASTER EXTENDED MARKET INDEX SERIES (THE SERIES), NOT OF THE NET ASSETS OF THE FUND.

              YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE SERIES OWNS ON PAGES 34-80.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                        ASSET ALLOCATION*
                           12/31/2004

        [PIE CHART OF ASSET ALLOCATION*]
                  12/31/2004

Business Services                        11.6%
Drugs & Medicine                          9.5%
Miscellaneous Finance                     8.4%
Real Property                             6.8%
Electronics                               5.9%
Banks                                     5.7%
Retail                                    4.2%
Media                                     3.9%
Insurance                                 3.5%
Producer Goods                            3.3%
Food & Agriculture                        2.9%
Energy & Utilities                        2.7%
Energy & Raw Materials                    2.6%
Domestic Oil                              2.6%
Telephone                                 2.6%
Business Machines                         2.2%
Construction                              2.2%
Non-Durables                              2.0%
Other**                                  19.7%

                   [END CHART]

              * PERCENTAGES ARE OF NET ASSETS OF THE MASTER EXTENDED MARKET
                INDEX SERIES (THE SERIES), NOT OF THE NET ASSETS OF THE FUND.

             ** INDUSTRIES REPRESENTING LESS THAN 2.0% OF THE SERIES' NET
                ASSETS AND SHORT-TERM SECURITIES.

12

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS
                           (unaudited)

USAA EXTENDED MARKET INDEX FUND

              The following federal tax information related to the Fund's fiscal year ended December 31, 2004, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on form 1099-DIV in January 2005.

              Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the maximum amount that may be considered qualified dividend income is $923,587.

              63.24% of ordinary income distributions qualifies for the dividends-received deductions eligible to corporations.

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
========================--------------------------------------------------------
                         Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF USAA EXTENDED MARKET INDEX FUND:

              We have audited the accompanying statement of assets and liabilities of the USAA Extended Market Index Fund (a portfolio of USAA Mutual Fund, Inc.), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through December 31, 2001, were audited by other auditors whose report dated February 8, 2002, expressed an unqualified opinion on those statements and financial highlights.

              We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Extended Market Index Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

              San Antonio, Texas
              February 18, 2005

14

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES

USAA EXTENDED MARKET INDEX FUND
DECEMBER 31, 2004

ASSETS

   Investment in Master Extended Market Index Series, at value                $121,181,144
   Receivable for capital shares sold                                              353,409
   Receivable due from USAA Investment Management
      Company (Note 4B)                                                             58,845
   Receivable due from USAA Transfer Agency Company (Note 4C)                        1,742
                                                                              ------------
      Total assets                                                             121,595,140
                                                                              ------------
LIABILITIES

   Payable for purchase in Master Extended Market Index Series                     110,069
   Payable for capital shares redeemed                                             245,082
   Accrued administrative fees                                                      37,599
   Accrued transfer agency fees                                                      2,901
   Other accrued expenses and payables                                              30,076
                                                                              ------------
      Total liabilities                                                            425,727
                                                                              ------------
          Net assets applicable to capital shares outstanding                 $121,169,413
                                                                              ============
NET ASSETS CONSIST OF:

   Paid-in capital                                                            $ 99,541,583
   Accumulated net realized loss from investments and
      futures transactions                                                        (233,358)
   Net unrealized appreciation on investments and futures contracts             21,861,188
                                                                              ------------
          Net assets applicable to capital shares outstanding                 $121,169,413
                                                                              ============
   Capital shares outstanding ($.01 par value per share,
      100,000,000 shares authorized)                                            10,769,617
                                                                              ============
   Net asset value, redemption price, and offering price per share            $      11.25
                                                                              ============

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS

USAA EXTENDED MARKET INDEX FUND
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
   Allocated from Master Extended Market Index Series:
      Dividends (net of $928 foreign withholding tax)                            $ 1,029,433
      Interest                                                                        71,539
      Securities lending - net                                                        20,010
      Other                                                                            1,907
                                                                                 -----------
         Total income                                                              1,122,889
            Expenses                                                                 (83,265)
                                                                                 -----------
   Net allocated investment income                                                 1,039,624
                                                                                 -----------
EXPENSES
   Administrative and servicing fees                                                 357,091
   Transfer agent's fees                                                             186,481
   Custody and accounting fees                                                         4,516
   Shareholder reporting fees                                                         21,500
   Postage                                                                            14,500
   Directors' fees                                                                     5,500
   Registration fees                                                                  36,215
   Professional fees                                                                  36,600
   Other                                                                               7,000
                                                                                 -----------
      Total expenses before reimbursement                                            669,403
   Expenses paid indirectly                                                             (219)
   Expenses reimbursed                                                              (283,063)
                                                                                 -----------
      Total expenses after reimbursement                                             386,121
                                                                                 -----------
NET INVESTMENT INCOME                                                                653,503
                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS ALLOCATED FROM MASTER
EXTENDED MARKET INDEX SERIES
   Net realized gain from investment transactions                                  2,947,548
   Net realized gain from futures transactions                                       252,769
   Net change in unrealized appreciation/depreciation on
      investments and futures contracts                                           12,702,901
                                                                                 -----------
          Net realized and unrealized gain on investments and
             futures contracts                                                    15,903,218
                                                                                 -----------
   Increase in net assets from operations                                        $16,556,721
                                                                                 ===========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS

USAA EXTENDED MARKET INDEX FUND
YEARS ENDED DECEMBER 31,

                                                                      2004            2003
                                                              ----------------------------
FROM OPERATIONS

   Net investment income                                      $    653,503    $    321,136
   Net realized gain (loss) from investment
      and futures transactions                                   3,200,317        (286,414)
   Net change in unrealized appreciation/depreciation
      on investments and futures contracts                      12,702,901      16,504,999
                                                              ----------------------------
Net increase in net assets from operations                      16,556,721      16,539,721
                                                              ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS

   Net investment income                                        (1,460,541)       (319,956)
   Net realized gains                                             (618,035)              -
                                                              ----------------------------
      Distributions to shareholders                             (2,078,576)       (319,956)
                                                              ----------------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                    54,605,848      40,130,532
   Reinvested dividends                                          2,015,470         307,818
   Cost of shares redeemed                                     (21,353,315)    (10,537,442)
                                                              ----------------------------
Net increase in net assets from capital share
   transactions                                                 35,268,003      29,900,908
                                                              ----------------------------
Net increase in net assets                                      49,746,148      46,120,673
NET ASSETS
      Beginning of period                                       71,423,265      25,302,592
                                                              ----------------------------
      End of period                                           $121,169,413    $ 71,423,265
                                                              ============================
   Accumulated undistributed net investment income
      End of period                                           $          -    $     75,212
                                                              ============================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                                   5,358,530       4,870,311
   Shares issued for reinvested dividends                          180,315          31,540
   Shares redeemed                                              (2,125,926)     (1,263,827)
                                                              ----------------------------
Increase in shares outstanding                                   3,412,919       3,638,024
                                                              ============================

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 F I N A N C I A L
==================--------------------------------------------------------------
                   HIGHLIGHTS

USAA EXTENDED MARKET INDEX FUND
DECEMBER 31, 2004

Contained below are selected ratios and supplemental data for the periods indicated for the USAA Extended Market Index Fund.

                                                                                                                PERIOD ENDED
                                                                       YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                                        -----------------------------------------------------------------------------------
                                            2004                2003                2002            2001               2000*
                                        -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value at beginning of period  $   9.71             $  6.80             $  8.35         $  9.36            $ 10.00
                                        -----------------------------------------------------------------------------------
Income (loss) from investment
   operations:
   Net investment income                     .06                 .06(a)              .04             .10                .03(a)
   Net realized and unrealized gain
      (loss) on investments and
      futures transactions                  1.68                2.89(a)            (1.56)           (.95)              (.67)(a)
                                        -----------------------------------------------------------------------------------
Total from investment operations            1.74                2.95(a)            (1.52)           (.85)              (.64)(a)
                                        -----------------------------------------------------------------------------------
Less distributions:
   From net investment income               (.14)               (.04)               (.03)           (.12)                 -
   From realized capital gains              (.06)                  -                   -            (.04)                 -
                                        -----------------------------------------------------------------------------------
Total distributions                         (.20)               (.04)               (.03)           (.16)                 -
                                        -----------------------------------------------------------------------------------
Net asset value at end of period        $  11.25             $  9.71             $  6.80         $  8.35            $  9.36
                                        ===================================================================================
Total return (%)**                         17.92               43.44              (18.20)          (9.03)             (6.40)
SUPPLEMENTAL DATA AND RATIOS
Net assets at end of period (000)       $121,169             $71,423             $25,303         $17,372            $20,795
Ratios to average net assets: ***
   Net investment income (%)                 .70                 .74                 .73             .97               1.54(c)
   Expenses, including expenses of the
      Master Extended Market
      Index Series (%)                       .50(b,d)            .50(b)              .50(b)          .50(b)             .50(b,c)
   Expenses before reimbursements,
      including expenses of the Master
      Extended Market Index Series (%)       .80(d)              .96                1.32            1.61               2.81(c)
Portfolio turnover (%)****                 22.90               14.53               28.14           97.51               8.88

    * Fund commenced operations on October 27, 2000.
   ** Assumes reinvestment of all net investment income and realized capital gain distributions during the period. Total returns for periods of less than one year are not annualized. The return for the period ended
      December 31, 2000, is cumulative.
  *** For the year ended December 31, 2004, average net assets were $93,950,167. **** Represents the portfolio turnover of the Master Extended Market Index
      Series.
  (a) Calculated using average shares.
  (b) Effective October 27, 2000, the Manager voluntarily agreed to limit the Fund's expenses to 0.50% of the Fund's average net assets.
  (c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  (d) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the Fund's expense ratios.

      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA EXTENDED MARKET INDEX FUND
DECEMBER 31, 2004

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

              USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940 (the Act), as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this annual report pertains only to the USAA Extended Market Index Fund (the Fund). The Fund's primary investment objective is to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones Wilshire 4500 Completion Index (Full Cap). The Dow Jones Wilshire 4500 Completion Index (Full
              Cap) measures the performance of all small- and mid-cap stocks as measured by the Dow Jones Wilshire 5000 Composite Index (Full
              Cap) less the stocks in the S&P 500 Index.

              USAA Investment Management Company (the Manager), an affiliate of the Fund, attempts to achieve this objective by investing all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative Master Series Trust (the Series), which is a separate open-end investment management company advised by Fund Asset Management, L.P. (FAM) with a substantially similar investment objective. At December 31, 2004, the Fund's investment was 55.46% of the Series.

              The financial statements of the Series, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

                 A. VALUATION OF INVESTMENTS - The Fund records its investment in the Series at fair value, which reflects its proportionate interest in the net assets of the Series. Valuation of the securities held by the Series is discussed in Note 1A of the Series' financial statements included elsewhere in this report.

                 B. INVESTMENT INCOME AND EXPENSES - The Fund records daily its pro rata share of the Series' income, expenses, and realized and

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EXTENDED MARKET INDEX FUND
DECEMBER 31, 2004

                     unrealized gains and losses. In addition, the Fund accrues its own expenses.

                 C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

                 D. EXPENSES PAID INDIRECTLY - Through arrangements with banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. For the year ended December 31, 2004, these bank credits reduced the Fund's expenses by $219.

                 E. INDEMNIFICATIONS - Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business the Company enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, the Company expects the risk of loss to be remote.

                 F. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

              The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the

20

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EXTENDED MARKET INDEX FUND
DECEMBER 31, 2004

              Manager, and $100 million with Bank of America and State Street Bank and Trust Company (State Street), under which Bank of America and State Street have each committed $50 million. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

              Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup. Subject to availability under its agreement with Bank of America and State Street, the Fund may borrow from Bank of America and State Street, at the federal funds rate plus a 0.50% markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets.

              The USAA funds that are party to the loan agreements are assessed facility fees in aggregate by Bank of America and State Street in an annual amount equal to 0.09% of the $100 million loan agreement, whether used or not, and by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. For the year ended December 31, 2004, the Fund paid CAPCO facility fees of $544. The Fund had no borrowings under either of these agreements during the year ended December 31, 2004.

              On November 17, 2004, the Company's Board of Directors approved, effective January 6, 2005, the termination of the $100 million line of credit with Bank of America and State Street and the renewal of the line of credit with CAPCO at a reduced amount of $300 million.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EXTENDED MARKET INDEX FUND
DECEMBER 31, 2004

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

              The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              During the current fiscal year, permanent differences between book-basis and tax-basis partnership accounting related to master-feeder funds and current year distributions of earnings and profits resulted in reclassifications made to the statement of assets and liabilities to decrease paid-in capital by $94,611; increase undistributed net investment income by $731,826; and decrease accumulated net realized gain on investments by $637,215. This reclassification has no effect on net assets.

              The tax character of distributions paid during the years ended December 31, 2004, and 2003, was as follows:

                                                      2004                  2003
              ------------------------------------------------------------------
              Ordinary income*                  $1,460,541              $319,956
              Long-term realized capital gains     618,035                 --

              *Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

              As of December 31, 2004, the components of net assets representing distributable earnings on a tax basis were as follows:

              Unrealized appreciation            $21,627,829

              The difference between book-basis and tax-basis appreciation of investments is attributable to the tax deferral of losses on wash sales and mark-to-market adjustments on futures contracts.

              Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income and the Fund's pro rata share

22

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EXTENDED MARKET INDEX FUND
DECEMBER 31, 2004

              of the Series' realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended December 31, 2004, the Fund utilized capital loss carryovers of $1,878,344 to offset capital gains.

(4) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

                 A. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.38% of the Fund's average net assets. For the year ended December 31, 2004, the Fund incurred administrative and servicing fees, paid or payable to the Manager, of $357,091.

                     Out of the administrative and servicing fees received from the Fund, the Manager pays FAM up to 0.11% for subadministrative services provided on the Manager's behalf. For the year ended December 31, 2004, the Manager paid FAM subadministrative fees of $14,483.

                 B. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 0.50% of the Fund's annual average net assets, before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This agreement may be modified or terminated at any time. For the year ended December 31, 2004, the Fund incurred reimbursable expenses of $283,063.

                 C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agency services to the Fund based on an annual charge of $26 per shareholder account, plus out-of-

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA EXTENDED MARKET INDEX FUND
DECEMBER 31, 2004

                     pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended December 31, 2004, the Fund incurred transfer agent's fees paid or payable to SAS, of $186,481. Additionally, the Fund recorded a receivable from SAS of $1,742 at December 31, 2004, for adjustments related to corrections to shareholder transactions.

                 D. UNDERWRITING AGREEMENT - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

                 E. MANAGEMENT AGREEMENT - The Manager serves as investment adviser to the Fund and is responsible for monitoring the services provided to the Series by FAM. While the Fund maintains its investment in the Series, the Manager receives no fee from the Fund for the monitoring service performed on its behalf.

(5) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

              Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

24

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE

USAA EXTENDED MARKET INDEX FUND
DECEMBER 31, 2004 (unaudited)

EXAMPLE
--------------------------------------------------------------------------------

              As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including administrative fees, transfer agency fees, expenses allocated to the Fund by the Master Extended Market Index Series, and other Fund operating expenses. This Example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

              The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2004, through December 31, 2004.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

              The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

              The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE
               (continued)

USAA EXTENDED MARKET INDEX FUND
DECEMBER 31, 2004 (unaudited)

              ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

              Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                                EXPENSES PAID
                                                   BEGINNING               ENDING               DURING PERIOD*
                                                 ACCOUNT VALUE          ACCOUNT VALUE           JULY 1, 2004 -
                                                 JULY 1, 2004        DECEMBER 31, 2004        DECEMBER 31, 2004
                                                 --------------------------------------------------------------
              Actual                              $1,000.00              $1,116.00                  $2.66
              Hypothetical
               (5% return before expenses)        $1,000.00              $1,022.62                  $2.54

              *Expenses are equal to the Fund's annualized expense ratio of 0.50%, which includes expenses of the Master Extended Market Index Series, and is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 11.60% for the six-month period of July 1, 2004, to December 31, 2004.

26

 D I R E C T O R S '  A N D  O F F I C E R S '
====================------------------------------------------------------------
                      INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

              The Board of Directors of the Company consists of six Directors. These Directors and the Company's Officers supervise the business affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Directors periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Director shall be 20 years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or reelection, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

              Set forth below are the Directors and Officers of the Company, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 38 individual funds as of December 31, 2004. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

              If you would like more information about the funds' Directors, you may call (800) 531-8181 to request a free copy of the funds' statement of additional information (SAI).

              * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF DIRECTORS
                AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT COMPRISE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED DIRECTOR(1)
--------------------------------------------------------------------------------

              CHRISTOPHER W. CLAUS (2,4)
              Director
              Born: December 1960
              Year of Election or Appointment: 2001

              President, Chief Executive Officer, Director, and Chairman of the Board of Directors, IMCO (12/04-present); President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-12/04); Senior Vice President, Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Director/Trustee of the USAA family of funds. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services. He also holds the Officer position of Senior Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

              (1) INDICATES THE DIRECTOR IS AN EMPLOYEE OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

              (2) MEMBER OF EXECUTIVE COMMITTEE

              (3) MEMBER OF AUDIT COMMITTEE

              (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

              (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

              (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE
                  USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

28

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

NON-INTERESTED (INDEPENDENT) DIRECTORS
--------------------------------------------------------------------------------

              BARBARA B. DREEBEN (3,4,5,6)
              Director
              Born: June 1945
              Year of Election or Appointment: 1994

              President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              ROBERT L. MASON, PH.D. (3,4,5,6)
              Director
              Born: July 1946
              Year of Election or Appointment: 1997

              Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              MICHAEL F. REIMHERR (3,4,5,6)
              Director
              Born: August 1945
              Year of Election or Appointment: 2000

              President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              LAURA T. STARKS, PH.D. (3,4,5,6)
              Director
              Born: February 1950
              Year of Election or Appointment: 2000

              Charles E. and Sarah M. Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present). Dr. Starks serves as a Director/Trustee of the USAA family of funds. Dr. Starks holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              RICHARD A. ZUCKER (2,3,4,5,6)
              Director
              Born: July 1943
              Year of Election or Appointment: 1992

              Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              (1) INDICATES THE DIRECTOR IS AN EMPLOYEE OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

              (2) MEMBER OF EXECUTIVE COMMITTEE

              (3) MEMBER OF AUDIT COMMITTEE

              (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

              (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

              (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE
                  USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

30

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

              CLIFFORD A. GLADSON
              Vice President
              Born: November 1950
              Year of Appointment: 2002

              Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02); Assistant Vice President, Fixed Income Investments, IMCO (11/94-12/99). Mr. Gladson also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

              STUART WESTER
              Vice President
              Born: June 1947
              Year of Appointment: 2002

              Vice President, Equity Investments, IMCO (1/99-present); Vice President, Investment Strategy and Analysis, CAPCO (6/96-1/99). Mr. Wester also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

              MARK S. HOWARD
              Secretary
              Born: October 1963
              Year of Appointment: 2002

              Senior Vice President, Life/IMCO/FPS General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); and Assistant Vice President, Securities Counsel, USAA (2/98-7/00). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life Insurance Company, IMCO, FAI, FPS, and USAA Shareholder Account Services; and Secretary for USAA Life Investment Trust, a registered investment company offering five individual funds.

              DAVID M. HOLMES
              Treasurer
              Born: June 1960
              Year of Appointment: 2001

              Senior Vice President, Life Underwriting, USAA Life Insurance Company (11/04-present); Senior Vice President, Life/IMCO/FPS Senior Financial Officer, USAA (12/02-11/04); Senior Vice President, Senior Financial Officer, IMCO (6/01-12/02); Vice President, Senior Financial Officer,

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              RealCo (12/97-5/01). Mr. Holmes also holds the Officer positions of Senior Vice President, Senior Financial Officer of USAA Life Insurance Company, IMCO, USAA Shareholder Account Services, FAI, and FPS; and Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

              EILEEN M. SMILEY
              Assistant Secretary
              Born: November 1959
              Year of Appointment: 2003

              Vice President, Securities Counsel, USAA (2/04-present); Assistant Vice President, Securities Counsel, USAA (1/03-2/04); Attorney, Morrison & Foerster, LLP (1/99-1/03). Ms. Smiley also holds the Officer position of Vice President and Assistant Secretary of IMCO, FAI, and FPS; and Assistant Secretary of USAA Life Investment Trust, a registered investment company offering five individual funds.

              ROBERTO GALINDO, JR.
              Assistant Treasurer
              Born: November 1960
              Year of Appointment: 2000

              Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99). Mr. Galindo also holds the Officer position of Assistant Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

              JEFFREY D. HILL
              Chief Compliance Officer
              Born: December 1967
              Year of Appointment: 2004

              Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04); Assistant Vice President, Investment Management Administration & Compliance, IMCO (9/01-12/02); Senior Manager, Investment Management Assurance and Advisory Services, KPMG LLP (6/98-8/01). Mr. Hill also serves as Chief Compliance Officer of USAA Life Investment Trust, a registered investment company offering five individual funds.

              (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

                              Annual report of the
                       MASTER EXTENDED MARKET INDEX SERIES
                  in which the USAA EXTENDED MARKET INDEX FUND
                                    invests.

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
========================--------------------------------------------------------
                         Public ACCOUNTING Firm

TO THE INVESTORS AND BOARD OF TRUSTEES OF QUANTITATIVE MASTER SERIES TRUST:

              We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Extended Market Index Series, one of the portfolios constituting the Quantitative Master Series Trust ("the Trust") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Extended Market Index Series of the Quantitative Master Series Trust as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted account-ing principles.

              Deloitte & Touche LLP
              Princeton, New Jersey
              February 18, 2005

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
COMMON STOCKS

   AEROSPACE - 0.4%
     200   Aerosonic Corp.+                  $     1,202
   2,300   Armor Holdings, Inc.+                 108,146
   1,500   Cubic Corp.                            37,755
   1,781   DRS Technologies, Inc.+                76,066
   1,300   EDO Corp.                              41,275
     900   ESCO Technologies, Inc.+               68,985
   1,100   EnPro Industries, Inc.+                32,527
   1,655   Engineered Support Systems, Inc.       98,009
     500   Esterline Technologies Corp.+          16,325
   2,800   GenCorp, Inc.                          51,996
   1,792   Heico Corp. Class A                    30,984
   2,700   KVH Industries, Inc.+                  26,460
   1,500   Kaman Corp. Class A                    18,975
     400   MTC Technologies, Inc.+                13,428
   1,300   Metrologic Instruments, Inc.+          27,625
     700   SatCon Technology Corp.+                1,414
     500   Spacehab, Inc.+                         1,065
   1,900   Teledyne Technologies, Inc.+           55,917
     300   Transtechnology Corp.+                  2,193
   3,000   Trimble Navigation Ltd.+               99,120
   2,100   Veeco Instruments, Inc.+               44,247
                                             -----------
                                                 853,714
                                             -----------
   AIR TRANSPORT - 0.4%
   1,900   AAR Corp.+                             25,878
   9,900   AMR Corp.(f)+                         108,405
   1,500   ATA Holdings Corp.+                     2,100
   3,500   Airtran Holdings, Inc.+                37,450
   1,500   Alaska Air Group, Inc.+                50,235
   1,600   America West Holdings Corp.
             Class B+                             10,528
   1,800   Aviall, Inc.+                          41,346
   1,200   Aviation General, Inc.+                    -
   3,970   Continental Airlines, Inc.
             Class B(f)+                          53,754
   2,895   EGL, Inc.+                             86,531
   1,600   ExpressJet Holdings, Inc.+             20,608
   2,700   FLYi, Inc.+                             4,779
   2,100   Frontier Airlines, Inc.+               23,961
     700   Great Lakes Aviation Ltd.+                700
   3,802   Hawaiian Holdings, Inc.                25,968
   5,250   JetBlue Airways Corp.+                121,905
     900   LMI Aerospace, Inc.+                    4,869
   1,300   MAIR Holdings, Inc.+                   11,960
   1,900   Mesa Air Group, Inc.+                  15,086
     800   Midwest Air Group, Inc.+                2,328
   5,100   Northwest Airlines Corp.+              55,743
     700   Petroleum Helicopters Non-
             Voting Shares+                       17,010
   1,300   Pinnacle Airlines Corp.+               18,122
   3,500   Skywest, Inc.                          70,210
   4,705   UAL Corp.(f)+                           6,117
     200   Vanguard Airlines, Inc.+                    -
                                             -----------
                                                 815,593
                                             -----------
   APPAREL - 1.0%
   2,650   Aeropostale, Inc.+                     77,990
   3,500   Ashworth, Inc.+                        38,115
   5,100   Bebe Stores, Inc.                     137,598
   1,200   Brown Shoe Co., Inc.                   35,796
     700   The Buckle, Inc.                       20,650
   1,400   Burke Mills, Inc.+                      1,540
   2,100   Cache, Inc.+                           37,842
     900   Carter's, Inc.+                        30,591
     400   Cherokee, Inc.                         14,112
   2,500   Columbia Sportswear Co.+              149,025
   3,400   DHB Industries, Inc.+                  64,736
   1,300   Deckers Outdoor Corp.(f)+              61,087
     600   Escalade, Inc.                          8,016
     200   Fab Industries, Inc.                      784
     600   Finlay Enterprises, Inc.+              11,874
   4,817   Fossil, Inc.+                         123,508
   1,800   GSI Commerce, Inc.+                    32,004
   1,600   Guess ?, Inc.                          20,080
     300   Haggar Corp.                            7,044
     300   Hampshire Group Ltd.+                   9,451
   2,100   Hartmarx Corp.+                        16,317
     400   JPS Industries, Inc.+                   2,080

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   1,900   The J. Jill Group, Inc.+          $    28,291
   1,625   Jos. A. Bank Clothiers, Inc.(f)+       45,987
   1,600   Kellwood Co.                           55,200
   1,100   Kenneth Cole Productions, Inc.
             Class A                              33,946
   2,600   K-Swiss, Inc. Class A                  75,712
     500   Lacrosse Footwear, Inc.+                5,625
     200   Lakeland Financial Corp.+               7,940
   1,000   Magic Lantern Group, Inc.+                450
     900   Marisa Christina, Inc.+                   936
     800   Mossimo, Inc.+                          2,728
     300   Mothers Work, Inc.+                     4,085
     700   Oshkosh B'Gosh, Inc. Class A           14,980
   1,500   Oxford Industries, Inc.                61,950
   1,400   Perry Ellis International, Inc.+       28,490
   1,900   Phillips-Van Heusen                    51,300
   1,000   Phoenix Footwear Group, Inc.+           7,780
   3,800   Polo Ralph Lauren Corp.               161,880
   1,400   Quaker Fabric Corp.                     7,840
   3,300   Quiksilver, Inc.+                      98,307
   1,100   Rocky Shoes & Boots, Inc.+             32,670
   2,900   Russell Corp.                          56,492
   2,300   Skechers U.S.A., Inc. Class A+         29,808
   1,700   Stage Stores, Inc.+                    70,584
     800   Steven Madden Ltd.+                    15,088
   2,400   Stride Rite Corp.                      26,808
   1,500   Superior Uniform Group, Inc.           22,425
     200   Tandy Brands Accessories, Inc.          2,850
   2,000   Timberland Co. Class A+               125,340
   3,300   Tropical Sportswear International
             Corp.+                                  528
   3,200   Unifi, Inc.+                           12,256
   2,700   The Warnaco Group, Inc.+               58,320
     150   Weyco Group, Inc.                       6,644
   2,400   Wolverine World Wide, Inc.             75,408
                                             -----------
                                               2,128,888
                                             -----------
   BANKS - 5.7%
     600   ABC Bancorp                            12,600
     800   Alabama National Bancorporation        51,600
     200   Ameriana Bancorp                        3,140
     400   American National Bankshares,
             Inc.                                  9,684
     432   Arrow Financial Corp.                  13,392
   7,879   Associated Banc-Corp                  261,662
   1,200   BCSB Bankcorp, Inc.                    20,100
   4,700   The Banc Corp.                         38,728
     400   Bancfirst Corp.                        31,592
     460   The Bancorp Inc.+                       7,360
   3,600   Bancorpsouth, Inc.                     87,732
   2,500   Bank Mutual Corp.                      30,425
     525   Bank of Granite Corp.                  10,973
   3,600   Bank of Hawaii Corp.                  182,664
     700   Bank of the Ozarks, Inc.               23,821
   3,400   BankAtlantic Bancorp, Inc.
             Class A                              67,660
   9,114   Banknorth Group, Inc.                 333,572
     200   Bar Harbor Bankshares                   5,796
     300   Berkshire Hills Bancorp, Inc.          11,145
   2,600   Boston Private Financial
             Holdings, Inc.                       73,242
   1,100   BostonFed Bancorp, Inc.                49,797
   3,499   Brookline Bancorp, Inc.                57,104
     400   Bryn Mawr Bank Corp.                    8,796
     800   CFS Bancorp, Inc.                      11,416
     500   Camco Financial Corp.                   7,700
     300   Camden National Corp.                  11,823
   1,100   Capital Bank Corp.                     20,196
     500   Capital City Bank Group, Inc.          20,900
     420   Capitol Bancorp Ltd.                   14,799
   4,540   Capitol Federal Financial             163,440
     210   Carrollton Bancorp                      3,738
     900   Cascade Bancorp                        18,090
     400   Cavalry Bancorp, Inc.                   8,908
     520   Center Bancorp, Inc.                    6,817
     502   Central Coast Bancorp+                 11,591
     300   Century Bancorp, Inc. Class A           8,850
   1,060   Chemical Financial Corp.               45,495
   2,233   Chittenden Corp.                       64,154
   3,300   Citizens Banking Corp.                113,355

36

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   2,428   Citizens South Banking Corp.      $    34,623
     300   City Bank                              10,710
   1,800   City Holding Co.                       65,232
   2,600   City National Corp.                   183,690
     980   Clifton Savings Bancorp, Inc.          11,907
   1,250   CoBiz, Inc.                            25,375
   7,155   The Colonial BancGroup, Inc.          151,901
     400   Columbia Bancorp                       13,676
   1,930   Columbia Banking System, Inc.          48,231
     100   Comm Bancorp, Inc.                      4,050
   3,060   Commerce Bancorp, Inc.                197,064
   4,385   Commerce Bancshares, Inc.             220,127
     356   Commercial Bankshares, Inc.            13,706
     100   Commercial National Financial
             Corp.                                 2,200
     600   Community Bank of Northern
             Virginia                             10,800
   1,600   Community Bank System, Inc.            45,200
     488   Community Banks, Inc.                  13,742
     880   Community Trust Bancorp, Inc.          28,477
   1,500   Corus Bankshares, Inc.                 72,015
   3,440   Cullen/Frost Bankers, Inc.            167,184
   6,750   Doral Financial Corp.                 332,437
     900   EFC Bancorp, Inc.                      23,391
   3,690   East-West Bancorp, Inc.               154,832
     250   Exchange National Bancshares,
             Inc.                                  7,218
     350   FFLC Bancorp, Inc.                     12,285
     300   FNB Corp.                               5,721
   2,769   FNB Corp.                              56,377
     300   FNB Corp.                               8,508
   1,125   FNB Financial Services Corp.           25,650
     300   Farmers Capital Bank Corp.             12,282
   1,200   Fidelity Federal Bancorp+               2,232
     100   Financial Institutions, Inc.            2,325
   1,950   First Bancorp                         123,844
     600   First Bancorp                          16,302
     750   First Busey Corp.                      15,653
   1,800   First Cash Financial Services,
             Inc.+                                48,078
     700   First Charter Corp.                    18,319
     600   First Citizens BancShares, Inc.
             Class A                              88,950
   3,200   First Commonwealth Financial
             Corp.                                49,248
     400   First Federal Bancorp, Inc.             5,280
   1,200   First Federal Bancshares of
             Arkansas, Inc.                       26,268
   1,710   First Financial Bancorp                29,925
     350   First Financial Bankshares, Inc.       15,683
     270   First Financial Service Corp.           6,988
     300   First M&F Corp.                        10,155
     115   First Merchants Corp.                   3,254
   2,175   First Midwest Bancorp, Inc.            78,931
   1,210   First Mutual Bancshares, Inc.          30,637
   3,052   First National Bankshares of
             Florida, Inc.                        72,943
   4,966   First Niagara Financial Group, Inc.    69,276
     450   First Oak Brook Bancshares, Inc.       14,584
     200   The First of Long Island Corp.          9,956
     800   First Republic Bank                    42,400
     400   First South Bancorp, Inc.              10,256
   1,200   First State Bancorporation             44,112
     542   FirstBank NW Corp.                     15,398
   4,900   FirstMerit Corp.                      139,601
     500   Flag Financial Corp.                    7,565
   1,500   Franklin Bank Corp.+                   27,375
     400   Frontier Financial Corp.               15,444
     400   Foothill Independent Bancorp            9,392
   7,951   Fulton Financial Corp.                185,338
     561   German American Bancorp                 9,032
   3,900   Gold Banc Corp., Inc.                  57,018
     600   Great Southern Bancorp, Inc.           21,000
   3,764   Greater Bay Bancorp                   104,940
     435   Greater Community Bancorp               7,143
   1,500   Hancock Holding Co.                    50,190
   2,478   Hanmi Financial Corp.                  89,059
   1,400   Harbor Florida Bancshares, Inc.        48,454
   1,541   Harleysville National Corp.            40,991
     700   Heritage Commerce Corp.+               13,314
   9,200   Hibernia Corp. Class A                271,492
   1,200   Home Federal Bancorp                   30,263

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
     500   Horizon Financial Corp.           $    10,290
  11,820   Hudson City Bancorp, Inc.             435,212
   3,440   Hudson United Bancorp                 135,467
     800   Independent Bank Corp.                 27,000
   1,000   Integra Bank Corp.                     23,110
     650   Interchange Financial Services
             Corp.                                16,848
   1,500   Irwin Financial Corp.                  42,585
   2,500   Jefferson Bancshares, Inc.             32,875
     500   LSB Bancshares, Inc.                    8,375
     250   MASSBANK Corp.                          9,363
   1,000   Main Street Banks, Inc.                34,930
     363   MainSource Financial Group,
             Inc.                                  8,676
   5,077   Mercantile Bankshares Corp.           265,019
     350   Merchants Bancshares, Inc.             10,150
   1,400   Mid-State Bancshares                   40,110
   1,000   Midwest Banc Holdings, Inc.            21,870
     300   MutualFirst Financial, Inc.             7,305
   1,360   NBT Bancorp, Inc.                      34,979
     120   NSD Bancorp, Inc.                       4,356
   2,900   Nara Bancorp, Inc.                     61,683
     787   National Penn Bancshares, Inc.         21,800
   2,900   Netbank, Inc.                          30,189
   1,500   North Valley Bancorp                   29,145
     300   Northern States Financial Corp.         8,895
     150   Norwood Financial Corp.                 5,302
     700   OceanFirst Financial Corp.             17,255
     700   Ohio Valley Banc Corp.                 22,750
   4,126   Old National Bancorp                  106,698
     800   Old Second Bancorp, Inc.               25,504
     546   Omega Financial Corp.                  18,720
   1,295   Oriental Financial Group               36,653
   1,640   PFF Bancorp, Inc.                      75,981
   1,000   Pamrapo Bancorp, Inc.                  24,730
     630   Park National Corp.                    85,365
     300   Parkvale Financial Corp.                8,637
     363   Peapack Gladstone Financial Corp.      11,453
     800   Pennfed Financial Services, Inc.       12,864
     200   Peoples Bancorp                         4,250
     595   Peoples Bancorp, Inc.                  16,321
     200   Peoples Bancorp of North
             Carolina, Inc.                        3,854
   1,120   Peoples Banctrust Co., Inc.            17,965
   5,342   People's Bank                         207,750
   1,200   Peoples Financial Corp.                21,444
  16,600   Popular, Inc.                         478,578
   2,000   PrivateBancorp, Inc.                   64,460
   1,100   Prosperity Bancshares, Inc.            32,131
   2,603   Provident Bancorp, Inc.                34,334
   2,856   Provident Bankshares Corp.            103,873
     400   Provident Financial Hldgs.             11,540
     589   Provident Financial Services, Inc.     11,409
     975   Republic Bancorp, Inc. Class A         25,058
   3,330   Republic Bancorp, Inc.                 50,882
   2,940   Riggs National Corp.                   62,504
     535   Royal Bancshares of Pennsylvania
             Class A                              14,442
   6,000   S1 Corp.+                              54,360
   1,500   S&T Bancorp, Inc.                      56,535
     200   SY Bancorp, Inc.                        4,820
     650   Sandy Spring Bancorp, Inc.             24,915
     151   Savannah Bancorp, Inc.                  4,046
     870   Seacoast Banking Corp. of
             Florida                              19,358
     300   Shore Bancshares, Inc.                 10,836
     600   Signature Bank+                        19,416
   2,275   Silicon Valley Bancshares+            101,966
     400   Simmons First National Corp.
             Class A                              11,580
   5,504   Sky Financial Group, Inc.             157,800
   6,055   The South Financial Group, Inc.       196,969
     700   Southwest Bancorp, Inc.                17,136
   4,000   Southwest Bancorp of Texas, Inc.       93,160
     132   Southwest Georgia Financial
             Corp.                                 2,970
     438   State Bancorp, Inc.                    12,045
     400   State Financial Services Corp.
             Class A                              12,040
   3,950   Sterling Bancshares, Inc.              56,367
     700   Suffolk Bancorp                        24,381
     400   Summit Bancshares, Inc.                15,000

38

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                 of INVESTMENTS
                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
     798   Sun Bancorp, Inc.+                $    19,934
       1   SunTrust Banks, Inc.                       57
   1,972   Susquehanna Bancshares, Inc.           49,201
   8,890   TCF Financial Corp.                   285,725
   2,925   Texas Regional Bancshares, Inc.
             Class A                              95,589
     440   Tompkins Trustco, Inc.                 23,536
     900   Trico Bancshares                       21,060
   3,960   Trustco Bank Corp.                     54,608
   3,000   Trustmark Corp.                        93,210
   3,375   UCBH Holdings, Inc.                   154,643
   1,310   UMB Financial Corp.                    74,225
     838   U.S.B Holding Co., Inc.                20,864
   4,936   Umpqua Holdings Corp.                 124,437
     400   Union Bankshares Corp.                 15,372
   8,900   UnionBanCal Corp.                     573,872
     279   United Bancorp, Inc.                    4,115
   3,400   United Bankshares, Inc.               129,710
   1,632   United Community Financial
             Corp.                                18,278
   1,232   Unizan Financial Corp.                 32,463
   1,200   Vail Banks, Inc.(f)                    15,600
   5,248   Valley National Bancorp               145,107
   1,625   Virginia Commerce Bancorp+             46,020
     500   WSFS Financial Corp.                   30,160
     800   Washington Trust Bancorp, Inc.         23,448
   1,200   WesBanco, Inc.                         38,364
     800   West Coast Bancorp                     20,328
   1,800   Westamerica Bancorporation            104,958
   3,121   Westcorp                              143,348
   2,550   Whitney Holding Corp.                 114,725
   3,900   Wilmington Trust Corp.                140,985
   1,650   Wintrust Financial Corp.               93,984
   1,600   Yardville National Bancorp             54,816
                                             -----------
                                              12,452,457
                                             -----------
   BUSINESS MACHINES - 2.2%
  21,790   3Com Corp.+                            90,864
     600   3D Systems Corp.+                      12,030
   3,700   ActivCard Corp.+                       32,930
   9,400   Adaptec, Inc.+                         71,346
   5,200   Advanced Digital Information
             Corp.+                               52,104
   3,400   American Software Class A              20,502
   1,400   Analogic Corp.                         62,706
     900   Applied Films Corp.+                   19,404
   2,500   Arbitron, Inc.+                        97,950
   3,100   Artesyn Technologies, Inc.+            35,030
   4,190   Ascential Software Corp.+              68,339
   1,915   Avici Systems, Inc.+                   17,331
   2,700   Avocent Corp.+                        109,404
  25,340   BEA Systems, Inc.+                    224,512
   1,400   Black Box Corp.                        67,228
   4,800   Borland Software Corp.+                56,064
   2,100   Brooktrout, Inc.+                      25,221
     600   California First National Bancorp       7,494
     700   Communication Intelligence+               416
   1,900   Computer Horizons Corp.+                7,239
   3,900   Concurrent Computer Corp.+             11,154
   2,100   Convera Corp.+                          9,786
     410   CoSine Communications, Inc.+            1,140
   5,100   Cray, Inc.+                            23,766
   1,100   Crossroads Systems, Inc.+               1,607
   4,100   Diebold, Inc.                         228,493
   3,600   Digital Lightwave, Inc.(f)+             4,716
  12,600   Enterasys Networks, Inc.+              22,680
     300   Exabyte Corp.+                            123
     100   Extended Systems, Inc.+                   246
   4,051   Fair Isaac Corp.                      148,591
     900   Flow International Corp.+               2,691
   8,300   Foundry Networks, Inc.+               109,228
     500   General Binding Corp.+                  6,570
   2,900   Hanger Orthopedic Group, Inc.+         23,490
   3,000   Hypercom Corp.+                        17,760
   9,200   IKON Office Solutions, Inc.           106,352
     900   Imagistics International, Inc.+        30,294
     200   Immersion Corp.+                        1,458
   4,900   Input/Output, Inc.+                    43,316
   4,900   Integrated Device Technology,
             Inc.+                                56,644
   3,016   Intergraph Corp.+                      81,221

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   3,250   Interland, Inc.+                  $    10,627
   1,900   InterVoice, Inc.+                      25,365
   3,060   Iomega Corp.+                          16,952
   6,800   Island Pacific, Inc.(f)+                3,264
  32,747   Juniper Networks, Inc.+               890,391
   2,800   LTX Corp.+                             21,532
   2,100   Lantronix, Inc.+                        2,121
   2,000   MIPS Technologies, Inc.+               19,700
   1,300   MSC.Software Corp.+                    13,611
     200   MTI Technology Corp.+                     536
  13,412   Maxtor Corp.+                          71,084
   5,000   McData Corp.+                          29,800
     200   Media 100, Inc.+                            1
  10,949   Microchip Technology, Inc.            291,900
   4,700   Micromuse, Inc.+                       26,085
   1,700   Micros Systems, Inc.+                 132,702
   5,000   Napster Inc. (f)+                      47,000
   7,500   Network Engines, Inc.+                 20,925
     500   Omnicell, Inc.+                         5,500
   3,385   PTEK Holdings, Inc.+                   36,253
   2,963   PalmOne, Inc.(f)+                      93,483
     100   Procom Technology, Inc.+                  215
   1,300   Pure World, Inc.+                       2,002
   9,090   Sandisk Corp.+                        226,977
     600   Scansource, Inc.+                      37,296
     300   Scientific Technologies, Inc.+          1,266
   3,300   Sigma Designs, Inc.(f)+                32,782
  15,600   Silicon Graphics, Inc.(f)+             26,988
   5,800   Storage Technology Corp.+             183,338
     445   SumTotal Systems, Inc.+                 2,314
   5,655   Sybase, Inc.+                         112,817
   1,300   Tech Data Corp.+                       59,020
   6,000   Titan Corp.+                           97,200
  11,100   Total System Services, Inc.           269,730
     940   Transact Technologies, Inc.+           20,078
     100   Trans-Industries, Inc.+                   206
   1,300   Visual Networks, Inc.+                  4,498
   2,075   Vitria Technology, Inc.+                8,736
   3,100   White Electronic Designs Corp.+        19,623
                                             -----------
                                               4,873,358
                                             -----------
   BUSINESS SERVICES -11.6%
   4,900   @Road Inc.+                            33,859
   1,940   24/7 Real Media, Inc.+                  8,517
     600   4Kids Entertainment, Inc.+             12,612
   2,900   ABM Industries, Inc.                   57,188
   1,720   AMN Healthcare Services, Inc.+         27,365
     300   Accrue Software, Inc.+                      -
   3,700   Actuate Corp.+                          9,435
     200   Adept Technology, Inc.+                   288
   1,800   Administaff, Inc.+                     22,698
   2,500   Advent Software, Inc.+                 51,200
     900   The Advisory Board Co.+                33,192
   1,800   Advo, Inc.                             64,170
   2,600   Aether Systems, Inc.+                   8,710
   3,560   Affymetrix, Inc.+                     130,118
   3,100   Agile Software Corp.+                  25,327
   8,000   Akamai Technologies, Inc.+            104,240
   1,800   Aksys Ltd.(f)+                         10,008
   4,000   Alliance Data Systems Corp.+          189,920
   1,000   The Allied Defense Group, Inc.+        22,250
   2,500   Alteon, Inc.+                           3,275
   1,600   Altiris, Inc.+                         56,688
     300   Ambassadors Group, Inc.                10,683
     600   Ambassadors International, Inc.         9,438
  15,500   America Online Latin America,
             Inc. Class A+                        11,470
   1,460   American Ecology Corp.                 17,520
      48   American Independence Corp.+              701
   1,100   American Superconductor Corp.+         16,379
     200   Analysts International Corp.+             800
     500   Ansoft Corp.+                          10,100
   2,400   answerthink, Inc.+                     11,184
   2,800   Ansys, Inc.+                           89,768
   1,400   Anteon International Corp.+            58,604
   4,545   aQuantive, Inc.+                       40,632
   7,690   Aramark Corp.                         203,862
   3,340   Arena Pharmaceuticals, Inc.+           22,345
   3,654   Ariba, Inc.+                           60,656
   8,571   Art Technology Group, Inc.+            12,856
      12   Artemis International Solutions
             Corp.+                                   35

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   3,460   Ask Jeeves+                       $    92,555
   4,000   Aspen Technology, Inc.+                24,840
   8,600   Atari Inc.+                            25,198
   1,900   Authentidate Holding Corp.+            11,761
   5,600   The BISYS Group, Inc.+                 92,120
     900   Bankrate, Inc.+                        12,465
     102   Baran Group Ltd.+                         592
     400   Barrett Business Services+              5,512
   9,900   BearingPoint, Inc.+                    79,497
     300   Bestway, Inc.+                          3,450
   7,300   BindView Development Corp.+            31,755
   1,070   Blue Coat Systems, Inc.+               19,913
   1,400   Blue Martini Software, Inc.+            3,767
     100   Bottomline Technologies, Inc.+          1,449
   2,100   Bowne & Co., Inc.                      34,146
     700   Bright Horizons Family Solutions,
             Inc.+                                45,332
   3,300   The Brink's Co.                       130,416
   1,988   BroadVision, Inc.(f)+                   5,487
  15,400   Brocade Communications
             Systems, Inc.+                      117,656
   4,600   Bsquare Corp.+                          6,854
   1,700   CACI International, Inc. Class A+     115,821
   1,200   CDI Corp.                              25,656
   4,845   CDW Corp.                             321,466
   3,865   CSG Systems International+             72,275
   5,668   Career Education Corp.+               226,720
   1,400   Carreker Corp.+                        12,040
   1,500   Cascade Corp.                          59,925
   1,100   Casella Waste Systems, Inc.+           16,104
   2,200   Catalina Marketing Corp.               65,186
     500   Catapult Communications
             Corp.+                               12,080
   3,550   Cell Genesys, Inc.+                    28,755
   1,000   Centra Software, Inc.+                  2,340
   4,545   Century Business Services, Inc.+       19,816
     500   Cerbco, Inc. Class A                    4,875
   8,400   Ceridian Corp.+                       153,552
   1,400   Cerner Corp.+                          74,438
   3,600   Certegy, Inc.                         127,908
   1,400   Charles River Associates, Inc.+        65,478
   4,790   Checkfree Corp.+                      182,403
   5,333   ChoicePoint, Inc.+                    245,265
   4,100   Chordiant Software, Inc.+               9,348
   3,800   Ciber, Inc.+                           36,632
     200   Clarus Corp.+                           1,800
   2,400   Clean Harbors, Inc.+                   36,192
   2,200   Click Commerce, Inc.+                  35,354
     800   Closure Medical Corp.+                 15,600
   7,400   Cognizant Technology Solutions
             Corp.+                              313,242
   4,960   Commerce One, Inc.(f)+                    893
     500   Computer Programs & Systems,
              Inc.                                11,575
   1,090   Concord Communications, Inc.+          12,077
   1,900   Concur Technologies, Inc.+             16,929
   2,100   Connetics Corp.+                       51,009
   5,250   Copart, Inc.+                         138,180
   2,200   Corillian Corp.+                       10,824
   7,035   Corinthian Colleges, Inc.+            132,574
     400   Corio, Inc.+                              772
     700   Cornell Cos., Inc.+                    10,626
   2,800   Corporate Executive Board Co.         187,432
   1,100   CoStar Group, Inc.+                    50,798
     225   Courier Corp.                          11,682
   1,400   Covansys Corp.+                        21,420
     225   Critical Path, Inc.+                      331
   3,100   Cross Country Healthcare, Inc.+        56,048
   2,300   CuraGen Corp.+                         16,468
   3,700   Cybersource Corp.+                     26,455
   1,000   DSL.Net, Inc.+                            220
   5,200   DST Systems, Inc.+                    271,024
   1,200   Datastream Systems, Inc.+               8,316
     100   Deltathree, Inc. Class A+                 329
   2,100   Dendrite International, Inc.+          40,740
   4,100   DeVry, Inc.+                           71,176
   1,200   Digimarc Corp.+                        11,184
   4,400   Digital Generation Systems+             5,500
     200   Digital Impact, Inc.+                     284
   2,500   Digital Insight Corp.+                 46,000
   1,400   Digital River, Inc.+                   58,254
   3,279   Digitas, Inc.+                         31,314

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   1,200   Discovery Partners
             International, Inc.+            $     5,700
   2,300   Diversa Corp.+                         20,102
   2,500   DocuCorp International, Inc.+          23,750
   3,900   Dot Hill Systems Corp.+                30,576
   7,200   DoubleClick, Inc.+                     56,016
   4,200   Dun & Bradstreet Corp.+               250,530
   3,000   Dyax Corp.+                            21,660
   5,000   E-Loan, Inc.+                          16,900
   1,100   EPIQ Systems, Inc.+                    16,104
   1,775   EVCI Career Colleges Holding
             Corp.+                               16,969
   9,600   Earthlink, Inc.+                      110,592
      50   EasyLink Services Corp.
             Class A+                                 72
   2,500   Echelon Corp.+                         21,100
   2,500   Eclipsys Corp.+                        51,075
   2,300   eCollege.com, Inc.+                    26,128
   4,200   Education Management Corp.+           138,642
   3,100   eFunds Corp.+                          74,431
      20   Egain Communications Corp.+                19
      40   eLoyalty Corp.+                           235
   1,100   Embarcadero Technologies, Inc.+        10,351
   3,100   Encysive Pharmaceuticals, Inc.+        30,783
   9,400   eMerge Interactive, Inc.
             Class B(f)+                          14,946
   3,600   Ener1, Inc.+                            2,736
     600   Entrust, Inc.+                          2,274
   2,900   Epicor Software Corp.+                 40,861
   4,650   E.piphany, Inc.+                       22,459
   2,875   eResearch Technology, Inc.+            45,569
   2,545   Euronet Worldwide, Inc.+               66,221
     102   Evolve Software, Inc.+                      -
   3,200   Evolving Systems, Inc.+                14,368
      13   Exchange Applications, Inc.+                -
   3,800   Exelixis, Inc.+                        36,100
     700   Exponent, Inc.+                        19,243
   2,100   F5 Networks, Inc.+                    102,312
   2,050   FTI Consulting, Inc.+                  43,193
   1,700   Factset Research Systems, Inc.         99,348
     300   Falcon Products, Inc.+                     63
   2,800   FalconStor Software, Inc.(f)+          26,796
     800   Fargo Electronics, Inc.+               11,991
     900   Federal Agricultural Mortgage
             Corp. Class A                        15,480
   3,005   Filenet Corp.+                         77,409
   1,700   FindWhat.com+                          30,141
   1,500   First Consulting Group, Inc.+           9,165
       8   Five Star Quality Care, Inc.+              68
   1,200   Forrester Research, Inc.+              21,528
     800   Franklin Covey Co.+                     1,952
   1,800   G&K Services, Inc. Class A             78,156
   6,400   GTECH Holdings Corp.                  166,080
   1,700   GTSI Corp.+                            17,867
     460   Gaiam, Inc.+                            2,829
   2,600   Gartner, Inc. Class B+                 31,954
     900   Genaissance Pharmaceuticals+            1,917
   2,200   Genencor International, Inc.+          36,080
      35   General Magic, Inc.+                        -
   2,900   Gentiva Health Services, Inc.+         48,488
     600   The Geo Group, Inc.+                   15,948
     200   Geoworks Corp.+                             8
   1,600   Gevity HR, Inc.                        32,896
     100   Gliatech, Inc.+                             -
   2,000   Global Imaging Systems, Inc.+          79,000
   2,360   Global Payments, Inc.                 138,154
  16,300   Google, Inc.+                       3,147,530
      79   Grey Global Group, Inc.                86,899
   3,400   Harris Interactive, Inc.+              26,860
   4,100   Harte-Hanks, Inc.                     106,518
   1,800   Heidrick & Struggles
             International, Inc.+                 61,686
   6,220   Hewitt Associates, Inc.
             Class A+                            199,102
   1,200   Hudson Highland Group, Inc.+           34,560
   1,953   Hyperion Solutions Corp.+              91,049
  41,472   IAC/InterActiveCorp+                1,145,457
     800   ICT Group, Inc.+                        7,769
   1,500   ID Systems, Inc.+                      27,990
     800   IDT Corp. Class B+                     12,384
   1,400   IDX Systems Corp.+                     48,244
   1,580   IPIX Corp.(f)+                          9,164

42

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                 of INVESTMENTS
                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   3,110   ITT Educational Services, Inc.+   $   147,881
   1,300   Icoria, Inc.+                             819
   6,390   Identix, Inc.+                         47,158
   2,100   iGate Corp.+                            8,505
   2,800   I-many, Inc.+                           4,200
     350   The Immune Response Corp.+                560
   1,400   Indus International, Inc.+              2,995
   3,900   InFocus Corp.+                         35,724
   7,700   Infonet Services Corp. Class B+        15,554
   3,200   Informatica Corp.+                     25,984
      26   Information Architects Corp.+               3
   2,700   Inforte Corp.+                         21,276
   1,840   Infospace, Inc.+                       87,492
   1,300   infoUSA, Inc.+                         14,547
   1,595   Innovative Solutions & Support,
             Inc.+                                53,209
     700   Insurance Auto Auctions, Inc.+         15,694
      83   Insweb Corp.+                             228
     600   Integral Systems, Inc.                 11,670
   3,700   Integrated Alarm Services Group,
             Inc.(f)+                             20,239
   3,800   Intelligroup, Inc.+                     4,560
   4,000   Intellisync Corp.(f)+                   8,160
     600   Interactive Intelligence, Inc.+         2,700
  15,800   Internap Network Services
             Corp.+                               14,694
   2,500   Internet Security Systems+             58,125
     100   Intersections, Inc.+                    1,725
   2,800   Interwoven, Inc.+                      30,464
   1,200   Intevac, Inc.+                          9,072
     900   Intrado, Inc.+                         10,890
      25   Intrusion, Inc.+                           69
   3,300   Invitrogen Corp.+                     221,529
   7,950   Iron Mountain, Inc.+                  242,395
   1,400   iVillage, Inc.+                         8,652
   2,900   JDA Software Group, Inc.+              39,498
   5,100   Jack Henry & Associates, Inc.         101,541
   3,385   Jacobs Engineering Group, Inc.+       161,769
   1,700   John H. Harland Co.                    61,370
   2,600   Jupitermedia Corp.+                    61,828
   1,821   Kana Software, Inc.+                    3,442
   3,636   Keane, Inc.+                           53,449
     100   Keith Cos., Inc.+                       1,739
   2,000   Kelly Services, Inc. Class A           60,360
     500   Keynote Systems, Inc.+                  6,960
   1,870   Kforce, Inc.+                          20,757
   2,487   Kinder Morgan Management
             LLC+                                101,221
     400   Knology, Inc.+                          1,564
   3,000   Korn/Ferry International+              62,250
   1,875   Kronos, Inc.+                          95,869
      42   LQ Corp., Inc.+                            75
   2,500   Labor Ready, Inc.+                     42,300
   5,507   Lamar Advertising Co. Class A+        235,589
   3,400   Laureate Education, Inc.+             149,906
   3,300   Lawson Software, Inc.+                 22,671
   2,000   Layne Christensen Co.+                 36,300
     300   Learning Care Group, Inc.+                951
   1,000   Learning Tree International, Inc.+     13,400
     100   Level 8 Systems, Inc.+                     13
   2,219   Lightbridge, Inc.+                     13,403
   2,800   Lionbridge Technologies+               18,816
   6,410   Looksmart+                             14,038
  11,000   Loudeye Corp.+                         22,550
   1,200   Luminex Corp.+                         10,656
   1,000   Lydall, Inc.+                          11,860
     900   MAXIMUS, Inc.+                         28,008
   4,600   MPS Group, Inc.+                       56,396
     800   MPW Industrial Services Group,
             Inc.+                                 2,032
   1,300   MRO Software, Inc.+                    16,926
   2,690   Macrovision Corp.+                     69,187
   2,040   Magma Design Automation,
             Inc.+                                25,622
   3,900   Management Network Group,
             Inc.+                                 9,165
   1,500   Manhattan Associates, Inc.+            35,820
   3,216   Manpower, Inc.                        155,333
   1,895   Mantech International Corp.
             Class A+                             44,987
   4,900   Manugistics Group, Inc.+               14,063
   1,200   Mapinfo Corp.+                         14,376

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                 of INVESTMENTS
                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
     400   Marchex, Inc. Class B+            $     8,400
     900   MarketWatch, Inc.+                     16,200
   1,325   Matria Healthcare, Inc.+               51,768
   2,900   Matrixone, Inc.+                       18,995
   1,600   Maxygen, Inc.+                         20,464
   9,477   McAfee, Inc.+                         274,170
   4,100   Mechanical Technology, Inc.+           25,211
   1,800   Medical Staffing Network
             Holdings, Inc.+                      14,742
   4,100   Mentor Graphics Corp.+                 62,689
     800   Merge Technologies, Inc.+              17,792
     100   Meta Group, Inc.+                         980
   1,900   MetaSolv, Inc.+                         5,035
   3,700   Metro One
             Telecommunications(f)+                5,883
     400   Michael Baker Corp.+                    7,840
   1,390   MicroStrategy, Inc. Class A+           83,748
   1,300   Microvision, Inc.(f)+                   9,100
   3,700   Millennium Cell, Inc.+                  4,625
   5,966   Mindspeed Technologies, Inc.+          16,585
   2,800   Miravant Medical Technologies+          2,744
     400   Moldflow Corp.+                         6,360
   5,100   MoneyGram International, Inc.         107,814
   3,300   NAVTEQ Corp.+                         152,988
   1,837   NCO Group, Inc.+                       47,486
   2,200   NDCHealth Corp.                        40,898
   3,200   NIC, Inc.+                             16,256
   1,400   NMS Communications Corp.+               8,834
     900   NMT Medical, Inc.+                      4,455
     800   NVE Corp.(f)+                          22,240
   1,900   NYFIX, Inc.+                           11,761
   1,600   Nassda Corp.+                          11,040
   4,500   National Instruments Corp.            122,625
     240   Natural Health Trends Corp.+            2,640
   2,000   Nautilus Group, Inc.                   48,340
   2,700   Navigant Consulting, Inc.+             71,820
      13   Navisite, Inc.+                            34
   3,100   NeighborCare, Inc.+                    95,232
   1,220   Neoforma, Inc.+                         9,382
     100   Neon Systems, Inc.+                       356
     200   NeoRx Corp.+                              418
     400   Net Perceptions, Inc.+                    296
   3,820   NetFlix, Inc.(f)+                      47,101
     100   Netguru, Inc.+                            133
   2,796   NetIQ Corp.+                           34,139
      57   Netmanage, Inc.+                          368
   1,900   Netratings, Inc.+                      36,423
     200   Netscout Systems, Inc.+                 1,396
      20   NetSol Technologies, Inc.+                 53
     200   New Century Equity Holdings
             Corp.+                                   60
   3,000   New Frontier Media, Inc.+              23,757
     400   New Horizons Worldwide, Inc.+           2,244
      60   Niku Corp.+                             1,210
   2,100   Nuance Communications, Inc.+            8,694
     650   Onyx Software Corp.+                    2,080
   4,200   On Assignment, Inc.+                   21,798
     200   On2 Technologies, Inc.+                   126
      60   Onvia, Inc.+                              379
   1,000   Open Solutions, Inc.+                  25,960
   3,761   Openwave Systems, Inc.+                58,145
   1,200   Opnet Technologies, Inc.+              10,104
   4,400   Opsware, Inc.+                         32,296
   1,225   Option Care, Inc.                      21,058
   2,900   Orbital Sciences Corp.+                34,307
   1,545   Orchid BioSciences, Inc.+              17,768
     800   Overland Storage, Inc.+                13,352
     100   PC Mall, Inc.+                          2,238
   1,100   PC-Tel, Inc.+                           8,723
     900   PDI, Inc.+                             20,052
   1,391   PLATO Learning, Inc.+                  10,363
   5,700   PRG-Schultz International, Inc.+       28,671
   2,000   Packeteer, Inc.+                       28,900
   2,900   Pac-West Telecomm, Inc.+                3,828
   1,369   PalmSource, Inc.+                      17,441
   3,500   Paxar Corp.+                           77,595
     600   Pec Solutions, Inc.+                    8,502
   2,800   Pegasus Solutions, Inc.+               35,280
     500   Pegasystems, Inc.+                      4,265
   6,500   Perot Systems Corp. Class A+          104,195
   3,000   Per-Se Technologies, Inc.+             47,490
   3,700   Phoenix Technologies Ltd.+             30,562

44

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   4,145   Pixar+                            $   354,853
   5,229   Polycom, Inc.+                        121,940
   2,300   Pomeroy IT Solutions, Inc.+            34,983
   1,500   Portal Software, Inc.+                  3,975
   1,030   Pre-Paid Legal Services, Inc.(f)       38,677
   2,233   Priceline.com, Inc.(f)+                52,676
   2,900   Progress Software Corp.+               67,715
   1,700   ProQuest Co.+                          50,490
     200   ProsoftTraining+                           80
   5,100   Protection One, Inc.+                   1,836
   1,700   QAD, Inc.                              15,164
     400   Quality Systems, Inc.+                 23,920
   4,400   Quest Software, Inc.+                  70,180
     500   Quixote Corp.                          10,165
     366   Quotesmith.com, Inc.+                   1,819
   1,500   Quovadx, Inc.+                          3,585
   1,400   R.H. Donnelley Corp.+                  82,670
   1,800   RPC, Inc.                              45,216
   2,400   RSA Security, Inc.+                    48,144
   1,800   Radiant Systems, Inc.+                 11,718
     600   Raven Industries, Inc.                 12,786
   6,800   RealNetworks, Inc.+                    45,016
  11,300   Red Hat, Inc.(f)+                     150,855
   1,497   Register.com+                           9,506
     400   Remedytemp, Inc. Class A+               4,100
   1,700   Renaissance Learning, Inc.             31,552
   9,200   Republic Services, Inc. Class A       308,568
   1,900   Resources Connection, Inc.+           103,189
   3,100   Retek, Inc.+                           19,065
   4,300   The Reynolds & Reynolds Co.
             Class A                             113,993
   1,765   Rigel Pharmaceuticals, Inc.+           43,101
     400   Rural Cellular Corp. Class A+           2,492
     600   SAVVIS Communications Corp.+              696
   2,415   The SCO Group, Inc.+                   10,143
     750   SFBC International, Inc.+              29,625
   2,600   SM&A+                                  22,181
   1,400   SPAR Group, Inc.+                       1,456
     709   SPSS, Inc.+                            11,089
   1,000   SRA International, Inc. Class A+       64,200
   1,160   SS&C Technologies, Inc.                23,954
   2,400   SYKES Enterprises, Inc.+               16,680
     875   Saba Software, Inc.+                    3,500
   1,434   SafeNet, Inc.+                         52,685
     200   Sagent Technology, Inc.+                    4
   2,800   Salesforce.com, Inc.(f)+               47,432
     600   Salon Media Group, Inc.+                   66
   7,400   Sapient Corp.+                         58,534
     100   Scientific Learning Corp.+                600
   1,600   Seachange International, Inc.+         27,904
   2,100   Secure Computing Corp.+                20,958
   3,800   Seebeyond Technology Corp.+            13,604
   5,700   Selectica, Inc.+                       20,406
   2,000   Sequenom, Inc.+                         2,880
   3,300   Serena Software, Inc.+                 71,412
  17,900   The ServiceMaster Co.                 246,841
  74,225   Sirius Satellite Radio, Inc.(f)+      567,821
   3,800   Sitel Corp.+                            9,348
      16   Smartserv Online, Inc.+                    34
     300   Sonic Foundry, Inc.+                      465
   3,400   SonicWALL, Inc.+                       21,488
   1,200   Sourcecorp+                            22,932
   1,200   Spartech Corp.                         32,508
   3,600   Spherion Corp.+                        30,240
   1,400   The Standard Register Co.              19,768
   1,500   Startek, Inc.                          42,675
   2,900   Stericycle, Inc.+                     133,255
     100   Storage Computer Corp.+                    23
   1,120   Stratasys, Inc.+                       37,587
   6,000   Strategic Diagnostics, Inc.+           21,000
     800   Strayer Education, Inc.                87,832
   1,500   TheStreet.com, Inc.+                    6,120
   4,400   SupportSoft, Inc.+                     29,304
  16,500   Sycamore Networks, Inc.+               66,990
   2,300   Symyx Technologies+                    69,184
   8,805   Synopsys, Inc.+                       172,754
   1,600   Synplicity, Inc.+                       9,472
   1,200   Syntel, Inc.                           21,048
     600   Sypris Solutions, Inc.                  9,186
  14,400   TIBCO Software, Inc.+                 192,096
     600   TNS, Inc.+                             13,110
     600   TRC Cos., Inc.+                        10,200

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   1,455   Talx Corp.                        $    37,524
   8,800   Tapestry Pharmaceuticals, Inc.+         8,536
     300   Technology Solutions Co.+                 333
     200   TeleCommunication Systems,
             Inc. Class A+                           668
   4,500   TeleTech Holdings, Inc.+               43,605
   2,830   Telik, Inc.+                           54,166
     200   Tenfold Corp.+                            180
     600   TeraForce Technology Corp.+                90
   3,225   Tetra Tech, Inc.+                      53,987
   2,150   Tetra Technologies, Inc.+              60,845
     900   Tier Technologies, Inc. Class B+        8,325
  12,500   Track Data Corp.                       11,875
   2,500   TradeStation Group, Inc.+              17,550
   2,800   Transaction Systems Architects,
             Inc. Class A+                        55,580
   1,950   Trident Microsystems, Inc.+            32,604
     800   Trizetto Group+                         7,600
     277   Tumbleweed Communications
             Corp.+                                  925
   4,200   UNOVA, Inc.+                          106,218
   1,600   URS Corp.+                             51,360
   1,200   Ultimate Software Group, Inc.+         15,216
   3,853   United Online, Inc.+                   44,425
     645   Universal Access Global
             Holdings, Inc.+                         113
     600   Universal Electronics, Inc.+           10,560
   1,055   Universal Technical Institute,
             Inc.+                                40,217
   7,300   VA Software Corp.+                     18,250
   5,036   VI Technologies, Inc.(f)+               3,273
   5,777   Valueclick, Inc.+                      77,007
     200   Vasco Data Security
             International+                        1,292
   2,500   Vastera, Inc.+                          6,575
   2,180   Ventiv Health, Inc.+                   44,298
   1,800   Verint Systems, Inc.+                  65,394
  15,258   VeriSign, Inc.+                       511,448
   1,300   Verisity Ltd.+                         10,660
   2,685   Verity, Inc.+                          35,227
      50   Versata, Inc.+                            135
     570   Verso Technologies, Inc.+                 410
     300   Vertel Corp.+                               2
     460   VerticalNet, Inc.+                        741
   1,400   Vertrue, Inc.(f)+                      52,878
   1,350   Viad Corp.                             38,462
     200   The viaLink Co.+                            9
  16,800   Via Net.Works, Inc.+                   14,112
   6,030   Viewpoint Corp.+                       18,693
  17,300   Vignette Corp.+                        24,047
   3,500   Viisage Technology, Inc.+              31,535
   2,700   VitalWorks, Inc.+                      12,015
     600   Volt Information Sciences, Inc.+       17,634
   2,750   Waste Connections, Inc.+               94,188
   2,000   WatchGuard Technologies+                8,860
   1,640   Watson Wyatt & Co. Holdings            44,198
   2,000   Wave Systems Corp. Class A+             2,280
   2,700   WebEx Communications, Inc.+            64,206
  19,060   WebMD Corp.+                          155,530
   3,200   webMethods, Inc.+                      23,072
   1,600   Websense, Inc.+                        81,152
   6,650   Weight Watchers International,
             Inc.+                               273,116
     500   Westaff, Inc.+                          1,885
   5,700   Wind River Systems, Inc.+              77,235
   3,700   Wireless Facilities, Inc.+             34,928
   1,100   Witness Systems, Inc.+                 19,206
     200   Worldgate Communications+                 998
   3,400   Wynn Resorts Ltd.+                    227,528
  10,000   Xybernaut Corp.(f)+                    12,300
   3,400   Zix Corp.(f)+                          17,510
                                             -----------
                                              25,370,355
                                             -----------
   CHEMICALS - 1.6%
     400   AEP Industries, Inc.+                   5,932
   1,500   AMCOL International Corp.              30,135
     950   Aceto Corp.                            18,088
   3,400   Airgas, Inc.                           90,134
   2,600   Albemarle Corp.                       100,646
   1,400   Anika Therapeutics, Inc.+              12,810
     500   Arch Chemicals, Inc.                   14,390

46

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   1,300   Bio-Rad Laboratories, Inc.
             Class A+                        $    74,581
     900   Brady Corp.                            56,313
   3,500   Cabot Corp.                           135,380
   2,300   Calgon Carbon Corp.                    20,884
   9,980   Celgene Corp.+                        264,769
   5,800   Crompton Corp.                         68,440
   1,900   Cytec Industries, Inc.                 97,698
   4,400   Entegris, Inc.+                        43,780
   2,400   Ferro Corp.                            55,656
   5,100   Foamex International, Inc.+            19,176
   4,300   General Chemical Group, Inc.+              86
   2,000   Georgia Gulf Corp.                     99,600
   1,700   H.B. Fuller Co.                        48,467
     300   Hawkins, Inc.                           3,552
     550   KMG Chemicals, Inc.                     3,910
   3,167   Kronos Worldwide, Inc.                129,028
   3,600   Landec Corp.+                          24,624
   3,415   Lubrizol Corp.                        125,877
  14,756   Lyondell Chemical Co.                 426,744
   1,600   MacDermid, Inc.                        57,760
     450   Mace Security International, Inc.+      2,160
   2,100   Matrixx Initiatives, Inc.+             24,339
  11,100   The Mosaic Co.+                       181,152
     120   NewMarket Corp.+                        2,388
   2,200   OM Group, Inc.+                        71,324
   3,192   Olin Corp.                             70,288
   1,700   Omnova Solutions, Inc.+                 9,554
   2,000   Oxigene, Inc.+                         11,000
     400   Penford Corp.                           6,292
   5,500   PolyOne Corp.+                         49,830
     500   Quaker Chemical Corp.                  12,420
   6,800   RPM International, Inc.               133,688
   1,000   Rogers Corp.+                          43,100
   2,600   Rollins, Inc.                          68,432
   1,100   Schawk, Inc.                           19,998
   3,000   Schulman A, Inc.                       64,230
   3,200   Sensient Technologies Corp.            76,768
     400   Stepan Co.                              9,744
   1,300   TOR Minerals International, Inc.+       7,670
   2,700   Terra Nitrogen Co. LP                  60,237
   1,600   Tredegar Corp.                         32,336
   1,100   Trex Co., Inc.+                        57,684
   2,900   Valspar Corp.                         145,029
   1,900   WD-40 Co.                              53,979
   6,800   WR Grace & Co.+                        92,548
   4,600   Wellman, Inc.                          49,174
   1,100   Westlake Chemical Corp.                36,740
   1,100   Zoltek Cos., Inc.(f)+                  16,445
                                             -----------
                                               3,437,009
                                             -----------
   COMMUNICATION EQUIPMENT - 0.1%
   6,000   Utstarcom, Inc.(f)+                   132,900
                                             -----------
   CONSTRUCTION - 2.2%
     400   Ablest, Inc.+                           2,956
     200   Advanced Lighting Technologies,
             Inc.                                     57
   1,000   American Woodmark Corp.                43,680
     400   Ameron International Corp.             15,160
   2,900   Apogee Enterprises, Inc.               38,889
   2,500   Armstrong Holdings, Inc.(f)+            6,300
      88   Beazer Homes USA, Inc.                 12,866
   1,900   Brookfield Homes Corp.                 64,410
   2,140   Building Material Holding Corp.        81,941
     755   Cavco Industries, Inc.+                33,937
     250   Ceradyne, Inc.+                        14,302
  12,563   DR Horton, Inc.                       506,414
     500   Dominion Homes, Inc.+                  12,611
   2,633   Dycom Industries, Inc.+                80,359
     900   EMCOR Group, Inc.+                     40,662
   1,240   Eagle Materials, Inc.                 107,074
   2,200   ElkCorp                                75,284
   2,650   Florida Rock Industries, Inc.         157,754
   1,950   Granite Construction, Inc.             51,870
   3,500   Hovnanian Enterprises, Inc.
             Class A+                            173,320
   1,600   Insituform Technologies, Inc.
             Class A+                             36,272
     100   Integrated Electrical Services,
             Inc.+                                   484
     800   International Aluminum Corp.           27,080

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
     300   LS Starrett Co. Class A           $     6,180
     750   LSI Industries, Inc.                    8,588
   4,400   Lafarge North America, Inc.           225,808
   7,280   Lennar Corp. Class A                  412,630
   1,180   Levitt Corp. Class A                   36,073
   2,013   MDC Holdings, Inc.                    174,004
   1,500   M/I Homes, Inc.                        82,665
   2,800   Martin Marietta Materials, Inc.       150,248
   1,900   Mastec, Inc.+                          19,209
     600   Meritage Homes Corp.+                  67,620
   1,200   NCI Building Systems, Inc.+            45,000
     423   NVR, Inc.+                            325,456
     200   Noland Co.                              9,002
   2,400   Palm Harbor Homes, Inc.+               40,512
     100   Patriot Transportation Holding,
             Inc.+                                 4,499
     500   Performance Technologies, Inc.+         4,650
   1,400   Perini Corp.+                          23,366
   6,600   Quanta Services, Inc.+                 52,800
   1,000   Ryland Group, Inc.                     57,540
   6,800   SBA Communications Corp.
             Class A+                             63,104
   2,000   Simpson Manufacturing Co., Inc.        69,800
     100   Skyline Corp.                           4,080
   2,600   Standard-Pacific Corp.                166,764
   2,800   Technical Olympic USA, Inc.            71,064
   1,300   Texas Industries, Inc.                 81,094
   4,300   Toll Brothers, Inc.+                  295,023
   1,400   US Concrete, Inc.+                     10,738
   3,900   USG Corp.(f)+                         157,053
     500   United Mobile Homes, Inc.               7,870
   2,600   WCI Communities, Inc.+                 76,440
   1,600   WESCO International, Inc.+             47,424
   4,300   Walter Industries, Inc.               145,039
   3,200   West Corp.+                           105,952
   6,000   Westell Technologies, Inc.
             Class A+                             40,800
     500   William Lyon Homes, Inc.+              35,120
   1,300   Wilsons The Leather Experts+            5,070
   2,200   Yankee Candle Co., Inc.+               72,996
                                             -----------
                                               4,784,963
                                             -----------
   CONSUMER - DURABLES - 0.7%
   1,700   American Technology Corp.+             18,785
   1,665   Applica, Inc.+                         10,073
     700   Bassett Furniture Industries, Inc.     13,738
   4,200   Champion Enterprises, Inc.+            49,644
     300   Compx International, Inc.               4,959
   1,900   Ethan Allen Interiors, Inc.            76,038
     200   Flexsteel Industries                    3,530
   2,700   Furniture Brands International,
             Inc.                                 67,635
  24,700   Gemstar-TV Guide International,
             Inc.+                               146,224
     800   Genlyte Group, Inc.+                   68,544
   2,920   Griffon Corp.+                         78,840
   1,100   Haverty Furniture Cos., Inc.           20,350
   2,400   Helen of Troy Ltd.+                    80,664
   3,400   Interface, Inc. Class A+               33,898
   2,300   Kimball International, Inc.
             Class B                              34,063
     200   Koss Corp.                              3,750
   3,100   La-Z-Boy, Inc.                         47,647
     400   Lifetime Hoan Corp.                     6,360
     500   Mac-Gray Corp.+                         4,045
   3,664   Mohawk Industries, Inc.+              334,340
     400   National Presto Industries, Inc.       18,200
   3,705   Restoration Hardware, Inc.+            21,267
   1,700   Rockford Corp.+                         3,434
     500   The Rowe Cos.+                          2,585
     600   Salton, Inc.(f)+                        3,396
   2,100   Select Comfort Corp.+                  37,674
   1,000   Stanley Furniture Co., Inc.            44,950
   1,600   Sturm Ruger & Co., Inc.                14,448
   5,700   Tempur-Pedic International, Inc.+     120,840
     800   Thomas Industries, Inc.                31,936
   1,445   Toro Co.                              117,551
   4,300   United Rentals, Inc.+                  81,270
     642   Virco Manufacturing+                    4,821
     600   Water Pik Technologies, Inc.+          10,638
     300   Wickes, Inc.+                               -
                                             -----------
                                               1,616,137
                                             -----------

48

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   CONSUMER - NON-DURABLES - 0.1%
   3,900   Alderwoods Group, Inc.+           $    44,382
     500   Angelica Corp.                         13,525
   1,100   Candela Corp.+                         12,496
   2,400   LECG Corp.+                            44,760
   1,500   Rewards Network, Inc.+                 10,500
                                             -----------
                                                 125,663
                                             -----------
   CONTAINERS - 0.4%
   9,900   Crown Holdings, Inc.+                 136,026
   9,900   Graphic Packaging Corp.+               71,280
   1,200   Greif, Inc.                            67,200
   1,900   Mobile Mini, Inc.+                     62,776
   9,300   Owens-Illinois, Inc.+                 210,645
     500   Packaging Dynamics Corp.                7,200
   1,000   Silgan Holdings, Inc.                  60,960
   5,500   Sonoco Products Co.                   163,075
                                             -----------
                                                 779,162
                                             -----------
   DOMESTIC OIL - 2.6%
   4,400   Amerivest Properties, Inc.             28,160
     500   Berry Petroleum Co. Class A            23,850
   3,100   Cal Dive International, Inc.+         126,325
     700   Callon Petroleum Co.+                  10,122
   3,200   Carrizo Oil & Gas, Inc.+               36,160
  15,100   Chesapeake Energy Corp.               249,150
     500   Clayton Williams Energy, Inc.+         11,450
   2,000   Comstock Resources, Inc.+              44,100
   5,610   Consol Energy, Inc.                   230,290
   3,335   Delta Petroleum Corp.+                 52,193
   8,700   Diamond Offshore Drilling             348,435
     400   Dorchester Minerals LP                  9,568
   1,900   Edge Petroleum Corp.+                  27,702
   1,180   Enbridge Energy Management
             LLC+                                 58,142
   1,000   Encore Acquisition Co.+                34,910
   2,800   Energy Partners Ltd.+                  56,756
   2,800   Frontier Oil Corp.                     74,648
  10,030   Global Industries Ltd.+                83,149
   1,830   Gulf Island Fabrication, Inc.          39,949
   1,200   Gulfmark Offshore, Inc.+               26,724
   2,100   Harvest Natural Resources, Inc.+       36,267
   1,600   Holly Corp.                            44,592
   1,400   Houston Exploration Co.+               78,834
   2,900   KCS Energy, Inc.+                      42,862
   1,300   Magellan Midstream Partners            76,271
   6,350   Magnum Hunter Resources, Inc.+         81,915
   1,900   Matrix Service Co.+                    15,314
   2,200   McMoRan Exploration Co.(f)+            41,140
   4,500   Meridian Resource Corp.+               27,225
   4,800   Mission Resources Corp.+               28,032
   5,400   Murphy Oil Corp.                      434,430
   4,700   National-Oilwell, Inc.+               165,863
   2,199   Newfield Exploration Co.+             129,851
     900   PYR Energy Corp.+                         954
   2,100   Pacific Energy Partners LP             60,732
   5,900   Parallel Petroleum Corp.+              31,860
   4,312   Patina Oil & Gas Corp.                161,700
   9,410   Patterson-UTI Energy, Inc.            183,025
   7,100   Petroquest Energy, Inc.+               35,145
   8,175   Pioneer Natural Resources Co.         286,943
   5,384   Plains Exploration & Production
             Co.+                                139,984
   3,600   Pogo Producing Co.                    174,564
   4,800   Premcor, Inc.                         202,416
   7,900   Pride International, Inc.+            162,266
   2,820   Quicksilver Resources, Inc.+          103,720
   1,800   Remington Oil & Gas Corp.+             49,050
   1,700   Spinnaker Exploration Co.+             59,619
   2,200   St. Mary Land & Exploration Co.        91,828
   2,179   Stone Energy Corp.+                    98,251
     800   Sunoco Logistics Partners LP           34,440
   2,300   Superior Energy Services+              35,443
   4,800   Syntroleum Corp.+                      38,544
   3,300   TEPPCO Partners LP                    129,987
  15,700   Tatham Offshore, Inc.+                     16
   4,000   Tesoro Corp.+                         127,440
   2,000   Transmontaigne, Inc.+                  12,260
   4,100   Ultra Petroleum Corp.+                197,333
   2,600   Universal Compression Holdings,
             Inc.+                                90,766

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   1,200   Valero LP                         $    71,316
     500   Valley National Gases, Inc.             9,000
   5,600   Varco International, Inc.+            163,240
   3,900   Vintage Petroleum, Inc.                88,491
   1,100   Whiting Petroleum Corp.+               33,275
                                             -----------
                                               5,647,987
                                             -----------
   DRUGS & MEDICINE - 9.5%
     600   1-800 Contacts, Inc.+                  13,200
   1,100   AMERIGROUP Corp.+                      83,226
     900   ATS Medical, Inc.+                      4,194
   3,000   AVANIR Pharmaceuticals
             Class A+                             10,230
   2,200   AVI BioPharma, Inc.(f)+                 5,170
   4,300   aaiPharma, Inc.(f)+                    13,975
   1,200   Abaxis, Inc.+                          17,388
   5,300   Abgenix, Inc.+                         54,802
   1,100   Abiomed, Inc.+                         16,984
   2,000   Able Laboratories, Inc.+               45,500
   1,600   Accelrys, Inc.+                        12,480
   3,003   Accredo Health, Inc.+                  83,243
   2,300   Advanced Medical Optics, Inc.+         94,622
   1,700   Advanced Neuromodulation
             Systems, Inc.+                       67,082
   1,700   Air Methods Corp.+                     14,620
   1,900   Albany Molecular Research,
             Inc.+                                21,166
   1,600   Alexion Pharmaceuticals, Inc.+         40,320
   3,400   Alfacell Corp.+                        14,756
   3,600   Align Technology, Inc.+                38,700
   4,700   Alkermes, Inc.+                        66,223
   1,700   Alliance Imaging, Inc.+                19,125
   5,800   Allos Therapeutics+                    13,920
   2,345   Allscripts Healthcare Solutions,
             Inc.+                                25,021
   2,200   Alpharma, Inc. Class A                 37,290
   1,200   Amedisys, Inc.+                        38,868
   2,600   American Healthways, Inc.+             85,904
   2,000   American Medical Systems
             Holdings, Inc.+                      83,620
   4,250   American Pharmaceutical
             Partners, Inc.(f)+                  158,992
   2,800   Amsurg Corp.+                          82,712
   6,600   Amylin Pharmaceuticals, Inc.+         154,176
   4,300   Andrx Corp.+                           93,869
     514   Angiodynamics, Inc.+                   11,381
   3,300   Antigenics, Inc.(f)+                   33,396
   5,585   Aphton Corp.(f)+                       17,369
   2,800   Apria Healthcare Group, Inc.+          92,260
   8,200   Aradigm Corp.(f)+                      14,186
   3,100   Ariad Pharmaceuticals, Inc.+           23,033
   3,130   Arqule, Inc.+                          18,123
   1,400   Array Biopharma, Inc.+                 13,328
   2,400   Arrow International, Inc.              74,376
   2,000   Arthrocare Corp.+                      64,120
     700   Aspect Medical Systems, Inc.+          17,122
   2,200   Atherogenics Inc.+                     51,832
   3,800   Avant Immunotherapeutics, Inc.+         7,638
   1,000   Avigen, Inc.+                           3,260
     600   Axonyx, Inc.+                           3,684
   4,063   Barr Pharmaceuticals, Inc.+           185,029
     200   Barrier Therapeutics, Inc.+             3,320
   3,500   Beckman Coulter, Inc.                 234,465
     300   Berkshire Bancorp, Inc.                 6,150
   6,400   Beverly Enterprises, Inc.+             58,560
   3,100   BioCryst Pharmaceuticals, Inc.+        17,918
   2,400   Biolase Technology, Inc.(f)            26,088
   6,500   BioMarin Pharmaceuticals, Inc.+        41,535
   3,000   Biopure Corp.(f)+                       1,770
   1,360   Biosite, Inc.(f)+                      83,694
     100   Biosource International, Inc.+            690
   1,000   Biospecifics Technologies+              1,490
     900   BioSphere Medical, Inc.+                3,501
   1,800   BioVeris Corp.+                        13,158
  11,900   Birman Managed Care, Inc.+                  1
   1,800   Bone Care International, Inc.+         50,130
   1,600   Bradley Pharmaceuticals, Inc.+         31,040
     388   Britesmile, Inc.+                       2,704
   2,700   CNS, Inc.                              33,885
   2,700   CTI Molecular Imaging, Inc.+           38,313
   2,700   CV Therapeutics, Inc.+                 62,100

50

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
  16,300   Calypte Biomedical Corp.+         $     6,357
   1,200   Cambrex Corp.                          32,520
   3,300   Cardiac Science, Inc.+                  7,062
   2,400   Cardiodynamics International
             Corp.+                               12,408
   1,476   Cardiotech International, Inc.+         4,354
   3,600   Cell Therapeutics, Inc.+               29,304
   3,300   Centene Corp.+                         93,555
   3,200   Cephalon, Inc.+                       162,816
   1,400   Cerus Corp.+                            4,144
   3,892   Charles River Laboratories
             International, Inc.+                179,071
     900   Cholestech Corp.+                       7,327
  11,200   ChromaVision Medical Systems,
             Inc.+                                24,080
   1,400   Ciphergen Biosystems, Inc.+             6,020
   2,500   Collagenex Pharmaceuticals, Inc.+      18,350
   2,500   Columbia Laboratories, Inc.+            6,617
   5,000   Community Health Systems, Inc.+       139,400
   2,700   Compex Technologies, Inc.+             12,609
   1,000   Conceptus, Inc.+                        8,115
   2,050   Conmed Corp.+                          58,261
   1,400   Cooper Cos., Inc.                      98,826
     142   CorAutus Genetics, Inc.+                  737
   3,800   Corixa Corp.+                          13,832
     100   Corvel Corp.+                           2,678
   3,600   Covance, Inc.+                        139,500
   5,100   Coventry Health Care, Inc.+           270,708
   2,400   CryoLife, Inc.+                        16,968
   3,600   Cubist Pharmaceuticals, Inc.+          42,588
   1,935   Curative Health Services, Inc.+        13,255
   2,300   Curis, Inc.+                           12,006
   1,900   Cyberonics, Inc.+                      39,368
   1,800   Cypress Bioscience, Inc.+              25,182
     730   Cytogen Corp.+                          8,410
     200   Cytokinetics, Inc.+                     2,050
   6,400   Cytyc Corp.+                          176,448
     900   D&K Healthcare Resources, Inc.          7,272
     500   DJ Orthopedics, Inc.+                  10,710
   2,675   Dade Behring Holdings, Inc.+          149,800
   1,400   Datascope Corp.                        55,566
   6,100   DaVita, Inc.+                         241,133
     900   Daxor Corp.+                           20,538
   3,430   Dendreon Corp.(f)+                     36,975
   4,550   Dentsply International, Inc.          255,710
   1,500   Diagnostic Products Corp.              82,575
     200   Diametrics Medical, Inc.+                   9
   1,000   Digene Corp.+                          26,150
   2,800   Discovery Laboratories, Inc.+          22,204
   2,100   Dov Pharmaceutical, Inc.+              37,905
   3,000   Durect Corp.+                           9,840
     600   Dusa Pharmaceuticals, Inc.+             8,580
     600   E-Z-EM, Inc.                            8,760
   1,400   EPIX Pharmaceuticals, Inc.+            25,074
   3,500   Edwards Lifesciences Corp.+           144,410
   2,300   Emisphere Technologies, Inc.+           9,315
     400   Encore Medical Corp.+                   2,716
   8,200   Endo Pharmaceuticals Holdings,
             Inc.+                               172,364
   1,300   Endocardial Solutions, Inc.+           15,210
     200   Endologix, Inc.+                        1,366
   4,300   Entremed, Inc.(f)+                     13,932
     673   Enzo Biochem, Inc.+                    13,103
   2,600   Enzon Pharmaceuticals, Inc.+           35,672
   5,500   Eon Labs, Inc.+                       148,500
     725   Escalon Medical Corp.+                  6,228
   1,600   Exact Sciences Corp.+                   6,112
     900   Eyetech Pharmaceuticals, Inc.+         40,950
   6,500   First Health Group Corp.+             121,615
   2,150   First Horizon Pharmaceutical
             Corp.+                               49,213
  17,300   Fonar Corp.+                           26,815
     133   GLYCOGENESYS INC.+                        293
   3,100   Genaera Corp.+                         10,509
   1,900   Gene Logic, Inc.+                       6,992
   2,000   Genelabs Technologies+                  2,400
  50,440   Genentech, Inc.+                    2,745,954
   1,150   Genesis HealthCare Corp.+              40,284
   2,100   Genitope Corp.+                        35,784
   3,200   Gen-Probe, Inc.+                      144,672
   9,700   Genta, Inc.+                           17,072
       0   Genzyme Corp.+                             23

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   3,100   Geron Corp.+                      $    24,707
   4,900   Guilford Pharmaceuticals,
             Inc.(f)+                             24,255
   1,500   Haemonetics Corp.+                     54,315
   6,480   Health Net, Inc.+                     187,078
     900   Healthcare Services Group              18,756
   3,100   HealthExtras, Inc.+                    50,530
   2,000   HealthTronics, Inc.+                   21,260
   1,300   Hemispherx Biopharma, Inc.(f)+          2,470
   1,200   Henry Schein, Inc.+                    83,568
   3,345   Hillenbrand Industries, Inc.          185,781
   1,250   Hi-Tech Pharmacal Co., Inc.+           23,050
   2,300   Hollis-Eden Pharmaceuticals+           21,666
   1,200   Hologic, Inc.+                         32,964
   2,600   Hooper Holmes, Inc.                    15,392
   6,700   Human Genome Sciences, Inc.+           80,534
   2,900   Hydron Technologies, Inc.+                464
   1,100   I-Flow Corp.+                          20,053
   3,700   ICOS Corp.+                           104,636
   1,600   ICU Medical, Inc.(f)+                  43,744
     800   II-VI, Inc.                            33,992
     600   IMPAC Medical Systems, Inc.+           12,354
  14,143   IVAX Corp.+                           223,742
   2,500   Idexx Laboratories, Inc.+             136,475
   4,721   ImClone Systems, Inc.+                217,544
   3,825   Immucor, Inc.+                         89,926
   2,400   Immunogen, Inc.+                       21,216
   3,000   Immunomedics, Inc.+                     9,120
   3,700   Impax Laboratories, Inc.+              58,756
   2,400   Inamed Corp.+                         151,800
   6,500   Incyte Corp.+                          64,935
   4,800   Indevus Pharmaceuticals, Inc.+         28,608
   1,400   Inkine Pharmaceutical Co.+              7,532
   4,200   Insmed, Inc.(f)+                        9,236
   2,300   Inspire Pharmaceuticals, Inc.+         38,571
   1,900   Integra LifeSciences Holdings
             Corp.+                               70,167
   2,800   InterMune, Inc.+                       37,128
      16   Intrabiotics Pharmaceuticals,
             Inc.+                                    65
   3,500   Introgen Therapeutics, Inc.(f)+        29,610
   2,450   Intuitive Surgical, Inc.+              98,049
   1,800   Invacare Corp.                         83,268
     828   Inverness Medical Innovations,
             Inc.+                                20,783
   4,400   Isis Pharmaceuticals, Inc.+            25,960
   1,900   KV Pharmaceutical Co. Class A+         41,895
   1,200   Kendle International, Inc.+            10,560
   1,300   Kensey Nash Corp.+                     44,889
   2,190   Kindred Healthcare, Inc.+              65,591
   3,515   Kinetic Concepts, Inc.+               268,195
   1,900   Kyphon, Inc.+                          48,944
   1,950   LCA-Vision, Inc.                       45,610
   3,700   La Jolla Pharmaceutical Co.+            6,179
   1,000   Lakeland Industries, Inc.              20,290
     400   Landauer, Inc.                         18,280
     300   Langer, Inc.+                           1,998
   1,000   Large Scale Biology Corp.(f)+           1,260
     800   Lectec Corp.+                           1,160
   2,100   Lexicon Genetics, Inc.+                16,286
   3,000   Lifecell Corp.+                        30,660
     700   Lifecore Biomedical, Inc.+              7,882
   8,500   Life Medical Sciences, Inc.+            3,400
   2,100   LifePoint Hospitals, Inc.+             73,122
   4,375   Ligand Pharmaceuticals, Inc.
             Class B+                             50,925
   5,300   Lincare Holdings, Inc.+               226,045
   4,400   MGI Pharma, Inc.+                     123,244
   3,700   MIM Corp.+                             23,495
   1,100   Macrochem Corp.+                          770
   1,479   Magellan Health Services, Inc.+        50,523
   1,300   Mannatech, Inc.                        24,752
   1,800   Martek Biosciences Corp.+              92,160
   3,300   Maxim Pharmaceuticals, Inc.+            9,966
   4,700   Medarex, Inc.+                         50,666
   1,900   Medcath Corp.+                         46,816
     600   Med-Design Corp.+                         780
     800   Medical Action Industries, Inc.+       15,760
   2,870   Medicines Co.+                         82,656
   3,000   Medicis Pharmaceutical Corp.
             Class A                             105,330
   1,030   Medis Technologies Ltd.(f)+            18,901

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
     300   Medwave, Inc.+                    $     1,395
   2,800   Mentor Corp.                           94,472
     900   Meridian Bioscience, Inc.              15,651
   2,768   Merit Medical Systems, Inc.+           42,295
  17,638   Millennium Pharmaceuticals,
             Inc.+                               213,773
   1,600   Mine Safety Appliances Co.             81,120
   1,000   Molecular Devices Corp.+               20,100
   1,100   Molina Healthcare, Inc.+               51,018
   1,700   Myriad Genetics, Inc.+                 38,267
   4,200   NBTY, Inc.+                           100,842
   2,240   NPS Pharmaceuticals, Inc.+             40,947
   3,400   Nabi Biopharmaceuticals+               49,810
     100   National Dentex Corp.+                  3,045
     400   National Healthcare Corp.              14,120
     400   Natrol, Inc.+                           1,340
     800   Nature's Sunshine Products, Inc.       16,288
   4,200   Natus Medical, Inc.+                   33,600
   5,200   Nektar Therapeutics+                  105,248
   2,786   Neopharm, Inc.+                        34,853
   1,200   Neose Technologies, Inc.+               8,064
   2,645   Neurocrine Biosciences, Inc.+         130,398
   1,200   Neurogen Corp.+                        11,232
   2,100   Northfield Laboratories, Inc.(f)+      47,355
   2,400   Novavax, Inc.+                          7,800
   2,100   Noven Pharmaceuticals, Inc.+           35,826
   1,400   Nutraceutical International Corp.+     21,574
   3,121   Nuvelo, Inc.+                          30,742
   3,700   OCA, Inc.(f)+                          23,495
   2,413   OSI Pharmaceuticals, Inc.+            180,613
   4,200   Oakley, Inc.                           53,550
   1,400   Ocular Sciences, Inc.+                 68,614
   3,050   Odyssey HealthCare, Inc.+              41,724
   5,800   Omnicare, Inc.                        200,796
   2,300   Onyx Pharmaceuticals, Inc.+            74,497
   4,575   OraSure Technologies, Inc.+            30,744
   4,100   Orthologic Corp.+                      25,625
   5,920   Orthovita, Inc.+                       24,805
   2,700   Oscient Pharmaceuticals Corp.+          9,855
   3,300   Osteotech, Inc.+                       18,150
   2,300   Owens & Minor, Inc.                    64,791
   5,600   PSS World Medical, Inc.+               70,084
   4,560   Pacificare Health Systems+            257,731
   3,800   Pain Therapeutics, Inc.+               27,398
     100   Palatin Technologies, Inc.+               266
   1,700   Par Pharmaceutical Cos., Inc.+         70,346
   2,700   Parexel International Corp.+           54,810
   7,800   Patterson Cos., Inc.+                 338,442
   1,180   Pediatric Services of America,
             Inc.+                                15,057
   1,500   Pediatrix Medical Group, Inc.+         96,075
   2,300   Penwest Pharmaceuticals Co.+           27,508
   8,500   Peregrine Pharmaceuticals, Inc.+        9,945
   5,000   Perrigo Co.                            86,350
   3,500   Pharmaceutical Product
             Development, Inc.+                  144,515
     700   Pharmacopeia Drug Discovery,
             Inc.+                                 4,193
   2,290   Pharmacyclics, Inc.+                   23,976
   1,900   Pharmion Corp.+                        80,199
   5,200   Pharmos Corp.+                          7,384
     100   Physiometrix, Inc.+                       108
   1,600   PolyMedica Corp.                       59,664
   3,900   Pozen, Inc.+                           28,353
   3,100   Praecis Pharmaceuticals, Inc.+          5,890
   2,700   Priority Healthcare Corp.+             58,779
     500   Progenics Pharmaceuticals,
             Inc.+                                 8,580
   5,500   Protein Design Labs, Inc.+            113,630
   2,800   Province Healthcare Co.+               62,580
     300   Proxymed, Inc.+                         2,946
     125   Psychemedics Corp.                      1,619
   1,366   Psychiatric Solutions, Inc.+           49,941
     700   QMed, Inc.+                             7,686
   1,900   Quidel Corp.+                           9,652
   1,100   Radiologix, Inc.+                       4,840
   1,600   Regeneration Technologies,
             Inc.+                                16,768
   2,400   Regeneron Pharmaceuticals, Inc.+       22,104
   1,200   RehabCare Group, Inc.+                 33,588
   4,550   Renal Care Group, Inc.+               163,755
   1,900   Repligen Corp.+                         5,453

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   1,200   Res-Care, Inc.+                   $    18,264
   2,100   Resmed, Inc.+                         107,310
     800   Respironics, Inc.+                     43,488
   1,300   Retractable Technologies, Inc.+         5,980
     900   Rita Medical Systems, Inc.+             3,483
   2,700   Salix Pharmaceuticals Ltd.+            47,493
   1,300   Sangamo Biosciences, Inc.+              7,800
     800   Santarus, Inc.+                         7,248
   3,700   Savient Pharmaceuticals, Inc.+         10,027
   2,700   Sciclone Pharmaceuticals, Inc.+         9,990
     700   Seattle Genetics, Inc. +                4,571
   4,900   Select Medical Corp.                   86,240
   5,155   Sepracor, Inc.+                       306,052
   2,385   Serologicals Corp.+                    52,756
   2,100   Sierra Health Services+               115,731
   2,015   Sirna Therapeutics, Inc.+               6,367
   1,200   Sola International, Inc.+              33,048
   3,500   Sonic Innovations, Inc.+               14,595
     800   SonoSite, Inc.+                        27,160
   1,900   Sparta Surgical Corp.+                      -
     900   Specialty Laboratories, Inc.+           9,936
      16   Spectrum Pharmaceuticals,
             Inc.+                                   106
   2,400   Staar Surgical Co.+                    14,976
   4,600   Star Scientific, Inc.(f)+              23,391
   3,200   Steris Corp.+                          75,904
   1,300   Sunrise Senior Living, Inc.(f)+        60,268
     400   Sunrise Technologies
             International+                            1
   2,630   SuperGen, Inc.(f)+                     18,542
   1,900   SurModics, Inc.(f)+                    61,769
   2,300   Sybron Dental Specialties,
             Inc.+                                81,374
   2,100   Synovis Life Technologies, Inc.+       22,701
   3,800   Tanox, Inc.+                           57,760
   8,500   Targeted Genetics Corp.+               12,835
   2,500   Techne Corp.+                          97,250
   1,900   Theragenics Corp.+                      7,714
   1,900   Third Wave Technologies, Inc.+         16,340
   5,000   Thoratec Corp.+                        52,100
   2,800   Titan Pharmaceuticals, Inc.+            9,016
     900   Transgenomic, Inc.+                     1,035
   2,500   Transkaryotic Therapies, Inc.+         63,475
   4,146   Triad Hospitals, Inc.+                154,273
   1,600   Trimeris, Inc.+                        22,672
   1,600   TriPath Imaging, Inc.+                 14,352
     700   Tripos, Inc.+                           3,731
     800   US Physical Therapy, Inc.+             12,336
   1,700   USANA Health Sciences, Inc.+           58,140
   1,400   United Surgical Partners
             International, Inc.+                 58,380
   2,100   United Therapeutics Corp.+             94,815
   1,100   Universal Display Corp.+                9,900
   3,400   Universal Health Services, Inc.
             Class B                             151,300
   1,700   Urologix, Inc.+                        10,999
   1,100   Utah Medical Products, Inc.            24,717
   5,040   VCA Antech, Inc.+                      98,784
   4,700   Valeant Pharmaceuticals
             International                       123,845
     193   Valentis, Inc.+                           496
   7,020   Varian Medical Systems, Inc.+         303,545
   2,300   Vasomedical, Inc.+                      2,116
   1,400   Ventana Medical Systems+               89,586
   4,462   Vertex Pharmaceuticals, Inc.+          47,163
   1,500   Viasys Healthcare, Inc.+               28,500
   1,000   Vical, Inc.+                            4,700
   3,200   Vicuron Pharmaceuticals, Inc.+         55,712
   3,300   Vion Pharmaceuticals, Inc.+            15,444
   1,390   Viragen, Inc.(f)+                       1,390
   9,860   ViroLogic, Inc.+                       27,509
     900   Viropharma, Inc.(f)+                    2,925
   1,805   VistaCare, Inc. Class A+               30,017
   2,300   Visx, Inc.+                            59,501
     800   Vital Signs, Inc.                      31,136
   2,400   Vivus, Inc.+                           10,680
   1,400   West Pharmaceutical
             Services, Inc.                       35,042
   2,100   Wilson Greatbatch
             Technologies, Inc.+                  47,082
   1,200   Women First Healthcare, Inc.+               1
   1,400   Wright Medical Group, Inc.+            39,900

54

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   2,000   XOMA Ltd.+                        $     5,180
   2,700   Zila, Inc.+                            11,556
     555   Zoll Medical Corp.+                    19,092
   2,000   Zymogenetics, Inc.+                    46,000
                                             -----------
                                              20,815,570
                                             -----------
   ELECTRONICS - 5.9%
   7,300   8x8, Inc.(f)+                          29,711
     800   ADE Corp.+                             14,976
   3,100   APAC Customer Services, Inc.+           5,394
   3,800   APW Ltd.+                                   -
   1,800   ATMI, Inc.+                            40,554
   9,100   AVX Corp.                             114,660
   1,200   AXT, Inc.+                              1,896
      56   Ace*Comm Corp.+                           124
   2,900   Actel Corp.+                           50,866
   2,400   Acuity Brands, Inc.                    76,320
   5,200   Acxiom Corp.                          136,760
   1,900   Advanced Energy Industries,
             Inc.+                                17,347
     500   Advanced Power Technology,
             Inc.+                                 3,870
  95,635   Agere Systems, Inc. Class A+          131,020
   2,200   Agilysys, Inc.                         37,708
      20   Airnet Communications Corp.+               60
   1,400   Alliance Fiber Optic Products,
             Inc.+                                 2,100
   5,000   Alliance Semiconductor Corp.+          18,500
   2,262   Alliant Techsystems, Inc.+            147,889
   1,200   American Physicians Capital,
             Inc.+                                43,224
   1,200   American Science &
             Engineering, Inc.+                   49,452
     100   American Technical Ceramics
             Corp.+                                  998
  13,810   Amkor Technology, Inc.+                92,251
   5,405   Amphenol Corp. Class A+               198,580
     100   Amtech Systems, Inc.+                     420
   2,200   Anadigics, Inc.+                        8,250
   1,200   Anaren, Inc.+                          15,552
   2,200   Anixter International, Inc.            79,178
   4,100   Applera Corp. - Celera Genomics
             Group+                               56,375
   5,200   Arris Group, Inc.+                     36,608
   5,600   Arrow Electronics, Inc.+              136,080
   3,500   Aspect Communications Corp.+           38,990
   4,300   Asyst Technologies Inc.+               21,887
   1,600   Atheros Communications Inc.+           16,400
  27,600   Atmel Corp.+                          108,192
   2,200   Audiovox Corp. Class A+                34,716
   4,000   Avanex Corp.+                          13,240
   2,000   Avid Technology, Inc.+                123,500
   6,564   Avnet, Inc.+                          119,727
     900   Aware, Inc.+                            4,365
   6,400   Axcelis Technologies, Inc.+            52,032
   1,800   Axsys Technologies, Inc.+              31,644
   1,500   BEI Technologies, Inc.                 46,320
     200   Badger Meter, Inc.                      5,990
     900   Bel Fuse, Inc. Class A                 26,370
   2,800   Belden CDT, Inc.                       64,960
   3,335   Bell Microproducts, Inc.+              32,083
   2,500   Benchmark Electronics, Inc.+           85,250
     200   Boston Acoustics, Inc.                  2,770
   2,880   Broadwing Corp.+                       26,237
   2,796   Brooks Automation, Inc.+               48,147
   5,300   Bruker BioSciences Corp.+              21,359
   1,400   C&D Technologies, Inc.                 23,856
   2,600   C-COR, Inc.+                           24,180
     764   CCC Information Services Group+        16,968
  19,400   CMGI, Inc.+                            49,470
   2,200   CTS Corp.                              29,238
   1,900   Cabot Microelectronics Corp.+          76,095
  15,400   Cadence Design Systems, Inc.+         212,674
   2,600   CalAmp Corp.+                          23,244
   2,300   California Micro Devices CP+           16,307
   3,185   Caliper Life Sciences, Inc.+           23,983
   1,900   Captaris, Inc.+                         9,804
     500   Celeritek, Inc.                           765
   2,400   Cepheid, Inc.+                         23,856
   1,100   Ceva, Inc.+                            10,018
     700   Champion Industries, Inc.               2,562
   2,200   Checkpoint Systems, Inc.+              39,710

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
     800   Chronimed, Inc.+                  $     5,224
   4,100   Cirrus Logic, Inc.+                    22,591
   2,600   Coherent, Inc.+                        79,144
   1,300   Cohu, Inc.                             24,128
   2,500   CommScope, Inc.+                       47,250
   1,700   Computer Network Technology
             Corp.+                               12,070
   1,600   Comtech Telecommunications
             Corp.+                               60,176
  36,848   Conexant Systems, Inc.+                73,327
   2,200   Cox Radio, Inc. Class A+               36,256
   3,200   Credence Systems Corp.+                29,280
   3,600   Cree, Inc.+                           144,288
   2,205   Cymer, Inc.+                           65,136
   7,200   Cypress Semiconductor Corp.+           84,456
   1,590   DDi Corp.+                              5,056
   2,700   DSP Group, Inc.+                       60,291
   1,800   Daktronics, Inc.+                      44,802
     100   Dataram Corp.+                            636
     300   Digital Theater Systems, Inc.+          6,039
   1,600   Dionex Corp.+                          90,672
     500   Ducommun, Inc.+                        10,425
   2,200   Dupont Photomasks, Inc.+               58,102
   1,400   Dynamics Research Corp.+               24,962
   2,800   EFJ, Inc.+                             27,020
     600   EMS Technologies, Inc.+                 9,972
   4,000   ESS Technology+                        28,440
   2,500   Electro Scientific Industries, Inc.+   49,400
   1,700   Electroglas, Inc.(f)+                   8,075
   4,000   Electronics for Imaging+               69,640
     200   eMagin Corp.+                             236
   1,900   Emcore Corp.+                           6,631
   1,700   Emerson Radio+                          6,375
   4,100   Emulex Corp.+                          69,044
   4,500   Energizer Holdings, Inc.+             223,605
   1,100   Energy Conversion Devices, Inc.+       21,252
      25   Entrada Networks, Inc.+                     3
   3,900   Exar Corp.+                            55,341
     100   Excel Technology, Inc.+                 2,600
   2,000   FEI Co.+                               42,000
   1,800   FSI International, Inc.+                8,406
   5,600   Fairchild Semiconductor
             International, Inc.+                 91,056
   1,400   Faro Technologies, Inc.+               43,652
   2,100   Flir Systems, Inc.+                   133,959
   1,300   Formfactor, Inc.+                      35,282
  24,000   Freescale Semiconductor, Inc.
             Class A+                            427,680
   2,900   FuelCell Energy, Inc.(f)+              28,710
   2,400   GTC Biotherapeutics, Inc.+              3,648
   2,300   General Cable Corp.+                   31,855
   3,100   Genesis Microchip, Inc.+               50,282
   3,200   Getty Images, Inc.+                   220,320
     500   Glenayre Technologies, Inc.+            1,090
     200   Glowpoint, Inc.+                          310
   3,400   Harman International Industries,
             Inc.                                431,800
   4,300   Harmonic, Inc.+                        35,862
   2,345   Harris Corp.                          144,897
   1,520   Harvard Bioscience, Inc.+               7,038
   3,200   Hearst-Argyle Television, Inc.         84,416
   2,075   Herley Industries, Inc.+               42,205
     447   Hifn, Inc.+                             4,121
   3,600   Hollywood Entertainment Corp.+         47,124
     800   Hungarian Telephone & Cable+           11,520
     495   Hutchinson Technology, Inc.+           17,112
   2,600   IRIS International, Inc.+              25,142
   2,000   IXYS Corp.+                            20,640
   1,900   Illumina, Inc.+                        18,012
   3,935   Innovex, Inc.+                         21,446
   3,900   Integrated Circuit Systems,
             Inc.+                                81,588
   2,000   Integrated Silicon Solutions,
             Inc.+                                16,400
   4,500   Interactive Data Corp.+                97,830
     100   Interlink Electronics, Inc.+              946
   2,403   Intermagnetics General Corp.+          61,060
   3,800   International Rectifier Corp.+        169,366
   8,115   Intersil Corp. Class A                135,845
   2,300   Itron, Inc.+                           54,993
   2,100   Ixia+                                  35,301
     600   Keithley Instruments, Inc.             11,820

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   4,800   Kemet Corp.+                      $    42,960
   4,200   Kopin Corp.+                           16,254
   5,000   Kulicke & Soffa Industries, Inc.+      43,100
     100   LCC International, Inc. Class A+          583
   7,800   Lam Research Corp.+                   225,498
   1,650   Laserscope+                            59,252
   6,170   Lattice Semiconductor Corp.+           35,169
     200   Leadis Technology, Inc.+                2,130
     500   LeCroy Corp.+                          11,670
     100   Lightpath Technologies, Inc.
             Class A+                                445
   1,770   Littelfuse, Inc.+                      60,463
     100   M-Wave, Inc.+                             132
  10,700   MEMC Electronic Materials,
             Inc.+                               141,775
   2,953   MKS Instruments, Inc.+                 54,778
   6,287   MRV Communications, Inc.+              23,073
   2,200   MTS Systems Corp.                      74,382
   3,160   Macromedia, Inc.+                      98,339
   1,800   Mattson Technology, Inc.+              20,268
     400   Maxwell Technologies, Inc.+             4,056
   1,400   Mercury Computer Systems,
             Inc.+                                41,552
     500   Mestek, Inc.+                           9,010
   2,100   Methode Electronics, Inc.              26,985
   3,600   Microsemi Corp.+                       62,496
   1,700   Mobility Electronics, Inc.+            14,586
   2,155   Monolithic System Technology,
             Inc.+                                13,426
   2,400   Mykrolis Corp.+                        34,008
     800   NU Horizons Electronics Corp.+          6,384
   1,825   Nanogen, Inc.+                         13,432
   2,000   Nanometrics, Inc.+                     32,238
   3,000   Nanophase Technologies
             Corp.(f)+                            26,619
   1,600   Neomagic Corp.+                         1,968
   1,000   Neoware Systems, Inc.+                  9,309
   3,100   Netgear, Inc.+                         56,389
   3,400   Netopia, Inc.+                         11,050
   2,200   Newport Corp.+                         31,020
   1,000   Novoste Corp.+                          1,710
  15,350   ON Semiconductor Corp.+                69,689
     700   OSI Systems, Inc.+                     15,897
   4,400   Omnivision Technologies, Inc.+         80,740
   7,700   Oplink Communications, Inc.+           15,169
     400   Optical Communication Products,
             Inc.+                                 1,000
       4   P-Com, Inc.+                                2
     200   PDF Solutions, Inc.+                    3,222
   1,500   PLX Technology, Inc.+                  15,600
   1,150   Park Electrochemical Corp.             24,932
     800   Parkervision, Inc.+                     7,119
   1,100   Parlex Corp.+                           8,250
   3,600   Paxson Communications Corp.+            4,968
   2,700   Pemstar, Inc.+                          4,887
   1,500   Pericom Semiconductor Corp.+           14,145
   1,600   Photon Dynamics, Inc.+                 38,848
   3,200   Pinnacle Systems, Inc.+                19,520
   2,700   Pixelworks, Inc.+                      30,618
     900   Planar Systems, Inc.+                  10,107
   2,600   Plantronics, Inc.                     107,822
   2,300   Plexus Corp.+                          29,923
     600   Powell Industries, Inc.+               11,094
   1,800   Power Integrations, Inc.+              35,604
   4,400   Powerwave Technologies, Inc.+          37,312
     900   Preformed Line Products Co.            26,082
   2,262   Proxim Corp. Class A+                   9,252
   6,100   Quantum Corp.+                         15,982
     200   QuickLogic Corp.+                         568
  10,835   RF Micro Devices, Inc.+                74,111
     900   Radisys Corp.+                         17,595
   6,400   Rambus, Inc.+                         147,200
   1,600   Rayovac Corp.+                         48,896
   4,800   Remec, Inc.+                           34,608
     800   Richardson Electronics Ltd.             8,488
     100   Robotic Vision Systems, Inc.+              72
     900   Rofin-Sinar Technologies, Inc.+        38,205
   1,000   Rudolph Technologies, Inc.+            17,170
   5,900   SAFLINK Corp.+                         16,343
   2,300   SBS Technologies, Inc.+                32,108
     800   SCM Microsystems, Inc.+                 3,904
   1,200   Sagemark Cos. Ltd.+                     4,200

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   6,318   ScanSoft, Inc.+                   $    26,472
  26,700   Seagate Technology                    461,109
   1,100   Semitool, Inc.+                        10,208
   5,300   Semtech Corp.+                        115,911
   1,300   Sigmatel, Inc.+                        46,189
   1,200   Sigmatron International, Inc.+         16,164
   4,400   Silicon Image, Inc.+                   72,424
   3,100   Silicon Laboratories, Inc.+           109,461
   5,800   Silicon Storage Technology, Inc.+      34,510
   1,800   Siliconix, Inc.+                       65,682
     600   SimpleTech, Inc.+                       2,760
   1,900   Sipex Corp.+                            8,892
   3,300   Sirenza Microdevices, Inc.+            21,648
   1,700   Sirf Technology Holdings, Inc.+        21,624
   8,900   Skyworks Solutions, Inc.+              83,927
     100   SmartDisk Corp.+                           18
   2,500   Somera Communications, Inc.+            3,175
   1,200   Spectralink Corp.                      17,016
   1,400   Standard Microsystems Corp.+           24,962
   5,400   Stratex Networks, Inc.+                12,204
     200   Suntron Corp.+                            628
   4,320   Superconductor Technologies+            6,005
     100   Supertex, Inc.+                         2,170
   2,076   Symmetricom, Inc.+                     20,158
   2,300   Synaptics, Inc.+                       70,334
   1,900   TTM Technologies, Inc.+                22,420
   3,230   Taser International, Inc.(f)+         102,003
   1,900   Technitrol, Inc.+                      34,580
  10,100   Tegal Corp.+                           16,463
   3,700   Tekelec+                               75,628
   4,400   Terayon Corp.+                         11,924
   1,500   Tessera Technologies, Inc.+            55,815
   5,500   Therma-Wave, Inc.+                     19,030
   5,865   Thomas & Betts Corp.+                 180,349
   1,300   Three-Five Systems, Inc.+               3,146
     800   Tollgrade Communications,
             Inc.+                                 9,792
  10,000   Transmeta Corp.+                       16,300
   3,600   Transwitch Corp.+                       5,544
   1,700   Tripath Technology, Inc.+               2,125
   6,845   Triquint Semiconductor, Inc.+          30,460
     100   Triton Network Systems, Inc.                3
     200   Tvia, Inc.+                               396
   1,500   Tweeter Home Entertainment
             Group, Inc.+                         10,275
   1,500   Ultralife Batteries, Inc.+             29,175
   2,400   Ultratech, Inc.+                       45,240
   1,800   United Industrial Corp.                69,732
     600   Unitil Corp.                           16,980
   1,800   Valence Technology, Inc.+               5,580
   2,050   Varian, Inc.+                          84,071
   2,200   Varian Semiconductor Equipment
             Associates, Inc.+                    81,070
     105   Vialta, Inc.+                              22
   1,400   Viasat, Inc.+                          33,978
   1,800   Vicor Corp.                            23,598
   1,300   Virage Logic Corp.+                    24,141
   9,326   Vishay Intertechnology, Inc.+         140,077
  12,600   Vitesse Semiconductor Corp.+           44,478
      66   Vyyo, Inc.+                               568
   3,600   WJ Communications+                     12,384
  13,000   Western Digital Corp.+                140,920
   5,900   Western Wireless Corp.
             Class A+                            172,870
      75   YDI Wireless, Inc.+                       458
   4,117   Zebra Technologies Corp.
             Class A+                            231,705
   4,352   Zhone Technologies, Inc.+              10,793
   3,361   Zoran Corp.+                           38,920
                                             -----------
                                              12,754,736
                                             -----------
   ENERGY & RAW MATERIALS - 2.6%
   3,600   AMIS Holdings, Inc.+                   59,472
   1,000   APCO Argentina, Inc.                   36,150
   1,500   Alliance Resource Partners LP         111,000
   8,900   Altair Nanotechnologies, Inc.+         23,941
   3,700   Arch Coal, Inc.                       131,498
   1,400   Atwood Oceanics, Inc.+                 72,940
     100   Barnwell Industries, Inc.               7,401
   2,400   Brigham Exploration Co.+               21,600
   1,200   Buckeye Partners LP                    50,784

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
     900   CARBO Ceramics, Inc.              $    62,100
   2,480   Cabot Oil & Gas Corp. Class A         109,740
   5,600   Canyon Resources Corp.+                 7,168
   2,481   Cimarex Energy Co.+                    94,030
   1,700   Compass Minerals International,
             Inc.                                 41,191
   1,600   Cooper Cameron Corp.+                  86,096
     100   Crosstex Energy, Inc.                   4,190
   1,500   Dawson Geophysical Co.+                32,775
   3,200   Denbury Resources, Inc.+               87,840
     700   Diodes, Inc.+                          15,841
     700   Dril-Quip, Inc.+                       16,982
   7,720   ENSCO International, Inc.             245,033
   4,203   Emex Corp.+                                 -
  18,005   Enterprise Products Partners
             LP(f)                               465,609
   1,000   The Exploration Co. of Delaware,
             Inc.+                                 6,210
   3,200   FMC Technologies, Inc.+               103,040
   2,600   Forest Oil Corp.+                      82,472
     500   Friede Goldman Halter, Inc.+                -
   5,800   Grant Prideco, Inc.+                  116,290
  10,800   Grey Wolf, Inc.+                       56,916
   2,849   Hanover Compressor Co.+                40,256
   2,700   Headwaters, Inc.+                      76,950
   2,700   Helmerich & Payne, Inc.                91,908
   4,800   Horizon Offshore, Inc.+                 7,872
   1,800   Hydril+                                81,918
   1,900   Inergy LP                              54,606
   3,000   Joy Global, Inc.                      130,290
     900   Kestrel Energy, Inc.+                     630
   7,800   Key Energy Services, Inc.+             92,040
   1,500   Kirby Corp.+                           66,570
     300   Lufkin Industries, Inc.                11,972
      14   Lynx Therapeutics, Inc.+                   53
     600   MAXXAM, Inc.+                          19,560
   4,700   Massey Energy Co.                     164,265
   5,700   McDermott International, Inc.+        104,652
   3,000   NL Industries+                         66,300
     200   Natural Resource Partners LP           11,530
   5,000   Newpark Resources+                     25,750
   3,400   Noble Energy, Inc.                    209,644
   2,200   Offshore Logistics, Inc.+              71,434
   1,400   Oil States International, Inc.+        27,006
   9,600   Parker Drilling Co.+                   37,728
   3,295   Peabody Energy Corp.                  266,598
     800   Penn Virginia Corp.                    32,456
   1,780   Petroleum Development Corp.+           68,655
   2,800   Plains All American Pipeline LP       105,672
   5,700   Prolong International Corp.+            1,368
   1,300   Quantum Fuel Systems
             Technologies Worldwide, Inc.+         7,826
     100   RGC Resources, Inc.                     2,589
   5,000   Range Resources Corp.                 102,300
  16,900   Reliant Energy, Inc.+                 230,685
   1,100   SEACOR Holdings, Inc.+                 58,740
   4,500   Smith International, Inc.+            244,845
   2,000   Southwestern Energy Co.+              101,380
   1,900   Swift Energy Co.+                      54,986
   1,100   TC Pipelines LP                        41,558
   1,055   Tidewater, Inc.                        37,569
   5,700   Trico Marine Services, Inc.+              998
   4,000   USEC, Inc.                             38,760
   2,400   Unit Corp.+                            91,704
   2,900   W-H Energy Services, Inc.+             64,844
   7,100   Weatherford International
             Ltd.+                               364,230
   3,800   Western Gas Resources, Inc.           111,150
     500   Westmoreland Coal Co.+                 15,230
     600   World Fuel Services Corp.              29,880
   1,300   Xanser Corp.+                           3,640
                                             -----------
                                               5,618,906
                                             -----------
   ENERGY & UTILITIES - 2.7%
   4,000   AGL Resources, Inc.                   132,960
   1,100   ATG, Inc.+                                  -
   3,500   Active Power, Inc.+                    16,100
   6,200   Alliant Energy Corp.                  177,320
     950   American States Water Co.              24,700
   4,613   Aqua America, Inc.                    113,434
   7,810   Aquila, Inc.+                          28,819

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
     150   Artesian Resources Corp.
             Class A                         $     4,218
   4,100   Atmos Energy Corp.                    112,135
   2,900   Avista Corp.                           51,243
     200   BIW Ltd.                                3,950
   7,730   Beacon Power Corp.+                     7,034
   1,800   Black Hills Corp.                      55,224
     900   CH Energy Group, Inc.                  43,245
     900   California Water Service Group         33,885
     800   Cascade Natural Gas Corp.              16,960
   2,766   Catalytica Energy Systems+              6,251
   1,700   Central Vermont Public Service
             Corp.                                39,542
   1,400   Chesapeake Utilities Corp.             37,380
   2,800   Cleco Corp.                            56,728
     400   Connecticut Water Service, Inc.        10,596
   8,435   DPL, Inc.                             211,803
     100   Delta Natural Gas Co., Inc.             2,722
   4,100   Duquesne Light Holdings, Inc.          77,285
   3,900   El Paso Electric Co.+                  73,866
   2,700   The Empire District Electric Co.       61,236
   2,400   Energen Corp.                         141,480
   7,800   Energy East Corp.                     208,104
     200   Energy West, Inc.+                      1,380
     450   EnergySouth, Inc.                      12,618
   3,790   Equitable Resources, Inc.             229,901
     133   Florida Public Utilities Co.            2,547
   5,100   Great Plains Energy, Inc.             154,428
   1,000   Green Mountain Power Corp.             28,830
   4,720   Hawaiian Electric Industries          137,588
   2,100   Idacorp, Inc.                          64,197
   2,000   The Laclede Group, Inc.                62,300
   5,750   MDU Resources Group, Inc.             153,410
     300   MGE Energy, Inc.                       10,809
     466   Middlesex Water Co.                     8,826
   5,430   NRG Energy, Inc.+                     195,751
   2,800   NSTAR                                 151,984
   4,650   National Fuel Gas Co.                 131,781
   2,140   New Jersey Resources Corp.             92,748
   8,200   Northeast Utilities                   154,570
   1,600   Northwest Natural Gas Co.              53,984
   5,000   OGE Energy Corp.                      132,550
   5,790   Oneok, Inc.                           164,552
   1,200   Otter Tail Corp.                       30,636
   3,400   PNM Resources, Inc.                    85,986
     133   Pennichuck Corp.                        3,471
  10,273   Pepco Holdings, Inc.                  219,020
   3,700   Piedmont Natural Gas Co.               85,988
   5,500   Puget Energy, Inc.                    135,850
   4,200   Questar Corp.                         214,032
   6,300   SCANA Corp.                           248,220
   5,800   SEMCO Energy, Inc.                     30,972
     300   SJW Corp.                              10,920
   6,600   Sierra Pacific Resources+              69,300
     800   South Jersey Industries, Inc.          42,048
   4,542   Southern Union Co.+                   108,917
   1,600   Southwest Gas Corp.                    40,640
   1,497   Southwest Water Co.                    20,139
     600   Streicher Mobile Fueling,
             Inc.+                                 1,098
   3,280   UGI Corp.                             134,185
   1,400   UIL Holdings Corp.                     71,820
   2,600   Unisource Energy Corp.                 62,686
   3,400   Vectren Corp.                          91,120
   2,940   Veritas DGC, Inc.+                     65,885
   2,300   WGL Holdings, Inc.                     70,932
     700   WPS Resources Corp.                    34,972
   5,225   Westar Energy, Inc.                   119,496
   7,380   Wisconsin Energy Corp.                248,780
                                             -----------
                                               5,940,087
                                             -----------
   ENVIRONMENTAL CONTROL - 0.0%
     600   Darling International, Inc.+            2,616
                                             -----------
   FINANCE - 0.1%
     500   American Mortgage
           Acceptance Co.                          8,600
   3,100   Criimi MAE, Inc.+                      49,910
   3,300   The First Marblehead Corp.+           185,625
     300   Frontline Capital Group+                    -
                                             -----------
                                                 244,135
                                             -----------

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   FINANCE SERVICES - 0.4%
   2,900   Apollo Investment Corp.           $    43,790
  25,600   Genworth Financial, Inc.
             Class A                             691,200
     700   Greenhill & Co., Inc.                  20,090
   5,400   NewAlliance Bancshares, Inc.           82,620
                                             -----------
                                                 837,700
                                             -----------
   FOOD & AGRICULTURE - 2.9%
   6,900   7-Eleven, Inc.+                       165,255
     400   Alico, Inc.                            23,408
   1,200   American Italian Pasta Co.
             Class A                              27,900
     300   The Andersons, Inc.                     7,650
     600   Atlantic Premium Brands Ltd.+             660
     500   Bridgford Foods Corp.+                  4,500
   6,600   Bunge Ltd.                            376,266
     200   Cagle's, Inc. Class A+                  2,580
   1,802   Chiquita Brands International,
             Inc.                                 39,752
     400   Coca-Cola Bottling Co.
             Consolidated                         22,824
   2,200   Corn Products International, Inc.     117,832
   1,200   Cuisine Solutions, Inc.+                4,200
     500   Dairy Mart Convenience Stores+              -
   8,461   Dean Foods Co.+                       278,790
  13,100   Del Monte Foods Co.+                  144,362
   2,300   Delta & Pine Land Co.                  62,744
   2,700   Eden Bioscience Corp.+                  2,619
     400   Embrex, Inc.+                           5,300
     200   Farmer Bros. Co.                        4,848
     100   Fisher Communications, Inc.+            4,888
   2,675   Flowers Foods, Inc.                    84,476
     900   Fresh Brands, Inc.+                     6,975
   4,500   Fresh Del Monte Produce, Inc.         133,245
   1,100   Gehl Co.+                              25,685
     200   Glacier Water Services, Inc.+           5,398
     600   Golden Enterprises, Inc.                1,656
     400   Green Mountain Coffee
             Roasters, Inc.+                      10,040
   1,000   Griffin Land & Nurseries, Inc.+        25,750
   2,200   Hain Celestial Group, Inc.+            45,474
   1,100   Hansen Natural Corp.+                  40,238
   2,000   Harris & Harris Group, Inc.+           32,760
   4,100   Hines Horticulture, Inc.+              14,227
   7,890   Hormel Foods Corp.                    247,351
      12   Imperial Sugar Co. New Shares             229
   1,800   Ingles Markets, Inc. Class A           22,302
   2,165   Ionatron, Inc.(f)+                     24,335
     500   J&J Snack Foods Corp.                  24,515
   3,319   The JM Smucker Co.                    156,225
     600   John B. Sanfilippo & Son, Inc.+        15,468
  62,980   Kraft Foods, Inc.                   2,242,718
   1,700   Lance, Inc.                            32,351
     900   Lifeway Foods, Inc.+                    8,226
   1,000   M&F Worldwide Corp.+                   13,620
   1,600   MGP Ingredients, Inc.                  13,824
     700   Marsh Supermarkets, Inc.
             Class B                               8,610
     400   Maui Land & Pineapple Co., Inc.+       15,700
     700   Monterey Gourmet Foods, Inc.+           2,366
   1,520   Nash Finch Co.                         57,395
     875   Neogen Corp.+                          19,819
   2,100   NitroMed, Inc.(f)+                     55,965
   1,300   The Pantry, Inc.+                      39,117
     700   Peet's Coffee & Tea, Inc.+             18,529
   8,227   PepsiAmericas, Inc.                   174,741
   3,800   Performance Food Group Co.+           102,258
   4,100   Pilgrim's Pride Corp.                 125,788
   1,200   Provena Foods, Inc.+                    1,080
   1,732   Ralcorp Holdings, Inc.                 72,623
     660   Rocky Mountain Chocolate
             Factory, Inc.                         9,669
   1,150   Sanderson Farms, Inc.                  49,772
   1,900   The Scotts Co. Class A+               139,688
     200   Seneca Foods Corp.+                     3,600
   1,700   Smart & Final, Inc.+                   24,463
   7,100   Smithfield Foods, Inc.+               210,089
     800   Spartan Stores, Inc.+                   5,320
   2,200   Spectrum Organic Products, Inc.+        1,166
     700   Standard Commercial Corp.              13,622
     400   Tasty Baking Co.                        3,236

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                 (continued

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
     200   Tejon Ranch Co.+                  $     8,160
   4,600   Terra Industries, Inc.(f)+             40,848
   2,999   Tootsie Roll Industries, Inc.         103,855
  20,158   Tyson Foods, Inc. Class A             370,907
   3,200   United Natural Foods, Inc.+            99,520
   3,500   Wild Oats Markets, Inc.+               30,835
     800   Willamette Valley Vineyards+            2,376
     500   Zanett, Inc.+                           2,545
     100   Zapata Corp.+                           5,990
                                             -----------
                                               6,343,118
                                             -----------
   GOLD - 0.1%
   5,900   Glamis Gold Ltd.+                     101,244
  13,100   Hanover Gold Co., Inc.+                   917
   2,000   MK Resources Co.+                       4,080
   5,580   Meridian Gold, Inc.+                  105,853
   2,835   Royal Gold, Inc.                       51,710
  12,700   US Gold Corp.+                          5,207
                                             -----------
                                                 269,011
                                             -----------
   INSURANCE - 3.5%
   5,300   21st Century Insurance Group           72,080
   3,500   Alfa Corp.                             53,147
     522   Alleghany Corp.+                      148,901
   3,800   Allmerica Financial Corp.+            124,754
   1,100   American Equity Investment Life
             Holding Co.                          11,847
   4,300   American Financial Group,
             Inc.                                134,633
   1,700   American National Insurance           177,072
   2,800   AmerUs Group Co.                      126,840
     705   Arch Capital Group Ltd.+               27,283
   1,700   Argonaut Group, Inc.+                  35,921
   4,800   Arthur J. Gallagher & Co.             156,000
   7,805   Assurant, Inc.                        238,443
     700   Atlantic American Corp.+                2,170
     850   Baldwin & Lyons, Inc. Class B          22,771
   3,280   Bristol West Holdings, Inc.            65,600
   3,400   Brown & Brown, Inc.                   148,070
  14,829   CNA Financial Corp.+                  396,082
     800   CNA Surety Corp.+                      10,680
   1,100   Clark, Inc.+                           17,072
   1,900   Commerce Group, Inc.                  115,976
   8,100   Conseco, Inc.+                        161,595
   3,000   Crawford & Co. Class B                 22,500
   1,900   Delphi Financial Group Class A         87,685
   1,566   Donegal Group, Inc. Class B            34,843
     500   EMC Insurance Group, Inc.              10,820
   3,500   Erie Indemnity Co. Class A            183,995
     800   FBL Financial Group, Inc. Class A      22,840
     400   FMS Financial Corp.                     8,200
     600   FPIC Insurance Group, Inc.+            21,228
   9,142   Fidelity National Financial, Inc.     417,515
   4,435   First American Corp.                  155,846
     400   First United Corp.                      8,316
   4,800   Fremont General Corp.                 120,864
   2,910   Great American Financial
             Resources, Inc.                      50,547
   3,700   HCC Insurance Holdings, Inc.          122,544
   1,800   Harleysville Group, Inc.               42,966
   1,900   Hilb Rogal & Hobbs Co.                 68,856
   2,400   Horace Mann Educators Corp.            45,792
     720   Independence Holding Co.               13,284
   2,100   Infinity Property & Casualty Corp.     73,920
     400   Kansas City Life Ins. Co.              18,940
   1,200   LandAmerica Financial Group, Inc.      64,716
   1,200   Liberty Corp.                          52,752
     600   Markel Corp.+                         218,400
     400   Meadowbrook Insurance Group,
             Inc.+                                 1,996
     100   Merchants Group, Inc.                   2,400
   2,900   Mercury General Corp.                 173,768
     600   NYMAGIC, Inc.                          15,180
   1,000   National Medical Health Card
             Systems, Inc.+                       23,101
   3,400   Nationwide Financial Services
             Class A                             129,982
     800   Navigators Group, Inc.+                24,088
   3,700   Odyssey Re Holdings Corp.              93,277
   4,600   Ohio Casualty Corp.+                  106,766
  10,650   Old Republic International Corp.      269,445

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   4,195   PMA Capital Corp. Class A+        $    43,418
   3,400   The PMI Group, Inc.                   141,950
   1,000   Penn Treaty American Corp.+             2,090
     750   Penn-America Group, Inc.               11,325
   1,300   Philadelphia Consolidated
             Holding Co.+                         85,982
   5,600   The Phoenix Cos., Inc.                 70,000
     700   Pico Holdings, Inc.+                   14,539
   1,800   Presidential Life Corp.                30,528
   2,300   ProAssurance Corp.+                    89,953
   3,700   Protective Life Corp.                 157,953
     900   RLI Corp.                              37,413
     200   RTW, Inc.+                              1,896
   5,044   Radian Group, Inc.                    268,543
   3,300   Reinsurance Group of America          159,885
     400   SCPIE Holdings, Inc.+                   3,960
   2,300   Selective Insurance Group             101,752
   1,600   Stancorp Financial Group, Inc.        132,000
   1,625   State Auto Financial Corp.             42,006
   1,250   Sterling Financial Corp.               35,838
     900   Stewart Information Services
             Corp.                                37,485
   4,031   Transatlantic Holdings, Inc.          249,237
     900   Triad Guaranty, Inc.+                  54,432
   3,800   UICI                                  128,820
   1,200   USI Holdings Corp.+                    13,884
     300   Unico American Corp.+                   2,820
   1,200   United Fire & Casualty Co.             40,452
   3,800   Unitrin, Inc.                         172,710
   3,200   Universal American Financial
             Corp.+                               49,504
   1,900   Vesta Insurance Group, Inc.+            6,992
   5,085   WR Berkley Corp.                      239,859
   4,500   WellChoice, Inc.+                     240,300
   1,700   Zenith National Insurance Corp.        84,728
                                             -----------
                                               7,706,563
                                             -----------
   INTERNATIONAL OIL - 0.2%
   3,700   ATP Oil & Gas Corp.(f)+                68,746
  11,289   GlobalSantaFe Corp.                   373,779
                                             -----------
                                                 442,525
                                             -----------
   LIQUOR - 0.2%
     600   Boston Beer Co., Inc. Class A+         12,762
   1,875   Central European Distribution
             Corp.+                               55,388
   1,900   The Chalone Wine Group Ltd.+           26,904
   5,440   Constellation Brands, Inc.
             Class A+                            253,014
   1,000   Genesee Corp. Class B                   2,000
   2,300   National Beverage Corp.                19,136
     100   Pyramid Breweries, Inc.                   210
                                             -----------
                                                 369,414
                                             -----------
   MACHINERY - 0.0%
     600   Global Power Equipment Group,
             Inc.+                                 5,904
                                             -----------
   MATERIALS & SERVICES - 0.0%
     200   Anchor Glass Container Corp.            1,344
       3   Polymer Group, Inc. Class B+               56
                                             -----------
                                                   1,400
                                             -----------

   MEDIA - 3.9%
   1,000   Acme Communications, Inc.+              7,010
   1,100   Advanced Marketing Services            11,066
   3,000   Adolor Corp.+                          29,760
     500   America's Car Mart, Inc.+              19,000
   1,400   Banta Corp.                            62,664
     400   Beasley Broadcasting Group, Inc.
             Class A+                              7,012
   6,580   Belo Corp. Class A                    172,659
   2,700   Blockbuster, Inc. Class A              25,758
   8,600   CNET Networks, Inc.+                   96,578
      50   CTN Media Group, Inc.+                      -
  14,700   Cablevision Systems Corp.
             Class A+                            366,030
     600   Cadmus Communications Corp.             7,680
   1,400   Carmike Cinemas, Inc.                  51,100
  17,600   Charter Communications, Inc.
             Class A(f)+                          39,424

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   6,500   Citadel Broadcasting Corp.+       $   105,170
     500   Consolidated Graphics, Inc.+           22,950
      29   Cross Media Marketing Corp.+                -
   6,200   Crown Media Holdings, Inc.
             Class A+                             53,320
   3,365   Cumulus Media, Inc. Class A+           50,744
  85,245   The DIRECTV Group, Inc.+            1,427,001
     100   Daily Journal Corp.+                    3,625
   5,700   Dex Media, Inc.                       142,272
  10,240   EW Scripps Co. Class A                494,387
  14,865   EchoStar Communications Corp.
             Class A                             494,113
   4,300   Emmis Communications Corp.
             Class A+                             82,517
   2,700   Entercom Communications
             Corp.+                               96,903
   3,000   Entravision Communications Corp.
             Class A+                             25,050
  25,550   Fox Entertainment Group, Inc.
             Class A+                            798,693
   4,980   Gartner, Inc. Class A+                 62,051
   2,220   Gaylord Entertainment Co.+             92,197
   1,000   Gray Television, Inc.                  15,500
   4,580   Hollinger International, Inc.
             Class A                              71,814
      80   iBEAM Broadcasting Corp.+                   -
   5,400   Insight Communications Co., Inc.
             Class A+                             50,058
     200   Intraware, Inc.+                          234
   3,900   John Wiley & Sons, Inc. Class A       135,876
   5,500   Journal Communications, Inc.
             Class A                              99,385
   1,300   Journal Register Co.+                  25,129
   2,600   Lee Enterprises, Inc.                 119,808
  10,125   Liberty Media International, Inc.
             Class A+                            468,079
     400   Lifeline Systems, Inc.+                10,304
   2,700   Lin TV Corp. Class A+                  51,570
     100   Lynch Interactive Corp.+                3,200
   2,800   Martha Stewart Living
             Omnimedia Class A(f)+                81,256
   2,900   McClatchy Co. Class A                 208,249
   1,300   Media General, Inc. Class A            84,253
   4,600   Mediacom Communications Corp.
             Class A+                             28,750
  14,254   Metro-Goldwyn-Mayer, Inc.             169,338
   1,400   Network Equipment Technologies,
             Inc.+                                13,748
   2,500   Nexstar Broadcasting Group, Inc.
             Class A+                             23,050
   1,700   Penton Media, Inc.+                       153
     800   Playboy Enterprises, Inc. Class B+      9,832
  15,834   Primedia, Inc.+                        60,169
     600   Pulitzer, Inc.                         38,910
   5,000   Radio One, Inc. Class A+               80,500
   3,300   Raindance Communications,
             Inc.+                                 7,656
   5,200   The Reader's Digest Association,
             Inc. Class A                         72,332
   4,600   Regal Entertainment Group
             Class A                              95,450
   1,900   Regent Communications, Inc.+           10,070
     425   Saga Communications, Inc.
             Class A+                              7,161
   1,000   Salem Communications Corp.
             Class A+                             24,950
   2,610   Scholastic Corp.+                      96,466
   5,200   Sinclair Broadcast Group, Inc.
             Class A                              47,892
   3,030   Source Interlink Cos., Inc.+           40,238
   4,000   Spanish Broadcasting System
             Class A+                             42,240
     800   Thomas Nelson, Inc.                    18,080
   6,865   Tivo, Inc.(f)+                         40,298
  22,800   USTMAN Technologies, Inc.+                182
   1,800   United Capital Corp.+                  40,770
   9,900   Univercell Holdings, Inc.+                 20
   2,600   Valassis Communications, Inc.+         91,026
   2,200   Valuevision Media, Inc.
             Class A+                             30,602
     525   Washington Post Class B               516,086
   6,200   Westwood One, Inc.+                   166,966

64

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
  11,575   XM Satellite Radio Holdings,
             Inc. Class A+                   $   435,452
   2,400   Young Broadcasting,
             Inc. Class A+                        25,344
                                             -----------
                                               8,505,180
                                             -----------
   MISCELLANEOUS - 0.1%
     600   Chemed Corp.                           40,266
   2,300   Coinstar, Inc.+                        61,709
     600   Crane Co.                              17,304
   2,700   Deluxe Corp.                          100,791
     400   Ennis, Inc.                             7,700
   1,400   Gerber Scientific, Inc.+               10,654
     200   Kaiser Ventures LLC Class A+                -
                                             -----------
                                                 238,424
                                             -----------
   MISCELLANEOUS FINANCE - 8.4%
   1,000   1st Source Corp.                       25,510
   1,240   ACE Cash Express, Inc.+                36,778
   4,950   AG Edwards, Inc.                      213,890
     300   ASB Financial Corp.                     6,465
   1,700   Accredited Home Lenders
             Holding Co.+                         84,456
   1,700   Advanta Corp.                          38,454
   1,700   Affiliated Managers Group+            115,158
   1,400   Agree Realty Corp.                     44,366
   5,500   Alliance Capital Management
             Holding LP                          231,000
   1,500   Amcore Financial, Inc.                 48,270
     900   Ameralia, Inc.+                           720
   8,300   American Financial Realty Trust       134,294
   2,344   American Home Mortgage
             Investment Corp.                     80,282
   8,150   AmeriCredit Corp.+                    199,267
  26,780   Ameritrade Holding Corp.+             380,812
     100   Ampal American Israel Class A+            380
   1,600   Anchor Bancorp Wisconsin, Inc.         46,640
   4,500   Astoria Financial Corp.               179,865
     300   Atlantic Realty Trust Inc.              5,052
     400   Atlantis Plastics, Inc.+                7,120
     300   BNP Residential Properties, Inc.        4,830
   3,101   BOK Financial Corp.+                  151,205
   2,100   BP Prudhoe Bay Royalty Trust(f)       101,430
   2,735   Bankunited Financial Corp.
             Class A+                             87,383
     600   Banner Corp.                           18,714
   2,800   Bay View Capital Corp.                 42,868
      75   Berkshire Hathaway, Inc.
             Class A+                          6,592,500
     136   Berkshire Hathaway, Inc.
             Class B+                            399,296
   1,100   Blackrock, Inc.                        84,986
   2,350   CVB Financial Corp.                    62,416
     300   Capital Corp. of the West              14,100
   6,100   CapitalSource, Inc.+                  156,587
     412   Cascade Financial Corp.                 7,651
   1,700   Cash America International, Inc.       50,541
   3,022   Cathay General Bancorp                113,325
   1,100   Cedar Shopping Centers, Inc.           15,730
   2,476   Central Pacific Financial Corp.        89,557
   3,000   Cenveo, Inc.+                           9,300
   1,700   Ceres Group, Inc.+                      8,772
     500   Charter Financial Corp.                21,935
   2,800   CharterMac                             68,432
   2,060   Chicago Mercantile Exchange
             Holdings, Inc.                      471,122
   1,112   Citizens, Inc.+(f)                      7,082
     572   Coastal Financial Corp.                10,891
   4,122   Commercial Capital Bancorp, Inc.       95,548
   2,500   Commercial Federal Corp.               74,275
   1,900   CompuCredit Corp.+                     51,946
   2,000   Corrections Corp. of America+          80,900
   1,600   Cotton States Life Insurance Co.       32,352
   1,156   Cross Timbers Royalty Trust            46,101
     700   Danielson Holdings Corp.+               5,915
   3,700   Dime Community Bancshares              66,267
   1,200   Downey Financial Corp.                 68,400
     629   ESB Financial Corp.                     9,089
     300   Eastern Virginia Bankshares, Inc.       7,752
   3,900   Eaton Vance Corp.                     203,385
   1,300   Encore Capital Group, Inc.+            30,914

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   2,500   ePlus, Inc.+                      $    29,525
   3,300   eSpeed, Inc. Class A+                  40,821
     900   The FINOVA Group, Inc.+                   144
   4,000   Falcon Financial Investment Trust      28,000
     900   Fidelity Bankshares, Inc.              38,484
   1,100   Financial Federal Corp.                43,120
     600   Financial Industries Corp.+             4,800
   2,400   First Albany Companies, Inc.           23,280
   1,000   First Community Bancorp, Inc.          42,700
     400   First Defiance Financial Corp.         11,388
     800   First Financial Corp.                  28,024
   1,400   First Financial Holdings, Inc.         45,836
     500   First Indiana Corp.                    11,255
     615   First Place Financial Corp.            13,770
   6,356   First Union Real Estate Equity &
             Mortgage Investments+                23,962
     800   FirstFed Financial Corp.+              41,496
   3,700   Flagstar Bancorp, Inc.                 83,620
     750   Flushing Financial Corp.               15,045
   8,310   Friedman Billings Ramsey Group,
             Inc. Class A                        161,131
     400   Gabelli Asset Management, Inc.
             Class A                              19,408
   1,555   Giant Industries, Inc.+                41,223
     537   Glacier Bancorp, Inc.                  18,279
     710   Greater Delaware Valley Savings
             Bank                                 27,690
     900   HMN Financial, Inc.                    28,890
     400   Heritage Financial Corp.                8,848
   1,500   Hudson River Bancorp                   29,685
   3,400   Hugoton Royalty Trust                  89,080
     300   Humphrey Hospitality Trust              1,167
     800   IBERIABANK Corp.                       53,088
     200   ITLA Capital Corp.+                    11,758
   4,468   Independence Community Bank
             Corp.                               190,247
     242   Independence Federal Savings
             Bank+                                 2,626
   1,142   Independent Bank Corp.                 34,066
   4,000   IndyMac Bancorp, Inc.                 137,800
     800   InnSuites Hospitality Trust             1,104
  16,200   Instinet Group, Inc.+                  97,686
   2,665   International Bancshares Corp.        104,948
   3,000   Investment Technology Group,
             Inc.+                                60,000
   4,300   Investors Financial Services Corp.    214,914
   1,400   iPayment, Inc.+                        69,328
   3,300   Jefferies Group, Inc. New Shares      132,924
   1,700   KFX, Inc.+                             24,684
   1,790   KNBT Bancorp, Inc.                     30,251
   6,900   Knight Trading Group, Inc.
             Class A+                             75,555
   8,600   La Quinta Corp.+                       78,174
   1,800   LabOne, Inc.+                          57,672
   3,300   LaBranche & Co., Inc.+                 29,568
   1,707   Ladenburg Thalmann Financial
             Services, Inc.+                         990
   6,112   Legg Mason, Inc.                      447,765
   3,893   Leucadia National Corp.               270,486
   6,000   Liberty Self-Stor, Inc.+                2,940
   1,000   Lincoln Bancorp                        19,289
   1,000   Lipid Sciences, Inc.+                   3,660
   2,780   MAF Bancorp, Inc.                     124,600
   1,450   MB Financial, Inc.                     61,118
   3,795   MCG Capital Corp.                      65,008
     300   Maxus Realty Trust, Inc.                4,173
     600   McGrath Rentcorp                       26,166
   4,000   Medallion Financial Corp.              38,800
   3,500   Metris Cos., Inc.+                     44,625
     500   MicroFinancial, Inc.+                   1,875
     105   Mid Penn Bancorp, Inc.                  2,898
     300   The Midland Co.                         9,381
     400   Monmouth Capital Corp.                  2,560
   2,200   Monmouth Real Estate
             Investment Corporation Class A       18,942
     400   NASB Financial, Inc.                   15,732
   1,490   Nastech Pharmaceutical Co,
             Inc.(f)+                             18,014
   2,000   National Financial Partners Corp.      77,600
     120   National Security Group, Inc.           2,700
     200   National Western Life Insurance
             Co. Class A+                         33,322

66

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                 of INVESTMENTS
                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   2,400   Nelnet, Inc. Class A+             $    64,632
  15,464   New York Community Bancorp,
             Inc.                                318,094
     400   North American Scientific, Inc.+        2,156
   1,800   Northwest Bancorp, Inc.                45,162
   5,800   Nuveen Investments, Inc. Class A      228,926
     300   Oak Hill Financial, Inc.               11,637
   2,400   Ocwen Financial Corp.+                 22,944
     200   One Liberty Properties, Inc.            4,144
     300   Onyx Acceptance Corp.                   8,388
     600   PAB Bankshares, Inc.                    7,866
   2,125   PMC Commercial Trust                   32,236
     292   PVF Capital Corp.                       4,030
   2,710   Pacific Capital Bancorp                92,113
   2,308   Partners Trust Financial Group,
             Inc.                                 26,890
     450   Peoples Holding Co.                    14,895
     645   Piper Jaffray Cos.+                    30,928
   1,800   Portfolio Recovery Associates,
             Inc.+                                74,196
   1,300   Prime Group Realty Trust+               8,359
   1,800   R-G Financial Corp. Class B            69,984
   3,400   Raymond James Financial, Inc.         105,332
   1,000   Resource America, Inc. Class A         32,500
     300   Roberts Realty Investors, Inc.          2,421
   6,760   SEI Investments Co.                   283,447
   1,210   SWS Group, Inc.                        26,523
     900   Sanders Morris Harris Group, Inc.      16,029
   1,903   Santander BanCorp                      57,394
     200   Security Bank Corp.                     8,000
   3,300   Siebert Financial Corp.+               12,705
   2,700   Sound Federal Bancorp, Inc.            43,875
   3,000   Sports Resorts International, Inc.+     7,980
   2,059   Sterling Financial Corp.               80,836
   1,032   Student Loan Corp.                    189,888
     100   TF Financial Corp.                      3,200
     453   Tarragon Corp.+                         8,086
   1,500   Transnational Financial Network,
             Inc.+                                   780
   1,100   United Community Banks, Inc.           29,623
   1,000   United PanAm Financial Corp.+          19,060
  21,132   UnitedGlobalCom, Inc. Class A+        204,135
     500   Universal Health Realty Income
             Trust                                16,065
     100   Value Line, Inc.                        3,924
   7,568   W Holding Co., Inc.                   173,619
   2,560   WFS Financial, Inc.+                  129,997
   1,500   WP Carey & Co. LLC                     52,740
     200   WVS Financial Corp.                     3,350
   3,500   Waddell & Reed Financial, Inc.
             Class A                              83,615
   4,692   Washington Federal, Inc.              124,526
     151   Wayne Savings Bancshares, Inc.          2,416
   2,525   Waypoint Financial Corp.               71,584
   3,000   Webster Financial Corp.               151,920
     900   Wellsford Real Properties, Inc.+       12,978
     402   Wesco Financial Corp.                 157,986
     100   White Mountains Insurance
             Group Inc.                           64,600
     200   Willis Lease Finance Corp.+             1,560
   2,300   Willow Grove Bancorp, Inc.             43,585
   2,300   World Acceptance Corp.+                63,273
     800   Wyndham International, Inc.
             Class A+                                952
                                             -----------
                                              18,250,068
                                             -----------
   MOTOR VEHICLES - 1.2%
   1,800   AO Smith Corp.                         53,892
     800   ASV, Inc.+                             38,320
   5,690   Adesa, Inc.                           120,742
     305   Aftermarket Technology Corp.+           4,910
   3,300   American Axle &
             Manufacturing Holdings, Inc.        101,178
   1,700   Arctic Cat, Inc.                       45,084
   3,800   ArvinMeritor, Inc.                     85,006
   3,000   BorgWarner, Inc.                      162,510
   1,600   CSK Auto Corp.+                        26,784
     700   Coachmen Industries, Inc.              12,152
   6,800   Collins & Aikman Corp.+                29,648
   4,900   Donaldson Co., Inc.                   159,642
   3,300   Dura Automotive Systems, Inc.
             Class A+                             35,739

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                 of INVESTMENTS
                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   3,300   Federal-Mogul Corp.+              $     1,155
   3,190   Fleetwood Enterprises, Inc.+           42,937
   5,145   Gentex Corp.                          190,468
   1,000   Group 1 Automotive, Inc.+              31,500
   1,300   IMPCO Technologies, Inc.+               9,815
     600   Keystone Automotive Industries,
             Inc.+                                13,950
     200   The Lamson & Sessions Co.+              1,820
   3,645   Lear Corp.                            222,381
     700   Lithia Motors, Inc. Class A            18,774
     800   MarineMax, Inc.+                       23,808
     900   Midas, Inc.+                           18,000
   1,900   Modine Manufacturing Co.               64,163
   1,800   Monaco Coach Corp.                     37,026
     850   Monro Muffler, Inc.+                   21,505
   2,020   Myers Industries, Inc.                 25,856
   1,300   Noble International Ltd.               26,507
   2,100   Oshkosh Truck Corp.                   143,598
   2,700   Polaris Industries, Inc.              183,654
   1,700   Sonic Automotive, Inc.                 42,160
   2,700   Spartan Motors, Inc.                   32,211
   1,200   Standard Motor Products, Inc.          18,960
     945   Starcraft Corp.+                       13,117
     900   Stoneridge, Inc.+                      13,617
   1,510   Superior Industries
             International                        43,866
   5,000   TRW Automotive Holdings Corp.+        103,500
   3,685   Thor Industries, Inc.                 136,529
   2,700   Titan International, Inc.              40,770
   7,000   Tower Automotive, Inc.(f)+             16,730
   2,000   United Auto Group, Inc.                59,180
   2,840   United Defense Industries, Inc.+      134,190
   1,800   Winnebago Industries                   70,308
                                             -----------
                                               2,677,662
                                             -----------
   NON-DURABLES - 2.0%
   8,400   Acclaim Entertainment, Inc.+               36
   1,100   Action Performance Cos., Inc.          12,089
   7,825   Activision, Inc.+                     157,908
   3,800   American Greetings Class A             96,330
   5,665   Applebees International, Inc.         149,839
   1,100   BJ's Restaurants, Inc.+                15,400
     430   Benihana, Inc. Class A+                 6,987
   2,000   Bob Evans Farms, Inc.                  52,280
     210   Bowl America, Inc. Class A              2,961
   3,700   Boyds Collection Ltd.+                 16,280
   4,900   Brinker International, Inc.+          171,843
   2,600   Buca, Inc.+                            18,096
     500   CBRL Group, Inc.                       20,925
   2,250   CEC Entertainment, Inc.+               89,932
   2,300   CKE Restaurants, Inc.+                 33,373
   1,100   Cabela's, Inc. Class A+                25,014
   2,200   California Pizza Kitchen, Inc.+        50,600
   2,400   Centillium Communications, Inc.+        5,832
   1,700   Championship Auto Racing
             Teams, Inc.+                            238
   2,800   Champps Entertainment, Inc.+           24,136
   2,700   Checkers Drive-In Restaurant+          36,180
   4,417   The Cheesecake Factory+               143,420
     200   Churchill Downs, Inc.                   8,940
     700   Dave & Buster's, Inc.+                 14,140
   2,700   Denny's Corp.+                         12,096
     500   Department 56+                          8,325
   7,200   Dover Motorsports, Inc.                41,256
   1,200   Drew Industries, Inc.+                 43,404
   1,200   EMAK Worldwide, Inc.+                  12,000
   1,600   Electronics Boutique Holdings
             Corp.+                               68,704
   1,500   Handleman Co.                          32,220
     410   Hanover Direct, Inc.+                       4
   1,412   Hibbett Sporting Goods, Inc.+          37,573
   4,300   Hollywood Media Corp.+                 20,855
     800   Ihop Corp.                             33,512
   3,000   International Speedway Corp.
             Class A                             158,400
   3,100   Isle of Capri Casinos, Inc.+           79,515
   2,200   Jack in the Box, Inc.+                 81,114
   2,513   Jakks Pacific, Inc.+                   55,562
     300   Kreisler Manufacturing Corp.+           1,515
   4,400   Krispy Kreme Doughnuts,
             Inc.(f)+                             55,440
   2,000   Lancaster Colony Corp.                 85,740

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   1,700   Landry's Restaurants, Inc.        $    49,402
     300   Lazare Kaplan International,
             Inc.+                                 2,853
   1,800   Leapfrog Enterprises, Inc.+            24,480
   1,100   Lodgenet Entertainment Corp.+          19,459
   2,200   Lone Star Steakhouse & Saloon          61,600
   1,100   Luby's, Inc.+                           8,250
   5,700   Marvel Enterprises, Inc.+             116,736
   4,900   Midway Games, Inc.+                    51,450
   1,600   Morgan's Foods, Inc.+                   1,328
   1,400   Movado Group, Inc.                     26,110
   2,505   O'Charleys, Inc.+                      48,973
     300   Ohio Art Co.                            2,025
   4,300   Outback Steakhouse, Inc.              196,854
   1,995   PF Chang's China Bistro, Inc.+        112,418
   2,300   Panera Bread Co. Class A(f)+           92,736
   1,900   Papa John's International, Inc.+       65,436
     900   Peco II, Inc.+                          1,035
   3,200   Penn National Gaming, Inc.+           193,760
   1,670   RC2 Corp.+                             54,442
   2,900   Rare Hospitality International,
             Inc.+                                92,394
     800   Red Robin Gourmet Burgers,
            Inc.+                                 42,776
   2,500   Regis Corp.                           115,375
   3,000   Ruby Tuesday, Inc.                     78,240
   1,300   Russ Berrie & Co., Inc.                29,692
   2,600   Ryan's Restaurant Group, Inc.+         40,092
   3,400   Samsonite Corp.(f)+                     2,890
  20,300   Service Corp. International+          151,235
     400   Servotronics, Inc.+                     1,940
   4,625   Sonic Corp.+                          141,063
   2,500   Sotheby's Holdings Class A+            45,400
     800   The Steak N Shake Co.+                 16,064
     510   Steinway Musical Instruments+          14,759
   5,000   Stewart Enterprises, Inc. Class A+     34,950
   2,900   THQ, Inc.+                             66,526
     800   Take-Two Interactive Software,
             Inc.+                                27,832
   6,800   Tam Restaurants, Inc.+                    204
   2,400   The Topps Co., Inc.                    23,400
   3,300   Traffix, Inc.                          20,955
   2,400   Trans World Entertainment+             29,928
   3,700   Triarc Cos.                            45,362
   4,655   Tupperware Corp.                       96,452
   2,300   World Wrestling Entertainment,
             Inc.                                 27,899
   3,090   Youbet.com, Inc.+                      15,635
                                             -----------
                                               4,270,424
                                             -----------
   NON-FERROUS METALS - 0.5%
     800   AM Castle & Co.+                        9,552
   2,837   Aleris International, Inc.+            48,002
     800   Brush Engineered Materials, Inc.+      14,800
   2,300   Century Aluminum Co.+                  60,398
     500   Cleveland-Cliffs, Inc.                 51,930
  17,500   Coeur d'Alene Mines Corp.+             68,775
   1,700   Commercial Metals Co.                  85,952
   1,327   Encore Wire Corp.+                     17,689
  10,500   Hecla Mining Co.+                      61,215
  10,800   Kaiser Aluminum Corp.+                  1,004
   1,300   Minerals Technologies, Inc.            86,710
   2,600   Mueller Industries, Inc.               83,720
     900   RTI International Metals, Inc.+        18,486
   1,300   Reliance Steel & Aluminum Co.          50,648
   4,200   Southern Peru Copper Corp.            198,282
   4,784   Stillwater Mining Co.+                 53,868
   1,150   Titanium Metals Corp.+                 27,761
     900   Wolverine Tube, Inc.+                  11,619
   2,500   Worthington Industries                 48,950
                                             -----------
                                                 999,361
                                             -----------
   OPTICAL PHOTO & EQUIPMENT - 0.2%
     700   August Technology Corp.+                7,371
   1,100   BMC Industries, Inc.+                       1
   2,100   CPI Corp.                              28,539
   1,100   Cyberoptics Corp.+                     16,357
   1,900   Imation Corp.                          60,477
   9,430   Ingram Micro, Inc. Class A+           196,144
   2,095   LaserCard Corp.(f)+                    21,977
   7,200   Lexar Media, Inc.(f)+                  56,448

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
     200   Meade Instruments Corp.+          $       686
     300   Panavision, Inc.+                       1,875
   3,100   Photronics, Inc.+                      51,150
     100   StockerYale, Inc.+                        131
   1,600   Zomax, Inc.+                            6,576
     700   Zygo Corp.+                             8,253
                                             -----------
                                                 455,985
                                             -----------
   OTHER ENERGY - 0.0%
   2,200   Todco Class A+                         40,524
                                             -----------
   PAPER & FOREST PRODUCTS - 0.5%
     200   Badger Paper Mills, Inc.+                 850
   3,800   Bowater, Inc.                         167,086
     200   Buckeye Technologies, Inc.+             2,602
     700   CSS Industries, Inc.                   22,232
   1,700   Caraustar Industries, Inc.+            28,594
     600   Chesapeake Corp.                       16,296
     700   Deltic Timber Corp.                    29,715
     100   Earthshell Corp.+                         240
   2,400   Glatfelter                             36,672
     480   Kadant, Inc.+                           9,840
   2,900   Longview Fibre Co.                     52,606
   5,100   Packaging Corp. of America            120,105
     900   Pope & Talbot, Inc.                    15,399
   2,100   Potlatch Corp.                        106,218
   2,914   Rayonier, Inc.                        142,524
     900   Rock-Tenn Co. Class A                  13,644
  15,380   Smurfit-Stone Container Corp.+        287,298
   1,400   Universal Forest Products, Inc.        60,760
   3,100   Wausau-Mosinee Paper Corp.             55,366
                                             -----------
                                               1,168,047
                                             -----------
   PRODUCER GOODS - 3.3%
   5,023   AGCO Corp.+                           109,953
     500   Aaon, Inc.+                             8,035
   1,800   Actuant Corp. Class A+                 93,870
   4,500   Aeroflex, Inc.+                        54,540
     600   Alamo Group, Inc.                      16,296
   1,700   Albany International Corp.
             Class A                              59,772
     115   Allied Motion Technologies, Inc.+         819
     100   American Vanguard Corp.                 3,678
   4,500   Ametek, Inc.                          160,515
   1,800   Applied Industrial Technologies,
             Inc.                                 49,320
   1,800   Aptargroup, Inc.                       95,004
     200   Arotech Corp.+                            324
   1,100   Astec Industries, Inc.+                18,931
   4,200   BE Aerospace, Inc.+                    48,888
   1,300   Baldor Electric Co.                    35,789
   2,100   Barnes Group, Inc.                     55,671
     300   Blount International, Inc.+             5,226
   2,600   Blyth, Inc.                            76,856
   3,400   Briggs & Stratton Corp.               141,372
     600   CIRCOR International, Inc.             13,896
   1,500   CUNO, Inc.+                            89,100
     600   Cantel Medical Corp.+                  22,452
   4,100   Capstone Turbine Corp.+                 7,503
     200   Catalyst Semiconductor, Inc.+           1,100
     100   Chicago Rivet & Machine Co.             2,700
   1,500   Clarcor, Inc.                          82,155
   3,485   Cognex Corp.                           97,232
   3,100   Columbus McKinnon Corp.+               26,877
   1,900   Comfort Systems USA, Inc.+             14,592
   1,800   Concord Camera Corp.+                   4,122
   1,900   Cryo-Cell International, Inc.+          8,075
     600   Culp, Inc.+                             4,068
   1,000   Curtiss-Wright Corp.                   57,410
   2,100   DiamondCluster International,
             Inc. Class A+                        30,093
   7,600   Distributed Energy Systems
             Corp.+                               19,000
     400   Duraswitch Industries, Inc.+              920
     800   Duratek, Inc.+                         19,928
     200   The Eastern Co.                         4,000
   1,900   FMC Corp.+                             91,770
   1,600   The Fairchild Corp.+                    5,904
   4,745   Fastenal Co.                          292,102
   4,220   Fedders Corp.                          15,276

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   4,000   Federal Signal Corp.              $    70,640
   2,500   Flowserve Corp.+                       68,850
     240   Foster Wheeler Ltd.(f)+                 3,792
     700   Franklin Electric Co., Inc.            29,582
   1,200   Gardner Denver, Inc.+                  43,548
     125   The Gorman-Rupp Co.                     2,875
   4,687   Graco, Inc.                           175,059
   5,800   GrafTech International Ltd.+           54,868
     700   HI Shear Technology Corp.+              4,151
   3,300   HNI Corp.                             142,065
     200   Hardinge, Inc.                          2,700
   2,400   Harsco Corp.                          133,776
     800   Hayes Lemmerz International,
             Inc.+                                 7,064
   2,600   Helix Technology Corp.                 45,214
   4,690   Herman Miller, Inc.                   129,585
   1,700   Hexcel Corp.+                          24,650
   3,000   Hubbell, Inc. Class B                 156,900
   3,800   Hughes Supply, Inc.                   122,930
   2,950   IDEX Corp.                            119,475
     100   Ibis Technology Corp.+                    370
   1,400   Ionics, Inc.+                          60,676
   2,600   JLG Industries, Inc.                   51,038
   4,500   Jacuzzi Brands, Inc.+                  39,150
   1,650   Jarden Corp.+                          71,676
     100   Juno Lighting, Inc.                     4,149
   2,500   Kaydon Corp.                           82,550
   2,000   Kennametal, Inc.                       99,540
   2,190   Kos Pharmaceuticals, Inc.+             82,432
     600   LB Foster Co. Class A+                  5,706
     700   Ladish Co., Inc.+                       8,043
   3,200   Lennox International, Inc.             65,120
     782   Libbey, Inc.                           17,368
   2,295   Lincoln Electric Holdings, Inc.        79,269
     700   Lindsay Manufacturing Co.              18,116
   1,700   Lone Star Technologies+                56,882
   4,100   MSC Industrial Direct Co. Class A     147,518
   1,700   Magnetek, Inc.+                        11,730
   1,600   Manitowoc Co.                          60,240
     900   Material Sciences Corp.+               16,191
   1,200   Matthews International Corp.
             Class A                              44,160
   2,500   Maverick Tube Corp.+                   75,750
   2,300   Merix Corp.+                           26,496
   5,060   Micrel, Inc.+                          55,761
     900   Middleby Corp.                         45,648
   4,356   Milacron, Inc.+                        14,767
     900   Modtech Holdings, Inc.+                 7,083
   1,550   Moog, Inc. Class A+                    70,292
     300   NACCO Industries, Inc. Class A         31,620
     800   NATCO Group, Inc. Class A+              7,040
   1,000   NN, Inc.                               13,210
   1,900   Nordson Corp.                          76,133
   1,500   Oceaneering International, Inc.+       55,980
     100   Paul Mueller Co.                        3,011
   5,850   Pentair, Inc.                         254,826
   6,407   Plug Power, Inc.+                      39,147
   1,600   Possis Medical, Inc.+                  21,568
   3,525   Precision Castparts Corp.             231,522
   3,140   Presstek, Inc.+                        30,395
   2,600   Raytech Corp.+                          4,784
   2,505   Regal-Beloit Corp.                     71,643
     800   Research Frontiers, Inc.+               5,104
     900   Robbins & Myers, Inc.                  21,447
     926   Ronson Corp.                            1,759
   2,300   Roper Industries, Inc.                139,771
     470   SI International, Inc.+                14,457
   4,448   SPX Corp.                             178,187
   7,200   Safeguard Scientifics, Inc.+           15,264
   1,500   Sauer-Danfoss, Inc.                    32,715
     500   Schuff International, Inc.+             2,200
     500   Selas Corp. of America+                 1,030
     500   Sequa Corp. Class A+                   30,575
   3,000   The Shaw Group, Inc.+                  53,550
   1,300   Sonic Solutions, Inc.+                 29,172
     200   Spectrum Control, Inc.+                 1,452
     700   Standex International Corp.            19,943
   3,300   Steelcase, Inc. Class A                45,672
   3,000   Stewart & Stevenson Services           60,690
   1,700   Sun Hydraulics, Inc.                   27,149

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
     600   SystemOne Technologies, Inc.+     $        72
   1,365   TRM Corp.+                             32,269
   1,500   Technology Research Corp.              10,394
   1,600   Tecumseh Products Co. Class A          76,480
   2,200   Teleflex, Inc.                        114,268
     500   Tennant Co.                            19,825
   2,500   Tenneco Automotive, Inc.+              43,100
   2,404   Terex Corp.+                          114,551
   2,500   ThermoGenesis Corp.+                   15,775
   5,500   Timken Co.                            143,110
   3,200   Trinity Industries, Inc.              109,056
     800   Triumph Group, Inc.+                   31,600
     100   Twin Disc, Inc.                         2,555
   7,440   Valhi, Inc.                           119,710
   1,100   Valmont Industries, Inc.               27,621
     500   Watsco, Inc.                           17,610
   1,900   Watts Water Technologies, Inc.
             Class A                              61,256
     500   Woodhead Industries, Inc.               8,015
     600   Woodward Governor Co.                  42,966
   1,000   X-Rite, Inc.                           16,010
   2,200   York International Corp.               75,988
                                             -----------
                                               7,203,826
                                             -----------
   RAILROADS & SHIPPING - 0.4%
   2,700   Alexander & Baldwin, Inc.             114,534
   4,600   Diamondhead Casino Corp.+               2,622
   1,800   Florida East Coast Industries          81,180
   2,700   GATX Corp.                             79,812
   1,600   General Maritime Corp.+                63,920
   2,200   Genesee & Wyoming, Inc.
             Class A+                             61,886
     700   Greenbrier Cos., Inc.                  23,695
     300   International Shipholding
             Corp.+                                4,470
   3,700   Kansas City Southern+                  65,601
   1,100   Martin Midstream Partners LP           32,923
   5,300   OMI Corp. New Shares                   89,305
   2,200   Overseas Shipholding Group            121,440
   1,900   RailAmerica, Inc.+                     24,795
   1,800   SCS Transportation, Inc.+              42,066
     100   Seabulk International, Inc.+            1,211
   2,100   Westinghouse Air Brake
           Technologies Corp.+                    44,772
                                             -----------
                                                 854,232
                                             -----------

   REAL PROPERTY - 6.8%
   4,800   AMB Property Corp.                    193,872
   1,250   AMLI Residential Properties Trust      40,000
   3,500   Acadia Realty Trust                    57,050
   2,000   Affordable Residential
             Communities                          28,700
     200   Alexander's, Inc.+                     43,000
   1,100   Alexandria Real Estate Equities,
             Inc.                                 81,862
     400   American Land Lease, Inc.               9,016
   1,800   American Real Estate Partners LP+      51,480
     500   American Realty Investors, Inc.+        4,850
   3,200   Annaly Mortgage Management, Inc.       62,784
   3,000   Anthracite Capital, Inc.               37,080
   2,700   Anworth Mortgage Asset Corp.           28,917
  11,925   Archstone-Smith Trust                 456,728
   4,050   Arden Realty, Inc.                    152,766
   1,200   Ashford Hospitality Trust, Inc.        13,044
   4,400   Associated Estates Realty Corp.        44,968
   3,445   AvalonBay Communities, Inc.           259,409
     600   Avatar Holdings, Inc.+                 28,860
   3,135   BRE Properties                        126,372
     300   BRT Realty Trust                        7,302
   1,000   Bedford Property Investors             28,410
     400   Big 5 Sporting Goods Corp.             11,656
   6,520   Boston Properties, Inc.               421,648
   4,500   Boykin Lodging Co.+                    41,220
   2,720   Brandywine Realty Trust                79,941
   3,000   CB Richard Ellis Group, Inc.+         100,650

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   2,200   CBL & Associates Properties,
             Inc.                            $   167,970
   1,600   CRT Properties, Inc.                   38,176
     400   California Coastal Communities,
             Inc.+                                 9,600
   3,000   Camden Property Trust                 153,000
   3,000   Capital Automotive REIT               106,575
   5,800   Capital Title Group, Inc.              32,248
   2,500   Capstead Mortgage Corp.                26,350
   4,000   CarrAmerica Realty Corp.              132,000
   6,378   Catellus Development Corp.            195,167
   2,900   Centerpoint Properties Trust          138,881
   1,600   Colonial Properties Trust              62,832
   2,191   Commercial Net Lease Realty            45,135
   6,200   Cornerstone Realty Income Trust,
             Inc.                                 61,876
   1,100   Corporate Office Properties Trust      32,285
     700   Correctional Properties Trust          20,216
   2,300   Cousins Properties, Inc.               69,621
   7,600   Crescent Real Estate EQT Co.          138,776
   5,383   Developers Diversified Realty
             Corp.                               238,844
   8,875   Duke Realty Corp.                     302,993
   1,200   Eastgroup Properties                   45,984
   1,800   Entertainment Properties Trust         80,190
   5,300   Equity Inns, Inc.                      62,222
   1,600   Equity Lifestyle Properties, Inc.      57,200
   2,955   Equity One, Inc.                       70,122
   1,400   Essex Property Trust, Inc.            117,320
   3,240   Federal Realty Investment
             Trust                               167,346
   3,500   FelCor Lodging Trust, Inc.+            51,275
   1,127   First Acceptance Corp.+                10,098
   3,000   First Industrial Realty Trust, Inc.   122,190
   2,600   Forest City Enterprises, Inc.
             Class A                             149,630
   1,685   Gables Residential Trust               60,306
  14,630   General Growth Properties, Inc.       529,021
     900   Getty Realty Corp.                     25,857
   1,100   Glenborough Realty Trust, Inc.         23,408
   1,900   Global Signal, Inc.                    52,326
   2,700   Glimcher Realty Trust                  74,817
   3,600   Government Properties Trust, Inc.      35,496
     322   Grubb & Ellis Co.+                      1,481
  11,000   HRPT Properties Trust                 141,130
   8,200   Health Care Property Investors,
             Inc.                                227,058
   3,400   Health Care REIT, Inc.                129,710
   2,600   Healthcare Realty Trust, Inc.         105,820
     100   Heartland Partners LP Class A+            406
   2,000   Heritage Property Investment
             Trust                                64,180
   2,100   Highland Hospitality Corp.             23,604
   3,950   Highwoods Properties, Inc.            109,415
   2,000   Home Properties, Inc.                  86,000
   7,100   Homestore, Inc.+                       21,513
   3,805   Hospitality Properties Trust          175,030
  18,100   Host Marriott Corp.                   313,130
   3,800   IMPAC Mortgage Holdings, Inc.          86,146
     400   Inland Real Estate Corp.                6,380
   4,700   Innkeepers USA Trust                   66,740
   2,400   Investors Real Estate Trust            25,176
   6,700   iStar Financial, Inc.                 303,242
   1,900   Jones Lang LaSalle, Inc.+              71,079
   1,400   Kilroy Realty Corp.                    59,850
   6,950   Kimco Realty Corp.                    403,031
   1,400   Kramont Realty Trust                   32,760
   1,245   LNR Property Corp.                     78,323
     900   LTC Properties, Inc.                   17,919
   1,700   LaSalle Hotel Properties               54,111
   1,700   Lexington Corporate Properties
             Trust                                38,386
   2,960   Liberty Property Trust                127,872
   1,970   Luminent Mortgage Capital, Inc.        23,443
   4,500   MFA Mortgage Investments, Inc.         39,690
   3,100   The Macerich Co.                      194,680
   3,500   Mack-Cali Realty Corp.                161,105
   1,600   Maguire Properties, Inc.               43,936
   4,700   Meristar Hospitality Corp.+            39,245
   1,200   Mid-America Apartment
             Communities, Inc.                    49,464
   3,300   The Mills Corp.                       210,408

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   1,600   National Health Investors, Inc.   $    46,688
     600   National Health Realty, Inc.           12,006
   4,000   Nationwide Health Properties, Inc.     95,000
   2,545   New Century Financial Corp.           162,651
   5,800   New Plan Excel Realty Trust           157,064
   2,605   Newcastle Investment Corp.             82,787
   1,400   Novastar Financial, Inc.               69,300
   2,800   Omega Healthcare Investors, Inc.       33,040
     900   Orleans Homebuilders, Inc.+            17,865
     700   PS Business Parks, Inc.                31,570
   2,809   Pan Pacific Retail Properties, Inc.   176,124
   1,200   Parkway Properties, Inc.               60,900
   2,299   Pennsylvania Real Estate
             Investment Trust                     98,397
   2,400   Post Properties, Inc.                  83,760
   2,600   Prentiss Properties Trust              99,320
   8,005   Public Storage, Inc.                  446,279
   1,500   RAIT Investment Trust                  41,955
   1,900   Ramco-Gershenson Properties            61,275
   1,000   Reading International, Inc.
             Class A+                              8,360
   1,900   Realty Income Corp.                    96,102
   4,970   Reckson Associates Realty Corp.       163,066
   1,500   Redwood Trust, Inc.                    93,135
   3,700   Regency Centers Corp.                 204,980
   2,400   SL Green Realty Corp.                 145,320
     200   Santa Fe Financial Corp.+               2,292
     500   Saul Centers, Inc.                     19,125
   3,200   Senior Housing Properties Trust        60,608
   2,900   Shurgard Storage Centers, Inc.        127,629
     764   Simon Property Group, Inc.             49,408
     800   Sizeler Property Investors              9,424
   1,500   Sovran Self Storage, Inc.              63,210
   4,700   The St.Joe Co.                        301,740
     200   Stratus Properties, Inc.+               3,150
   1,500   Summit Properties, Inc.                48,840
   1,000   Sun Communities, Inc.                  40,250
   1,795   Sunset Financial Resources, Inc.       18,686
   2,800   Tanger Factory Outlet Centers,
             Inc.                                 74,088
   3,000   Taubman Centers, Inc.                  89,850
   4,855   Thornburg Mortgage, Inc.              140,601
   1,000   The Town & Country Trust               27,630
  15,100   Trammell Crow Co.+                    273,461
     100   Transcontinental Realty
             Investors, Inc.+                      1,425
   7,900   Trizec Properties, Inc.               149,468
   2,900   US Restaurant Properties, Inc.         52,374
   7,465   United Dominion Realty Trust,
             Inc.                                185,132
   1,300   Urstadt Biddle Properties, Inc.        20,995
   5,200   Ventas, Inc.                          142,532
   7,305   Vornado Realty Trust                  556,130
   1,800   Washington Real Estate
             Investment Trust                     60,966
   5,375   Weingarten Realty Investors           215,538
   1,300   Winston Hotels, Inc.                   15,353
                                             -----------
                                              14,887,250
                                             -----------

   RETAIL - 4.2%
   1,770   1-800-FLOWERS.COM, Inc.
             Class A+                             14,886
   2,866   99 Cents Only Stores+                  46,314
   1,100   AC Moore Arts & Crafts, Inc.+          31,691
   2,175   Aaron Rents, Inc.                      54,375
   5,500   Abercrombie & Fitch Co. Class A       258,225
     600   Able Energy, Inc.+                      1,680
   4,000   Advance Auto Parts+                   174,720
   2,500   Alloy, Inc.+                           20,175
  25,040   Amazon.com, Inc.(f)+                1,109,022
   2,605   American Eagle Outfitters             122,695
   1,775   AnnTaylor Stores Corp.+                38,216
     200   Arden Group, Inc. Class A              20,095
     400   Asbury Automotive Group, Inc.+          5,512
   4,800   BJ's Wholesale Club, Inc.+            139,824
   3,500   Barnes & Noble, Inc.+                 112,945
     500   Blue Nile, Inc.(f)+                    13,810
   2,100   The Bombay Co., Inc.+                  11,613
   2,000   The Bon-Ton Stores, Inc.               31,500
   4,500   Borders Group, Inc.                   114,300
   1,999   Brightpoint, Inc.+                     39,060

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   1,375   Brookstone, Inc.+                 $    26,881
   2,500   Burlington Coat Factory
             Warehouse Corp.                      56,750
   6,000   Carmax, Inc.+                         186,300
   3,000   Casey's General Stores, Inc.           54,450
   3,900   Casual Male Retail Group, Inc.(f)+     21,255
   1,300   The Cato Corp. Class A                 37,466
   1,900   Central Garden and Pet Co.+            79,306
   1,600   Charlotte Russe Holding, Inc.+         16,160
   6,855   Charming Shoppes+                      64,231
   4,550   Chico's FAS, Inc.+                    207,162
   1,605   Childrens Place+                       59,433
   2,238   Christopher & Banks Corp.              41,291
   5,000   Claire's Stores, Inc.                 106,250
   2,187   Coldwater Creek, Inc.+                 67,513
   1,900   Cost Plus, Inc.+                       61,047
     100   DEB Shops, Inc.                         2,504
   6,605   Dollar Tree Stores, Inc.+             189,431
   1,853   Dress Barn, Inc.+                      32,613
   3,400   Drugstore.Com+                         11,560
   2,100   Ezcorp, Inc.+                          32,361
   2,400   Finish Line Class A                    43,920
     200   Flanigan's Enterprises, Inc.            1,450
   9,000   Foot Locker, Inc.                     242,370
   2,350   Fred's, Inc.                           40,890
     100   Gadzooks, Inc.+                            96
   3,400   GameStop Corp. Class A+                76,024
   1,487   GameStop Corp. Class B+                33,324
   1,400   Gander Mountain Co.+                   17,962
   1,300   Genesco, Inc.+                         40,482
   2,000   Goody's Family Clothing, Inc.          18,280
   2,400   Great Atlantic & Pacific Tea Co.+      24,600
   2,500   Greg Manning Auctions, Inc.(f)+        30,950
   1,900   Guitar Center, Inc.+                  100,111
   2,900   Gymboree Corp.+                        37,178
   2,850   HOT Topic, Inc.+                       48,991
   2,700   Hancock Fabrics, Inc.                  27,999
   3,800   Insight Enterprises, Inc.+             77,976
   1,365   Jo-Ann Stores, Inc.+                   37,592
     900   Kirkland's, Inc.+                      11,061
   4,880   Kmart Holding Corp.(f)+               482,876
   2,700   Linens 'N Things, Inc.+                66,960
   2,200   Longs Drug Stores Corp.                60,654
   2,200   Men's Wearhouse, Inc.+                 70,312
   7,000   Michaels Stores, Inc.                 209,790
   3,395   Movie Gallery, Inc.                    64,743
   2,500   Navarre Corp.+                         44,000
   2,400   Neiman-Marcus Group, Inc.
             Class A                             171,696
   3,155   O'Reilly Automotive, Inc.+            142,133
   1,100   Overstock.com, Inc.+                   75,900
   1,000   PC Connection, Inc.+                    9,520
   3,400   PEP Boys-Manny Moe & Jack              58,038
   8,900   PETSMART, Inc.                        316,217
   4,425   Pacific Sunwear of California+         98,501
     900   Party City Corp.+                      11,637
   4,800   Pathmark Stores, Inc.+                 27,888
   3,800   Payless Shoesource, Inc.+              46,740
   3,400   Petco Animal Supplies, Inc.+          134,232
   5,100   Pier 1 Imports, Inc.                  100,470
     300   Pricesmart, Inc.+                       2,268
     700   Provide Commerce, Inc.+                26,005
     700   Rex Stores Corp.+                      10,633
   4,800   Rent-A-Center, Inc.+                  127,200
   2,100   Retail Ventures, Inc.+                 14,910
  27,400   Rite Aid Corp.+                       100,284
   8,600   Ross Stores, Inc.                     248,282
   2,600   Ruddick Corp.                          56,394
   7,800   Saks, Inc.                            113,178
   1,800   School Specialty, Inc.+                69,408
   1,600   Sharper Image Corp.+                   30,160
     700   Shoe Carnival, Inc.+                    9,100
   1,800   ShopKo Stores, Inc.+                   33,624
   1,300   The Sportsman's Guide, Inc.+           29,250
   1,450   Stamps.com, Inc.                       22,968
   1,700   Stein Mart, Inc.+                      29,002
     700   Systemax, Inc.+                         5,138
   3,500   Talbots, Inc.                          95,305
   2,100   Too, Inc.+                             51,366
   2,800   Tractor Supply Co.+                   104,188
   2,500   Tuesday Morning Corp.+                 76,575
   2,000   Ultimate Electronics, Inc.(f)+          2,460

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
     400   Unifirst Corp.                    $    11,312
   2,100   United Stationers, Inc.+               97,020
   5,000   Urban Outfitters, Inc.+               222,000
     500   VSI Holdings, Inc.+                         -
   1,700   Weis Markets, Inc.                     65,569
   2,000   West Marine, Inc.+                     49,500
   4,575   The Wet Seal, Inc. Class A+            10,385
     900   Whitehall Jewellers, Inc.+              7,191
   2,645   Whole Foods Market, Inc.              252,201
   6,700   Williams-Sonoma, Inc.+                234,768
   4,000   Zale Corp.+                           119,480
                                             -----------
                                               9,145,309
                                             -----------

   SOAPS & COSMETICS - 0.3%
   1,900   Chattem, Inc.+                         62,890
   3,600   Church & Dwight Co, Inc.              121,032
     549   DEL Laboratories, Inc.+                19,078
   2,700   Elizabeth Arden, Inc.+                 64,098
   6,080   The Estee Lauder Cos., Inc.
             Class A                             278,282
   1,200   Inter Parfums, Inc.                    19,080
   4,300   Nu Skin Enterprises, Inc.
             Class A                             109,134
   5,100   Playtex Products, Inc.+                40,749
   1,987   Revlon, Inc. Class A+                   4,570
                                             -----------
                                                 718,913
                                             -----------

   SOFTWARE - 0.0%
     400   SYNNEX Corp.+                           9,624
                                             -----------

   STEEL - 0.4%
   6,500   AK Steel Holding Corp.+                94,055
     200   Ampco-Pittsburgh Corp.                  2,920
   1,300   Carpenter Technology                   75,998
   1,400   Cold Metal Products, Inc.+                  -
     600   Friedman Industries                     6,468
   1,800   Gibraltar Industries, Inc.             42,516
   6,400   Intermet Corp.                          2,080
   5,400   International Steel Group,
             Inc.+                               219,024
     700   Keystone Consolidated
             Industries, Inc.+                        49
     300   NS Group, Inc.+                         8,340
  11,100   National Steel Corp. Class B+              22
     300   Northwest Pipe Co.+                     7,485
   9,000   Northwestern Steel & Wire Co.+              5
   1,405   Olympic Steel, Inc.+                   37,246
   2,500   Oregon Steel Mills, Inc.+              50,725
   1,000   Quanex Corp.                           68,570
     700   Roanoke Electric Steel Corp.           14,470
   1,300   Ryerson Tull, Inc.                     20,475
   1,750   Schnitzer Steel Industries, Inc.
             Class A                              59,378
     400   Shiloh Industries, Inc.+                5,600
   3,800   Steel Dynamics, Inc.                  143,944
   1,800   Steel Technologies, Inc.               49,518
     300   Weirton Steel Corp.                         -
                                             -----------
                                                 908,888
                                             -----------

   TECHNOLOGY - 0.1%
   7,300   AT&T Latin America Corp.
             Class A+                                 36
     400   AirGate PCS, Inc.+                     14,240
     200   Calico Commerce, Inc.+                      -
   3,600   GoRemote Internet
           Communications, Inc.+                   7,488
     200   International Fibercom, Inc.+               -
   4,175   Internet Capital Group, Inc.+          37,575
     110   InterWorld Corp.+                           5
   6,300   Ipass, Inc.+                           46,620
   2,700   Komag, Inc.+                           50,706
     600   Lawson Products                        30,258
   1,300   MAPICS, Inc.+                          13,715
   1,100   Mobius Management Systems,
             Inc.+                                 7,979
     200   Netobjects+                                 -
   2,800   Redback Networks, Inc.+                15,008
   2,100   Tyler Technologies, Inc.+              17,556
                                             -----------
                                                 241,186
                                             -----------

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   TELEPHONE - 2.6%
   4,480   Adtran, Inc.                      $    85,747
     100   Advanced Switching                          -
   5,760   Alamosa Holdings, Inc.+                71,827
   1,800   Alaska Communications Systems
             Group, Inc.                          15,534
  13,900   American Tower Corp. Class A+         255,760
   7,105   Applied Digital Solutions, Inc.+       47,959
     600   Applied Innovation, Inc.+               2,088
   1,300   Applied Signal Technology, Inc.        45,825
     200   Atlantic Tele-Network Inc.              6,500
   2,200   Autobytel, Inc.+                       13,288
   2,900   Boston Communications Group+           26,796
     800   CT Communications, Inc.                 9,840
   2,000   Carrier Access Corp.+                  21,360
   3,155   CellStar Corp.+                        14,040
   3,800   Centennial Communications
             Corp.+                               30,134
   6,900   Choice One Communications,
             Inc.+                                     -
   9,600   Cincinnati Bell, Inc.+                 39,840
   2,000   Commonwealth Telephone
             Enterprises, Inc.+                   99,320
     230   Copper Mountain Networks+                 626
  11,615   Covad Communications Group,
             Inc.(f)+                             24,856
     300   Covista Communications, Inc.+             582
  12,440   Crown Castle International
             Corp.+                              207,002
     699   D&E Communications, Inc.                8,423
   6,900   Davel Communications, Inc.+                97
   1,900   Ditech Communications Corp.+           28,405
   3,900   Dobson Communications Corp.
             Class A+                              6,825
     715   Equinix, Inc.+                         30,559
   7,200   Extreme Networks+                      47,160
      10   Fibernet Telecom Group, Inc.+               9
   9,300   Finisar Corp.(f)+                      21,204
      64   Focal Communications Corp.+                 -
   3,400   General Communication
             Class A+                             37,536
   2,195   Global Crossing Ltd.(f)+               39,819
       6   GoAmerica, Inc.+                           58
     100   Hector Communications Corp.             2,185
     800   HickoryTech Corp.                       8,552
     300   Integrated Telecom+                         -
   3,200   Intelidata Technologies Corp.+          2,112
   2,800   Interdigital Communications
             Corp.+                               61,880
   2,500   Inter-Tel, Inc.                        68,450
   1,400   j2 Global Communications, Inc.+        48,300
  46,380   Level 3 Communications, Inc.(f)+      157,228
 175,245   Liberty Media Corp. Class A+        1,924,190
  14,100   MCI, Inc.                             284,256
  11,038   McLeodUSA, Inc. Class A+                7,837
   5,722   NTL, Inc.+                            417,477
     300   NET2000 Communications, Inc.+               -
   5,800   Net2Phone, Inc.+                       19,720
  11,365   Nextel Partners, Inc. Class A+        222,072
     600   North Pittsburgh Systems, Inc.         14,838
   2,286   Novatel Wireless, Inc.+                44,303
     247   Optical Cable Corp.+                    1,405
   2,200   Paradyne Networks Corp.+                7,898
   2,080   Pegasus Communications Corp.
             Class A(f)+                          19,531
   3,420   Price Communications Corp.+            63,578
  12,300   Primus Telecommunications GP+          39,114
  14,600   Sonus Networks, Inc.+                  83,658
   2,440   Spectrasite, Inc.+                    141,276
     390   Stratos International, Inc.+            1,712
   4,800   Sunrise Telecom, Inc.                  13,632
     700   SureWest Communications                19,845
   3,733   Talk America Holdings, Inc.+           24,712
   3,400   Telephone & Data Systems, Inc.        261,630
     200   Telular Corp.+                          1,702
   8,000   Terremark Worldwide, Inc.+              5,120
   6,800   Time Warner Telecom, Inc.
             Class A+                             29,648
   2,300   Triton PCS Holdings, Inc. Class A+      7,866
     100   Tut Systems, Inc.+                        402
   5,300   US Cellular Corp.+                    237,228
     500   US LEC Corp. Class A+                   1,599

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                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   3,700   US Unwired, Inc. Class A+         $    17,760
   4,100   Ubiquitel, Inc.+                       29,192
   1,700   Ulticom, Inc.+                         27,251
     400   Warwick Valley Telephone Co.            9,012
      40   Z-Tel Technologies, Inc.+                  70
                                             -----------
                                               5,567,260
                                             -----------
   TIRES & RUBBER GOODS - 0.1%
     200   American Biltrite, Inc.+                2,280
   1,000   Bandag, Inc.                           49,810
   2,200   Carlisle Cos., Inc.                   142,824
   1,000   SRI/Surgical Express, Inc.+             4,960
   2,300   TBC Corp.+                             63,940
                                             -----------
                                                 263,814
                                             -----------
   TOBACCO - 0.1%
   2,700   DIMON, Inc.                            18,144
     900   Schweitzer-Mauduit
             International, Inc.                  30,555
   1,845   Universal Corp.                        88,265
   4,062   Vector Group Ltd.                      67,551
                                             -----------
                                                 204,515
                                             -----------
   TRANSPORTATION - 0.0%
   1,700   Celadon Group, Inc.+                   37,825
     500   Maritrans, Inc.                         9,085
     900   Overnite Corp.                         33,516
                                             -----------
                                                  80,426
                                             -----------
   TRAVEL & RECREATION - 1.9%
   4,038   All-American SportPark, Inc.+             888
   4,200   Alliance Gaming Corp.+                 58,002
   1,300   Amerco, Inc.+                          59,774
     100   American Classic Voyages Co.+               -
   2,300   Ameristar Casinos, Inc.                99,153
   1,900   Argosy Gaming Co.+                     88,730
   2,200   Aztar Corp.+                           76,824
   4,800   Bally Total Fitness Holding Corp.+     20,352
     300   Bluegreen Corp.+                        5,949
   3,600   Boyd Gaming Corp.                     149,940
     600   Buckhead America Corp.+                     6
  17,835   Caesars Entertainment, Inc.+          359,197
   4,200   Callaway Golf Co.                      56,700
   2,400   Cedar Fair LP                          78,960
   2,000   Central Parking Corp.                  30,300
   2,700   Choice Hotels International, Inc.     156,600
   2,400   Dick's Sporting Goods, Inc.+           84,360
   1,500   Dollar Thrifty Automotive Group+       45,300
     589   Dover Downs Gaming &
             Entertainment, Inc.                   7,716
     400   Empire Resorts, Inc.+                   4,412
   1,000   Full House Resorts, Inc.+                 610
   1,200   Glassmaster Co.+                          480
     800   Hudson Hotels Corp.+                        -
     100   Huffy Corp.+                               13
     400   International Leisure Hosts Ltd.+       1,900
     400   Jameson Inns, Inc.+                       788
   1,700   Johnson Outdoors, Inc. Class A+        34,170
   1,392   K2, Inc.+                              22,105
   2,900   Lakes Entertainment, Inc.+             47,241
   8,300   MGM Mirage+                           603,742
   3,400   MTR Gaming Group, Inc.+                35,904
   3,700   Mandalay Resort Group                 260,591
     900   Marcus Corp.                           22,626
     400   Marine Products Corp.                  10,444
   4,900   Mikohn Gaming Corp.+                   50,078
   2,300   Monarch Casino & Resort,
             Inc.+                                93,265
   2,300   Multimedia Games, Inc.+                36,248
     900   Navigant International, Inc.(f)+       10,953
   3,500   Pinnacle Entertainment, Inc.+          69,230
   2,300   President Casinos, Inc.+                  368
   4,700   Renaissance Entertainment
             Corp.+                                  611
   1,200   Rent-Way, Inc.+                         9,612
  11,400   Royal Caribbean Cruises Ltd.          620,616
   3,150   SCP Pool Corp.                        100,485
   3,700   Scientific Games Corp. Class A+        88,208
     300   Sholodge, Inc.+                         1,306

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MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
   2,162   Shuffle Master, Inc.(f)+          $   101,830
   4,100   Six Flags, Inc.+                       22,017
     200   Sonesta International Hotels
             Class A+                              1,288
   2,000   Speedway Motorsports, Inc.             78,360
   1,692   The Sports Authority, Inc.+            43,569
   7,300   Sports Entertainment
           Enterprises, Inc.+                     64,605
   3,400   Station Casinos, Inc.                 185,912
   1,100   Stellent, Inc.+                         9,702
     500   Travis Boats & Motors, Inc.+              195
   1,700   Vail Resorts, Inc.+                    38,114
   1,800   WMS Industries, Inc.+                  60,372
     300   Westcoast Hospitality Corp.+            1,830
                                             -----------
                                               4,112,551
                                             -----------
   TRUCKING & FREIGHT - 1.0%
   1,900   Arkansas Best Corp.                    85,291
     300   BancTrust Financial Group,
             Inc.                                  7,266
   4,800   CH Robinson Worldwide, Inc.           266,516
   1,200   CNF, Inc.                              60,120
     500   Central Freight Lines, Inc.+            3,150
     700   Covenant Transport, Inc.
             Class A+                             14,574
   5,205   Expeditors International
           Washington, Inc.                      290,855
   1,800   Forward Air Corp.+                     80,460
     800   Frozen Food Express Industries+        10,320
   1,100   HUB Group, Inc. Class A+               57,442
   4,581   Heartland Express, Inc.               102,935
   4,600   JB Hunt Transport Services, Inc.      206,310
   3,000   Knight Transportation, Inc.            74,400
   4,610   Laidlaw International, Inc.+           98,654
   2,200   Landstar System, Inc.+                162,008
     825   Marten Transport Ltd.+                 18,752
   1,375   Old Dominion Freight Line+             47,850
     400   PAM Transportation Services+            7,500
   3,600   Pacer International, Inc.+             76,536
   3,300   Sirva, Inc.+                           63,426
   4,670   Swift Transportation Co., Inc.+       100,312
     700   US Xpress Enterprises, Inc.
             Class A+                             20,510
   1,700   USF Corp.                              64,515
   1,700   Wabash National Corp.+                 45,781
   4,400   Werner Enterprises, Inc.               99,616
   2,893   Yellow Roadway Corp.+                 161,169
                                             -----------
                                               2,226,268
                                             -----------
   UTILITY - 0.0%
     500   Infrasource Services, Inc.+             6,500
                                             -----------
           TOTAL INVESTMENTS IN COMMON STOCKS
           (Cost - $157,423,405) 95.1%       207,406,108
                                             -----------
    FACE
  AMOUNT
--------
    FIXED-INCOME SECURITIES

    NON-FERROUS METALS - 0.0%
    $500   Mueller Industries, Inc.,
             6% due 11/01/2014                       490
                                             -----------

           TOTAL INVESTMENTS IN FIXED-INCOME
             SECURITIES
           (Cost-$490)0.0%                           490
                                             -----------

  SHARES
    HELD
--------
           PREFERRED STOCKS
   TELEPHONE - 0.0%
      50   ATSI Communications, Inc.
             (Series H) (Convertible)                 34
                                             -----------
           TOTAL INVESTMENT IN PREFERRED STOCKS
             (Cost - $200)0.0%                        34
                                             -----------

 S C H E D U L E
================----------------------------------------------------------------
                 of INVESTMENTS
                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  SHARES
    HELD   INDUSTRY++/ISSUE                        VALUE
--------------------------------------------------------
                RIGHTS
   DRUGS & MEDICINE - 0.0%
     800   Psychiatric Solutions, Inc.
             (Contingent Value)(e)           $         -
   9,860   ViroLogic Inc.
             (Contingent Value)(e)                 2,268
                                             -----------
                                                   2,268
                                             -----------

   FINANCE - 0.0%
   1,500   Hoenig Group (Contingent Value)(e)          -
                                             -----------

   RETAIL - 0.0%
     300   Pricesmart Inc.(g)                        306
                                             -----------
           TOTAL INVESTMENTS IN RIGHTS
             (Cost - $5,519)0.0%                   2,574
                                             -----------

              WARRANTS(c)
   BUSINESS SERVICES - 0.0%
     104   Magellan Health Services, Inc.          1,092
                                             -----------

   CONSTRUCTION - 0.0%
   4,800   Foster Wheeler Ltd. (Class B)           3,360
                                             -----------

   ELECTRONICS - 0.0%
       1   APW Ltd.                                    -
                                             -----------

   MATERIALS & SERVICES - 0.0%
     103   Polymer Group Inc. (Class A)                1
     103   Polymer Group Inc. (Class B)                1
                                             -----------
                                                       2
                                             -----------

   TECHNOLOGY - 0.0%
     121   Optical Cable Corporation                  98
                                             -----------

   TELEPHONE - 0.0%
      46   SpectraSite, Inc.                       3,920
                                             -----------
           TOTAL INVESTMENTS IN WARRANTS
             (Cost - $1,454)0.0%                   8,472
                                             -----------
BENEFICIAL
 INTEREST/
    SHARES
      HELD
----------
           OTHER INTERESTS(d)

   BUSINESS SERVICES - 0.0%
 $14,900   StorageNetworks, Inc..
             (Litigation Trust Certificates)           -
                                             -----------

   ENERGY & UTILITIES - 0.0%
     600   PetroCorp Incorporated
             (Escrow Shares)+                          -
                                             -----------

   FINANCE - 0.0%
     700   Bingham Financial Services
             Corporation(Escrow Shares)+               -
                                             -----------

   MISCELLANEOUS FINANCE - 0.0%
 $   200   Malan Realty Investors, Inc.
             (Litigation Trust Certificates)           -
                                             -----------

   TELEPHONE - 0.0%
 $   600   High Speed Access Corp.
             (Liquidating Shares)+                     -
 $16,016   McLeod USA, Incorporated
             (Litigation Trust Certificates)           -
                                             -----------
           TOTAL INVESTMENTS IN OTHER INTERESTS
             (Cost - $2,282)0.0%                       -
                                             -----------
           TOTAL LONG-TERM INVESTMENTS
             (Cost - $157,433,350)95.1%      207,417,678
                                             -----------

80

 S C H E D U L E
================----------------------------------------------------------------
                 of INVESTMENTS
                 (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

  BENEFICIAL
    INTEREST   INDUSTRY++/ISSUE                               VALUE
-------------------------------------------------------------------
               SHORT-TERM SECURITIES

  $9,952,035   Merrill Lynch Liquidity Series,
                 LLC Cash Sweep Series I(a)            $  9,952,035
   5,655,420   Merrill Lynch Liquidity Series,
                 LLC Money Market
                 Series I(a)(b)                           5,655,420
                                                       ------------
               TOTAL INVESTMENTS IN SHORT-TERM
                 SECURITIES
               (Cost - $15,607,455) 7.2%                 15,607,455
                                                       ------------
TOTAL INVESTMENTS
               (Cost - $173,040,805*) 102.3%            223,025,133
                                                       ------------
               LIABILITIES IN EXCESS OF OTHER
                 ASSETS (2.3%)                           (5,033,728)
                                                       ------------
               NET ASSETS 100.0%                       $217,991,405
                                                       ============


     * The cost and unrealized appreciation/depreciation of investments as December 31, 2004, as computed for federal income tax purposes, were as follows:

Aggregate cost                                      $173,962,487
                                                    ============
Unrealized appreciation                             $ 60,597,582
Unrealized depreciation                              (11,534,936)
                                                    ------------
Net unrealized appreciation                         $ 49,062,646
                                                    ============

     + Non-income-producing security.
    ++ For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Series' management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

   (a) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

NET INTEREST/DIVIDEND
AFFILIATE                                   ACTIVITY                 INCOME
----------------------------------------------------------------------------
Merrill Lynch Liquidity
   Series, LLC Cash Sweep Series I      $(2,277,353)               $147,940
Merrill Lynch Liquidity
   Series, LLC Money Market Series      $ 3,158,070                $ 37,231
Merrill Lynch Premier
   Institutional Fund                      (832,450)               $  2,903

   (b) Security was purchased with the cash proceeds from securities loans.
   (c) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income-producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
   (d) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income-producing.
   (e) The rights entitle the holder to future cash distribution.
   (f) Security, or portion of security, is on loan.
   (g) The rights may be exercised until 1/20/2005.

   Financial futures contracts purchased as of December 31, 2004, were as follows:

NUMBER OF                         EXPIRATION             FACE           UNREALIZED
CONTRACTS             ISSUE             DATE            VALUE         APPRECIATION
----------------------------------------------------------------------------------
       12             Russell
                   2000 Index     March 2005       $3,856,004             $ 67,696
       21                 S&P
                   MidCap 400
                        Index     March 2005        6,758,628              227,547
                                                                          --------
TOTAL UNREALIZED APPRECIATION - NET                                       $295,243
                                                                          ========

   SEE NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES

MASTER EXTENDED MARKET INDEX SERIES
AS OF DECEMBER 31, 2004

ASSETS
  Investments in unaffiliated securities, at value (including securities loaned of $5,390,683) (identified
    cost - $157,433,350)                                                        $207,417,678
  Investments in affiliated securities, at value (identified
    cost - $15,607,455)                                                           15,607,455
  Cash on deposit for financial futures contracts                                    475,851
  Cash                                                                                51,331
  Receivables:
    Contributions                                                  $355,151
    Securities sold                                                 218,120
    Dividends                                                       201,039
    Variation margin                                                 22,969
    Interest (including $18,918 from affiliates)                     18,923
    Securities lending                                                5,538          821,740
                                                                   --------
  Prepaid expenses and other assets                                                    6,054
                                                                                ------------
  Total assets                                                                   224,380,109
                                                                                ------------

LIABILITIES
  Collateral on securities loaned, at value                                        5,655,420
  Payables:
    Withdrawals                                                     717,564
    Investment adviser                                                2,028
    Other affiliates                                                    981          720,573
                                                                   --------
  Other liabilities                                                                   12,711
                                                                                ------------
Total liabilities                                                                  6,388,704
                                                                                ------------
Net assets                                                                      $217,991,405
                                                                                ============

NET ASSETS CONSIST OF:
  Investors' capital                                                            $167,711,834
  Unrealized appreciation - net                                                   50,279,571
                                                                                ------------
Net assets                                                                      $217,991,405
                                                                                ============

SEE NOTES TO FINANCIAL STATEMENTS.

82

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS

MASTER EXTENDED MARKET INDEX SERIES
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends (net of $1,875 foreign withholding tax)                        $ 2,072,640
  Interest (including $147,940 from affiliates)                                148,101
  Securities lending - net                                                      40,134
  Other                                                                          3,862
                                                                           -----------
Total income                                                                 2,264,737
                                                                           -----------

EXPENSES
  Professional fees                                     $    63,581
  Custodian fees                                             36,409
  Accounting services                                        26,664
  Investment advisory fees                                   19,311
  Printing and shareholder reports                            6,805
  Trustees' fees and expenses                                 2,173
  Other                                                      16,297
                                                        -----------
Total expenses                                                                 171,240
                                                                           -----------
Investment income - net                                                      2,093,497
                                                                           -----------

REALIZED & UNREALIZED GAIN (LOSS) - NET
  Realized gain on:
     Investments - net                                   5,874,633
     Futures contracts - net                               495,049           6,369,682
                                                       -----------
  Change in unrealized appreciation on:
     Investments - net                                  24,307,772
     Futures contracts - net                              (101,004)         24,206,768
                                                       -----------         -----------
Total realized and unrealized gain - net                                    30,576,450
                                                                           -----------
Net increase in net assets resulting from operations                       $32,669,947
                                                                           ===========

SEE NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS

MASTER EXTENDED MARKET INDEX SERIES
FOR THE YEAR ENDED DECEMBER 31,

INCREASE (DECREASE) IN NET ASSETS:                              2004               2003
                                                        -------------------------------
OPERATIONS
   Investment income - net                              $  2,093,497        $ 1,356,296
   Realized gain (loss) - net                              6,369,682           (936,686)
   Change in unrealized appreciation - net                24,206,768         45,815,708
                                                        -------------------------------
Net increase in net assets resulting from operations      32,669,947         46,235,318
                                                        -------------------------------

CAPITAL TRANSACTIONS
   Proceeds from contributions                            78,308,788         72,933,076
   Fair value of withdrawals                             (65,469,029)       (40,449,340)
                                                        -------------------------------
Net increase in net assets derived from capital
   transactions                                           12,839,759         32,483,736
                                                        -------------------------------

NET ASSETS
   Total increase in net assets                           45,509,706         78,719,054
   Beginning of year                                     172,481,699         93,762,645
                                                        -------------------------------
   End of year                                          $217,991,405       $172,481,699
                                                        ===============================

SEE NOTES TO FINANCIAL STATEMENTS.

84

 F I N A N C I A L
==================--------------------------------------------------------------
                   HIGHLIGHTS

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

The following ratios have been derived from information provided in the financial statements.

                                                                                                          FOR THE PERIOD
                                                                                                       OCT. 27, 2000+ TO
                                                            FOR THE YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                        2004         2003        2002          2001                 2000
                                                   ---------------------------------------------------------------------
TOTAL INVESTMENT RETURN**
Total investment return                                18.43%       44.11%     (17.77%)       (9.03%)                  -

RATIOS TO AVERAGE NET ASSETS
Expenses, net of reimbursement                           .09%         .12%        .08%          .08%                 .08%*
Expenses                                                 .09%         .13%        .15%          .28%                 .65%*
Investment income - net                                 1.08%        1.09%       1.11%         1.33%                2.02%*

SUPPLEMENTAL DATA
Net assets, end of period (in thousands)            $217,991     $172,428     $93,763      $104,838              $20,805
Portfolio turnover                                     22.90%       14.53%      28.14%        97.51%                8.88%

   * Annualized.
  ** Total return is required to be disclosed for fiscal years beginning after
     December 15, 2000.
   + Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

(1) SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

           Master Extended Market Index Series (the "Series") is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The financial statements of the Series are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from estimates. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

              A. VALUATION OF INVESTMENTS - Equity securities held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap, or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

                 Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the

86

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

                 OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

                 Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

                 Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series' shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

                 may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility, or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees of the Trust or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

              B. DERIVATIVE FINANCIAL INSTRUMENTS - The Series may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

                 1. FINANCIAL FUTURES CONTRACTS - The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                 2. OPTIONS - The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market

88

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

                    value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

                    Written and purchased options are non-income-producing investments.

                 3. FORWARD FOREIGN EXCHANGE CONTRACTS - The Series may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

                 4. FOREIGN CURRENCY OPTIONS AND FUTURES - The Series may
                    purchase or sell listed or over-the-counter foreign currency options, foreign currency futures, and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Series, sold by the Series but not yet delivered, or committed or anticipated to be purchased by the Series.

              C. INCOME TAXES - The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets,

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

                 income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of subchapter M of the Internal Revenue Code.

              D. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security
                 transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

              E. SECURITIES LENDING - The Series may lend securities to
                 financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Series typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative, and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to

90

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

                 return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(2) INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES
------------------------------------------------------------------

           The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

           FAM is responsible for the management of the Series portfolio and provides the necessary personnel, facilities, equipment, and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. FAM has entered into a contractual arrangement with the Series under which all expenses incurred by the Series will not exceed .12%. This arrangement has a one-year term and is renewable.

           The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities-lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

MASTER EXTENDED MARKET INDEX SERIES
DECEMBER 31, 2004

           money market funds advised by FAM or its affiliates. As of December 31, 2004, the Series lent securities with a value of $9,452 to MLPF&S or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $17,321 in securities-lending agent fees from the Series.

           For the year ended December 31, 2004, the Series reimbursed FAM $3,998 for certain accounting services.

           Certain officers and/or trustees of the Series are officers and/or trustees of FAM, PSI, and/or ML & Co.

(3) INVESTMENTS
--------------------------------------------------------------------------------

           Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004, were $59,809,261 and $40,873,857, respectively.

(4) SHORT-TERM BORROWINGS
--------------------------------------------------------------------------------

           The Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory, or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

92

 O F F I C E R S '  A N D  T R U S T E E S '
=====================-----------------------------------------------------------
                      INFORMATION

QUANTITATIVE MASTER SERIES TRUST

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                    FUND        OTHER PUBLIC
                               POSITION(S)     LENGTH                                              COMPLEX      DIRECTORSHIPS
                               HELD WITH       OF TIME           PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
  NAME       ADDRESS & AGE       TRUST         SERVED              DURING PAST 5 YEARS             TRUSTEE         TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED
-----------------------------------------------------------------------------------------------------------------------------
TERRY K.     P.O.Box 9011      President       2000 to        President and Chairman of the     124 Funds       None
GLENN*       Princeton, NJ     and Trustee     present        Merrill Lynch Investment          163 Portfolios
             08543-9011                                       Managers, L.P. ("MLIM")/Fund
             Age: 64                                          Asset Management, L.P. ("FAM") -
                                                              advised funds since 1999;
                                                              Chairman (Americas Region) of
                                                              MLIM from 2000 to 2002;
                                                              Executive Vice President of
                                                              MLIM and FAM (which terms
                                                              as used herein include their
                                                              corporate predecessors) from 1983
                                                              to 2002; President of FAM
                                                              Distributors, Inc. ("FAMD")
                                                              from 1986 to 2002 and Director
                                                              thereof from 1991 to 2002;
                                                              Executive Vice President and
                                                              Director of Princeton Services,
                                                              Inc. ("Princeton Services")
                                                              from 1993 to 2002; President of
                                                              Princeton Administrators, L.P.
                                                              from 1989 to 2002; Director of
                                                              Financial Data Services, Inc.
                                                              since 1985.

             * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which
             MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment
             Company Act, of the Trust based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Trust President, Mr. Glenn serves at the pleasure of the Board of Trustees.
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT  TRUSTEES*
-----------------------------------------------------------------------------------------------------------------------------
DONALD W.    P.O. Box 9095     Trustee         2002 to        General Partner of The Burton     23 Funds        ITC Delta-
BURTON       Princeton, NJ                     present        Partnership, Limited Partnership  42 Portfolios   Com, Inc.,
             08543-9095                                       (an Investment Partnership) since                 Knology,
             Age: 60                                          1979; Managing General Partner                    Inc.,
                                                              of The South Atlantic Venture                     Symbion,
                                                              Funds since 1983; Member of the                   Inc.
                                                              Investment Advisory Committee of
                                                              the Florida State Board of
                                                              Administration since 2001.
-----------------------------------------------------------------------------------------------------------------------------
M. COLYER    P.O. Box 9095     Trustee         2000 to        James R. Williston Professor of   24 Funds        Cambridge
CRUM         Princeton, NJ                     present        Investment Management             43 Portfolios   Bancorp
             08543-9095                                       Emeritus, Harvard Business School
             Age: 72                                          since 1996; James R. Williston
                                                              Professor of Investment
                                                              Management, Harvard Business
                                                              School from 1971 to 1996.
-----------------------------------------------------------------------------------------------------------------------------

 O F F I C E R S '  A N D  T R U S T E E S '
=====================-----------------------------------------------------------
                      INFORMATION
                      (continued)

QUANTITATIVE MASTER SERIES TRUST

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                    FUND        OTHER PUBLIC
                               POSITION(S)     LENGTH                                              COMPLEX      DIRECTORSHIPS
                               HELD WITH       OF TIME           PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
  NAME       ADDRESS & AGE       TRUST         SERVED              DURING PAST 5 YEARS             TRUSTEE         TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT  TRUSTEES* (countinued)
-----------------------------------------------------------------------------------------------------------------------------
LAURIE       P.O. Box 9095     Trustee         2000 to        Professor of Finance and          23 Funds        None
SIMON        Princeton, NJ                     present        Economics, Graduate School        42 Portfolios
HODRICK      08543-9095                                       of Business, Columbia
             Age: 42                                          University since 1998.
-----------------------------------------------------------------------------------------------------------------------------
DAVID H.     P.O.Box 9095      Trustee         2003 to        Consultant with Putnam            23 Funds        None
WALSH        Princeton, NJ                     present        Investments from 1998 to 2003     42 Portfolios
             08543-9095                                       and employed in various
             Age: 63                                          capacities there from 1973
                                                              to 1992; Director, The National
                                                              Audubon Society since 1998;
                                                              Director, The American
                                                              Museum of Fly Fishing
                                                              since 1997.
-----------------------------------------------------------------------------------------------------------------------------
FRED G.      P.O.Box 9095      Trustee         2000 to        Managing Director of FGW          23 Funds        Watson
WEISS        Princeton,                        present        Associates since 1997; Vice       42 Portfolios   Pharmaceuticals,
             NJ 08543-9095                                    President, Planning, Investment                   Inc.
             Age: 63                                          and Development of Warner
                                                              Lambert Co. from 1979 to
                                                              1997; Director of Michael
                                                              J. Fox Foundation for
                                                              Parkinson's Research since
                                                              2000; Director of BTG
                                                              International, Plc(a global
                                                              technology commercialization
                                                              company) since 2001.

            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until
            December 31 of the year in which they turn 72.

94

 O F F I C E R S '  A N D  T R U S T E E S '
=====================-----------------------------------------------------------
                      INFORMATION
                      (continued)

QUANTITATIVE MASTER SERIES TRUST

                                    POSITION(S)         LENGTH
                                     HELD WITH         OF TIME
  NAME         ADDRESS& AGE            TRUST            SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
FUND/TRUST OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
DONALD C.      P.O. Box 9011        Vice               1997 to        First Vice President of FAM and MLIM since 1997 and
BURKE          Princeton,           President          present        Treasurer thereof since 1999; Senior Vice President and
               NJ 08543-9011        and                and            Treasurer of Princeton Services since 1999 and
               Age: 44              Treasurer          1999 to        Director since 2004; Vice President of FAMD since 1999;
                                                       present        Vice President of MLIM and FAM from 1990 to 1997;
                                                                      Director of Taxation of MLIM from 1990 to 2001.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT C.      P.O.Box 9011         Senior Vice        1999 to        President of MLIM/FAM-advised Funds since 2005; President
DOLL, JR.      Princeton,           President          present        of MLIM and FAM since 2001; Co-Head (Americas Region)
               NJ 08543-9011                                          thereof from 2000 to 2001 and Senior Vice President from
               Age: 50                                                1999 to 2001; President and Director of Princeton Services,
                                                                      Inc. since 2001; President of Princeton Administrators, L.P.
                                                                      since 2001; Chief Investment Officer of Oppenheimer Funds,
                                                                      Inc. from 1991 to 1999.
-----------------------------------------------------------------------------------------------------------------------------------
RICHARD J.     P.O.Box 9011         Vice               1999 to        Managing Director and Head of Global Index and Enhanced
VELLA          Princeton,           President          present        Index products for Merrill Lynch Quantitative Advisors since
               NJ 08543-9011                                          1999; Managing Director and Head of the Global Index and
               Age: 48                                                Enhanced Index business at Bankers Trust from 1984 to 1999.
-----------------------------------------------------------------------------------------------------------------------------------
JEFFREY        P.O Box 9011         Chief              2004 to        Chief Compliance Officer of the MLIM/FAM-advised funds
HILLER         Princeton,           Compliance         present        and First Vice President and Chief Compliance Officer of
               NJ 08534             Officer                           MLIM since 2004; Global Director of Compliance at Morgan
               Age: 53                                                Stanley Investment Management from 2002 to 2004;
                                                                      Managing Director and Global Director of Compliance at
                                                                      Citigroup Asset Management from 2000 to 2002; Chief Com-
                                                                      pliance Officer at Soros Fund Management in 2000; Chief
                                                                      Compliance Officer at Prudential Financial from 1995 to 2000.
-----------------------------------------------------------------------------------------------------------------------------------
ALICE A.       P.O.Box 9011         Secretary          2004 to        Secretary of MLIM, FAM, FAMD and Princeton Services since
PELLEGRINO     Princeton,                              present        2004; Director (Legal Advisory) of MLIM since 2002; Vice
               NJ 08543-9011                                          President of MLIM from 1999 to 2002; Attorney associated with
               Age: 44                                                MLIM since 1997.
-----------------------------------------------------------------------------------------------------------------------------------
              * Officers of the Trust serve at the pleasure of the Board of Trustees.
-----------------------------------------------------------------------------------------------------------------------------------
              Further information about the Trust's Officers and Trustees is available in the Trust's Statement of
              Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
-----------------------------------------------------------------------------------------------------------------------------------
              CUSTODIAN                                                TRANSFER AGENT
              JPMorgan Chase Bank                                      Financial Data Services, Inc.
              4 Chase MetroTech Center, 18th floor                     4800 Deer Lake Drive East
              Brooklyn, NY 11245                                       Jacksonville, FL 32246-6484
                                                                       800-637-3863

              ---------------------------------------------------------------------------------------------------------------------
              Effective January 1, 2005, Terry K. Glenn, President and Trustee, and M. Colyer Crum, Trustee of Quantitative Master
              Series Trust, retired. The Trust's Board of Trustees wishes Mr. Glenn and Professor Crum well in their retirements.

              Effective January 1, 2005, Robert C. Doll, Jr. became Executive Vice President and Chief Executive Officer of the
              Trust.
              ---------------------------------------------------------------------------------------------------------------------

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

          DIRECTORS          Christopher W. Claus
                             Barbara B. Dreeben
                             Robert L. Mason, Ph.D.
                             Michael F. Reimherr
                             Laura T. Starks, Ph.D.
                             Richard A. Zucker

     ADMINISTRATOR,          USAA Investment Management Company
INVESTMENT ADVISER,          P.O. Box 659453
       UNDERWRITER,          San Antonio, Texas 78265-9825
    AND DISTRIBUTOR

     TRANSFER AGENT          USAA Shareholder Account Services
                             9800 Fredericksburg Road
                             San Antonio, Texas 78288

          CUSTODIAN          JP Morgan Chase
                             4 Chase Metro Tech, 18th Floor
                             Brooklyn, New York 11245

        INDEPENDENT          Ernst & Young LLP
  REGISTERED PUBLIC          100 West Houston St., Suite 1900
    ACCOUNTING FIRM          San Antonio, Texas 78205

          TELEPHONE          Call toll free - Central time
   ASSISTANCE HOURS          Monday - Friday, 7 a.m. to 10 p.m.
                             Saturday, 8:30 a.m. to 5 p.m.
                             Sunday, 10:30 a.m. to 7 p.m.

     FOR ADDITIONAL          (800) 531-8181
  INFORMATION ABOUT          For account servicing, exchanges,
       MUTUAL FUNDS          or redemptions
                             (800) 531-8448

    RECORDED MUTUAL          24-hour service (from any phone)
  FUND PRICE QUOTES          (800) 531-8066

        MUTUAL FUND          (from touch-tone phones only)
     USAA TOUCHLINE          For account balance, last transaction, fund
                             prices, or to exchange or redeem fund shares
                             (800) 531-8777

    INTERNET ACCESS          USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE COMPANY'S BOARD OF DIRECTORS FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, IS AVAILABLE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORM N-QS ARE AVAILABLE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORM N-QS ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

                                                        [LOGO OF RECYCLED PAPER]
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                                                                  Paper

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          [LOGO OF USAA]          WE KNOW WHAT IT MEANS TO SERVE.(R)
              USAA                ----------------------------------
                                     INSURANCE o MEMBER SERVICES

37733-0205                                   (C)2005, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On June 25, 2003, the Board of Directors of USAA Mutual Fund, Inc. approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No amendments have been made to the Sarbanes Code since it was adopted, and no waivers (explicit or implicit) from a provision of the Sarbanes Code have been granted.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Dr. Laura T. Starks, Ph.D. has been designated as an audit committee financial expert for USAA Mutual Fund, Inc. Dr. Starks has served as a professor of Finance at the University of Texas at Austin since 1987, and has served as the Chair Professor of Finance since 1996. Dr. Starks also has served as a consultant to numerous clients, including accounting firms, on a range of finance, accounting and auditing issues. Dr. Starks is an independent director who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Fund, Inc.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Fund, Inc., consists of 17 funds in all. The Index Funds are the only three funds of the Registrant (the Funds) that have a fiscal year-end of December 31, and the remaining funds have a fiscal year-end of July 31. The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2003 and 2004 were $66,500 and $69,450, respectively. The audit fees associated with the other funds of the Registrant will be detailed in the Form N-CSR filed for those funds with fiscal year-ends of July 31.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid by the Funds' transfer agent for professional services rendered by Ernst & Young LLP for audit-related services related to the annual study of internal controls for fiscal years ended December 31, 2003 and 2004 were $15,000 and $15,500, respectively. The Registrant did not accrue or pay Ernst & Young LLP any audit-related fees.

(c) TAX FEES. The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young LLP for the review of the Funds' federal, state and city income tax returns and excise tax calculations for fiscal years ending December 31, 2003 and 2004 were $19,100 and $14,850, respectively. For the fiscal year ended December 31, 2004, the Registrant paid Ernst & Young LLP $1,547 for tax consulting services work, and paid aggregate tax fees of $16,397 for this fiscal year. The tax fees associated with the other funds of the Registrant will be detailed in the Form N-CSR filed for those funds with fiscal year-ends of July 31. The tax services were pre-approved by the Audit Committee.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for 2003 or 2004.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The total aggregate non-audit fees accrued or paid to Ernst & Young LLP for services rendered to the Registrant, and the Registrant's investment adviser, IMCO, and transfer agent, USAA Shareholder Account Services (SAS), for the fiscal years ending December 31, 2003 and 2004 were $56,100 and $59,397, respectively. These amounts include the audit-related fees paid by SAS, and tax fees paid to Ernst & Young LLP for work related to the Funds, and an amount paid by IMCO for work unrelated to the Funds' operations.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2003 and 2004 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Directors/Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 10.  CONTROLS AND PROCEDURES

The chief executive officer and chief financial officer of USAA Mutual Fund, Inc. (Fund) have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation. The Financial Certification and Oversight Committee of IMCO approved certain changes to its procedures to clarify the compilation, review and certification and responsibilities related to Item 4 disclosure in the 3rd quarter of 2004.



ITEM 11.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUND, INC.
                           USAA TAX-EXEMPT FUND, INC.
                              USAA INVESTMENT TRUST
                            USAA STATE TAX-FREE TRUST
                           USAA LIFE INVESTMENT TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust and USAA Life Investment Trust (collectively, the Funds, and each a Company) have adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to each Company's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

   The purpose of the Code is to promote:
   o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
   o full, fair, accurate, timely and understandable disclosure in reports and documents that each Company files with, or submits to, the SEC and in other public communications made by each Company;
   o     compliance with applicable laws and governmental rules and regulations;
   o prompt internal reporting of violations of the Code to the Chief Legal Officer of each Company, the President of each Company (if the violation concerns the Treasurer) and the Chairman of the Board of Directors/Trustees of each Company; and
   o     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by each Company's Board of Directors/Trustees (each a Board, and collectively the Boards) that the Covered Officers also may be officers or employees of one or more other investment companies covered by this joint USAA Funds' Code.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

   o use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
   o cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
   o accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds during contract negotiations.
   o accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
             o EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

   o service as a director on the board or an officer of any public or private company, other than a USAA company or a Company, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to each affected Company.
   o the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Company has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of a Company shall be considered the Chief Legal Officer of a Company.
   o the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
   o any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than IMCO or any other USAA company, must be approved by the Chairman of the Board of the Directors/Trustees and reported to each affected Board.
   o any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chairman of the Board of Directors/Trustees and reported to each affected Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

   o Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by each Company.

   o Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Directors/Trustees and auditors, and to government regulators and self-regulatory organizations.

   o Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by a Company with, or submitted to, the SEC, and in other public communications made by the Funds.

   o Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.

   o A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.

   o A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of each Company is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA
               Funds' outside counsel or counsel for the Independent Directors/Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chairman of the Board of Directors/Trustees and will be considered by the Board of Directors/Trustees.

         B.    REQUIRED REPORTS

         o     EACH COVERED OFFICER MUST:
               o Upon adoption of the Code, affirm in writing to the Boards that he has received, read and understands the Code.
               o Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

         o     THE CHIEF LEGAL OFFICER MUST:
               o report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
               o report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         o INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Company (if the complaint involves the Treasurer), the Chairman of the Board (or for the USAA Life Investment Trust (LIT) the Chairman/CEO of USAA if the complaint involves the Chairman of the LIT Board) and the Chairperson of the Audit Committee any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         o INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chairman of the Board or the Chairperson of the Audit Committee direct another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chairman of the Board, or the Board as a whole, may direct the Company's outside counsel or the counsel to the Independent Directors/Trustees (if any) to participate in any investigation under this Code.
         o STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         o VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chairman of the Board (and for the USAA LIT the Chairman/CEO of USAA if the violation involves the Chairman of the LIT Board) the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chairperson of the Audit Committee of each Company.

               The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
               o The Boards of Directors/Trustees understand that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Directors/Trustees will report to the Boards the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of a Company, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Directors/Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Directors/Trustees and counsel for the Independent Directors/Trustees (if any), the appropriate Company and its counsel, IMCO, and other personnel of USAA as determined by the affected Company's Chief Legal Officer or the Chairman of the Board of Directors/Trustees.

Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

                                   APPENDIX A
                                COVERED OFFICERS


TITLE             COMPANY

PRESIDENT         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA State Tax-Free Trust
                  USAA Life Investment Trust

TREASURER         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA State Tax-Free Trust
                  USAA Life Investment Trust

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUND, INC., Index Funds

By:*     /s/ EILEEN M. SMILEY
         -----------------------------------------------------------
         Signature and Title:  Eileen M. Smiley, Assistant Secretary

Date:    MARCH 8, 2005
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         ----------------------------------------------------
         Signature and Title:  Christopher W. Claus/President

Date:    MARCH 8, 2005
         ------------------------------


By:*     /s/ DAVID HOLMES
         --------------------------------------------
         Signature and Title:  David Holmes/Treasurer

Date:    MARCH 8, 2005
         ------------------------------


*Print the name and title of each signing officer under his or her signature.